OLD MUTUAL FUNDS

4643 South Ulster Street, Suite 700
Denver, CO  80237
1-888-772-2888

November 30, 2011

Dear Shareholder:

A joint special meeting (the “Meeting”) of the shareholders of the series of Old Mutual Funds I and Old Mutual Funds II (the “Old Mutual Trusts”) identified in the enclosed Notice of Joint Special Meeting of Shareholders (the “Notice”) will be held at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. (“Old Mutual”) at 4643 South Ulster Street, Suite 700, Denver, CO 80237 on February 10, 2012.  The purpose of the Meeting is to vote on an important proposal that affects the series of the Old Mutual Trusts identified in the Notice (each, an “Old Mutual Fund” and collectively, the “Old Mutual Funds”) and your investment in one or more of them.

On October 4, 2011, Old Mutual entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone”), investment adviser to the Touchstone family of funds and an indirect, wholly-owned subsidiary of the Western-Southern Mutual Holding Company (the “Transaction”).  In connection with the Transaction, the Boards of Trustees of the Old Mutual Trusts have approved that each Old Mutual Fund be transitioned to the Touchstone mutual fund platform by transferring the assets and liabilities of each Old Mutual Fund to a corresponding series of Touchstone Strategic Trust (each, an “Acquiring Fund”) (the “Reorganization”).  Each Acquiring Fund is a newly-organized fund that has been created for purposes of the Reorganization.  Currently, Touchstone’s retail mutual fund platform includes 32 separate mutual funds, which are managed by Touchstone and sub-advised by various institutional investment managers.

The transition of the Old Mutual Funds onto the Touchstone mutual fund platform will create a larger fund family that will offer a broader range of equity, fixed-income, alternative and other investment options.  The combination also presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.  The combination will also preserve continuity of investment management as most Acquiring Funds will employ the same portfolio managers as their corresponding Old Mutual Funds.

The Board of Trustees of each of the Old Mutual Trusts has unanimously approved and recommends that you vote “FOR” the Reorganization proposal.

The enclosed Joint Proxy Statement/Prospectus describes the proposal and compares each Old Mutual Fund to its corresponding Acquiring Fund.   You should review these materials carefully.

Your vote is important no matter how many shares you own.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the Meeting, you may vote in person.  If you have questions, please call us at 1-888-772-2888.  You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Services, Inc., reminding you to vote.

Sincerely,

/s/ Julian F Sluyters
Julian F. Sluyters
President

OLD MUTUAL FUNDS

4643 South Ulster Street, Suite 700
Denver, CO  80237
1-888-772-2888

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 10, 2012

A joint special meeting of the shareholders of the series of Old Mutual Funds I and Old Mutual Funds II (the “Old Mutual Trusts”) identified below (each, an “Old Mutual Fund” and collectively, the “Old Mutual Funds”) will be held on February 10, 2012 at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. (“Old Mutual”) at 4643 South Ulster Street, Suite 700, Denver, CO 80237 and any adjournment or postponement thereof (the “Meeting”) for the following purpose:

To approve an Agreement and Plan of Reorganization between each Old Mutual Fund identified below and the corresponding series identified below of Touchstone Strategic Trust (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) providing for: (i) the transfer of all of the assets of the Old Mutual Fund to the corresponding Acquiring Fund and the assumption of all of the liabilities of the Old Mutual Fund by the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund; (ii) the subsequent pro rata distribution of shares of the corresponding Acquiring Fund to the Old Mutual Fund shareholders, and (iii) the termination and complete liquidation of the Old Mutual Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Old Mutual Funds	Acquiring Funds
Old Mutual Analytic Fund	Touchstone Dynamic Equity Fund
Old Mutual Asset Allocation Balanced Portfolio	Touchstone Balanced Allocation Fund
Old Mutual Asset Allocation Conservative Portfolio	Touchstone Conservative Allocation Fund
Old Mutual Asset Allocation Growth Portfolio	Touchstone Growth Allocation Fund
Old Mutual Asset Allocation Moderate Growth Portfolio	Touchstone Moderate Growth Allocation Fund
Old Mutual Analytic U.S. Long/Short Fund	Touchstone US Long/Short Fund
Old Mutual Barrow Hanley Value Fund	Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund	Touchstone International Small Cap Fund
Old Mutual Focused Fund	Touchstone Focused Fund
Old Mutual International Equity Fund	Touchstone International Equity Fund
Old Mutual Large Cap Growth Fund	Touchstone Capital Growth Fund
Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund
Old Mutual Copper Rock Emerging Growth Fund	Touchstone Emerging Growth Fund

Shareholders of record as of the close of business on November 14, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.  Shareholders of each Old Mutual Fund will vote separately on the proposal, and the proposal will be effected as to a particular Old Mutual Fund only if that Old Mutual Fund’s shareholders approve the proposal.

The Boards of Trustees of Old Mutual Funds I and Old Mutual Funds II (the “Old Mutual Fund Board”) request that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Old Mutual Fund Board recommends that you cast your vote FOR the Reorganization as described in the Joint Proxy Statement/Prospectus.

Some shareholders hold shares in more than one Old Mutual Fund and may receive proxy cards or proxy materials for each Old Mutual Fund owned.  Please sign and promptly return each proxy card in the postage paid return envelope regardless of the number of shares owned.  Shareholders of each Old Mutual Fund will vote separately on each Reorganization, and the Reorganization will be effected as to a particular Old Mutual Fund only if that Old Mutual Fund’s shareholders approve the Reorganization.

Kathryn L. Santoro
Vice President and Secretary
November 30, 2011

_______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

_______________________________

We are providing you with this overview of the proposal on which your vote is requested.  Please read the full text of the Joint Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference.  Your vote is important.

Questions and Answers

Q.           What am I being asked to vote upon?

A.           As a shareholder of one or more of the Old Mutual Funds identified on the Notice of Joint Special Meeting of Shareholders (each, an “Old Mutual Fund” and collectively, the “Old Mutual Funds”), you are being asked to consider and approve an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the assets and liabilities of your Old Mutual Fund will be transferred to a corresponding series of Touchstone Strategic Trust (each, an “Acquiring Fund”).  Each Acquiring Fund is a newly-organized fund that has been created for purposes of the Reorganization.  Each Reorganization as described in the Agreement will involve three steps:

•
the transfer of the assets and liabilities of the Old Mutual Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of shares of the same or a comparable class of the Acquiring Fund to the shareholders of the Old Mutual Fund on the closing date of the Reorganization (“Closing Date”) and the termination and cancellation of the outstanding shares of the Old Mutual Fund held by such shareholders; and

•
the termination and winding up of the affairs of the Old Mutual Fund and dissolution under applicable law. We refer to each such reorganization as a “Reorganization” and collectively as the “Reorganizations.”

The total value of the Acquiring Fund shares that you receive in a Reorganization will be the same as the total value of the shares of the Old Mutual Fund that you held immediately prior to the Reorganization.  The Reorganizations are intended to qualify for federal income tax purposes as tax-free reorganizations.  You are therefore not expected to recognize gain or loss for federal income tax purposes on the exchange of your shares of the Old Mutual Fund for shares of the corresponding Acquiring Fund.  No sales charges or redemption fees will be imposed in connection with the Reorganizations and any minimum investment amounts will be waived.

Q.           Why are the Reorganizations being proposed?

A.           On October 4, 2011, Old Mutual entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone”), an indirect, wholly owned subsidiary of the Western-Southern Mutual Holding Company (the “Transaction”).  In connection with the Transaction, the Old Mutual Fund Board has approved that each Old Mutual Fund be transitioned to the Touchstone mutual fund platform by transferring the assets and liabilities of each Old Mutual Fund to a newly formed Acquiring Fund.  In addition, the Board of Trustees of Old Mutual Funds II approved the transition of three additional Old Mutual funds to existing funds on the Touchstone platform.  Currently, Touchstone’s retail mutual fund platform includes 32 separate mutual funds, which are managed by Touchstone and sub-advised by various institutional investment managers.

The transition of the Old Mutual Funds onto the Touchstone mutual fund platform will create a larger fund family that will offer a broader range of equity, fixed-income, alternative and other investment options.  The combination also presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.  The combination will also preserve continuity of investment management as most Acquiring Funds will employ the same portfolio managers as its corresponding Old Mutual Fund.

Q/A-1

Q.           What effect will a Reorganization have on me as a shareholder of an Old Mutual Fund?

A.           Immediately after a Reorganization, you will own shares of an Acquiring Fund that are equal in value to the shares of the Old Mutual Fund that you held immediately prior to the closing of the Reorganization.  As an Acquiring Fund shareholder, you will have access to an array of Touchstone’s investment options, which upon completion of the Reorganizations, will include more than 46 retail mutual funds managed by Touchstone and sub-advised by affiliated and unaffiliated investment managers.  Certain of the service providers to the Acquiring Funds are different than the service providers to the Old Mutual Funds and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Old Mutual Funds (and not through a financial intermediary) currently utilize to buy, redeem and exchange shares may change.  In addition, certain investor services and investment privileges will be different.  These differences are described in the Joint Proxy Statement/Prospectus.

Q.           Are there any significant differences between the investment objectives and principal investment strategies of each Old Mutual Fund and its corresponding Acquiring Fund?

A.           Except for the Old Mutual Focused Fund and the Old Mutual Copper Rock International Small Cap Fund and their corresponding Acquiring Funds, each Old Mutual Fund and its corresponding Acquiring Fund have the same investment objectives.  The investment objective of the Old Mutual Focused Fund and its corresponding Acquiring Fund are generally similar.  The investment objective of the Old Mutual Copper Rock International Small Cap Fund and its corresponding Acquiring Fund are substantially similar.  Except for the Old Mutual Focused Fund and its corresponding Acquiring Fund, the principal investment strategies of each Old Mutual Fund and its corresponding Acquiring Fund are the same or similar.  The principal investment strategies of the Old Mutual Focused Fund and its corresponding Acquiring Fund are generally similar.  The “Comparison of Investment Objectives and Principal Investment Strategies” section of the Joint Proxy Statement/Prospectus describes the differences.

Q.           What are the differences between the investment objectives and principal investment strategies of the  Old Mutual Focused Fund and its corresponding Acquiring Fund?

A.           The Old Mutual Focused Fund and its corresponding Acquiring Fund have similar investment objectives and principal investment strategies, except for the differences described below.  The investment objective of the Old Mutual Focused Fund is to provide investors with above-average total returns over a 3 to 5 year market cycle.  In contrast, the investment objective of the corresponding Acquiring Fund is to seek capital appreciation.  The principal differences between the Old Mutual Focused Fund’s and the corresponding Acquiring Fund’s investment strategies include: (i) the Acquiring Fund may invest up to 35% of its assets in foreign securities, including securities of issuers located in emerging market countries, while the Old Mutual Focused Fund does not invest in foreign securities as a principal investment strategy; (ii) the Acquiring Fund will generally invest in companies of any size while the Old Mutual Focused Fund generally invests in large capitalization companies; and (iii) the process employed by the Acquiring Fund’s management team to estimate value and evaluate attractive investment opportunities is different than the process employed by the Old Mutual Focused Fund’s portfolio manager.  These differences will result in the Acquiring Fund holding different securities than the Old Mutual Focused Fund.  These differences are further described in the Joint Proxy Statement/Prospectus.

Q.           Who will manage the Old Mutual Funds after the Reorganization?

A.           Touchstone will serve as the investment adviser to each of the Acquiring Funds.  Each Acquiring Fund, except the corresponding Acquiring Fund of the Old Mutual Focused Fund, will employ the same sub-adviser as is currently employed by the corresponding Old Mutual Fund.  After the Reorganization, the corresponding Acquiring Fund of the Old Mutual Focused Fund will employ Fort Washington Investment Advisors, Inc., an indirect, wholly owned subsidiary of the Western-Southern Mutual Holding Company and affiliate of Touchstone, to serve as the sub-adviser and James Wilhelm will be responsible for the day-to-day management of the Acquiring Fund.  The Joint Proxy Statement/Prospectus contains detailed information about Fort Washington and the new portfolio management team.

Q/A-2

Q.           Are there any significant differences in the advisory fee or total annual fund operating expenses of each Old Mutual Fund and its corresponding Acquiring Fund?

A.           Each of the Acquiring Funds has advisory fees that are the same as or lower than the corresponding Old Mutual Fund at current asset levels.  In addition, Touchstone has contractually agreed to waive fees and reimburse expenses in order to keep each Acquiring Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount no greater than the expense limitation of the corresponding Old Mutual Fund prior to the Transaction.  This contractual expense limitation will be in place for at least two years from the Closing Date of each Reorganization.  The term of the contractual expense limitations (two years) is longer than the contractual expense limitations currently in place with Old Mutual, which expire December 31, 2012, except for the Old Mutual Focused Fund, which expense limitation expires July 31, 2014.  Absent such expense limitation, the total annual fund operating expenses of the Acquiring Funds are in some cases lower than, and in other cases the same as or higher than, the total annual fund operating expenses of the corresponding Old Mutual Fund.  The “Comparison of Fees and Expenses” section of the Joint Proxy Statement/ Prospectus compares the fees and expenses of the Funds in detail.

Q.           Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.           No, the total value of the shares of the Old Mutual Fund that you own will be exchanged for shares of the corresponding Acquiring Fund without the imposition by the Funds of any sales load, commission or other transactional fee.

Q.           What are the expected federal income tax consequences of the Reorganizations?

A.           Each Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Old Mutual Funds anticipate receiving a legal opinion to that effect.  Thus, while there can be no guarantee that the U.S. Internal Revenue Service will adopt a similar position, it is expected that shareholders will have no adverse federal income tax consequences as a result of the Reorganizations.  Neither Old Mutual nor Touchstone provide tax advice, and shareholders are urged and advised to consult their own tax advisers about the tax consequences of the Reorganization.

See “Federal Income Tax Consequences” for more information on the federal tax consequences of the Reorganizations.

Q.           Have my Old Mutual Fund’s Trustees considered the Reorganizations, and how do they recommend that I vote?

A.           The Trustees of each of the Old Mutual Trusts, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Old Mutual Trusts, have carefully considered the Reorganizations and unanimously recommend that you vote “FOR” the Reorganizations.  A summary of the considerations of the Trustees in making this recommendation is provided in the “Board Considerations” section of the Joint Proxy Statement/Prospectus.

Q.           What is the anticipated timing of the Reorganizations?

A.           A joint special meeting of shareholders of the Old Mutual Funds will be held on February 10, 2012 (the “Meeting”).  If shareholders of an Old Mutual Fund approve the Reorganization, it is anticipated that such Reorganization will occur in the second quarter of 2012.

Q.           What will happen if shareholders of one or more Old Mutual Funds do not approve the Reorganization?

A.           If the shareholders of an Old Mutual Fund do not approve the Reorganization, the Old Mutual Fund Board will consider other possible courses of action for such Fund.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Fund Board would need to seek a new investment adviser for the Old Mutual Fund, unless the Fund was otherwise reorganized, merged or liquidated.

Q/A-3

In addition, a condition to closing the Transaction is that a certain number of Old Mutual Funds and other funds on the Old Mutual fund platform (collectively, the “Transferring Old Mutual Funds”) approve the reorganization onto the Touchstone mutual fund platform and that the aggregate assets of the Transferring Old Mutual Funds equal or exceed a specified minimum amount.  If both conditions are not met, then Touchstone is not obligated to close the Transaction, and absent a waiver from Touchstone, none of the Reorganizations would be consummated.  In that event, the Old Mutual Fund Board will consider other possible courses of action for the Old Mutual Funds.

Q.           What if I do not wish to participate in the Reorganization?

A.           If you do not wish to have the shares of your Old Mutual Fund exchanged for shares of the corresponding Acquiring Fund as part of a Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares, you will incur any applicable deferred sales charge or redemption fee and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.           Why are you sending me the Joint Proxy Statement/Prospectus?

A.           You are receiving a Joint Proxy Statement/Prospectus because you owned shares in one or more Old Mutual Funds on November 14, 2011 (the “Record Date”) and have the right to vote on the very important proposals described therein concerning your Old Mutual Fund.  The Joint Proxy Statement/Prospectus contains information that shareholders of the Old Mutual Funds should know before voting on the proposed Reorganizations.  The document is both a proxy statement of the Old Mutual Funds and also a prospectus for the corresponding Acquiring Funds.

Q.           Will any Old Mutual Fund or Acquiring Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?

A.           None of the Old Mutual Funds or Acquiring Funds will bear these costs.  Old Mutual and Touchstone or their affiliates will bear all expenses arising in connection with the Reorganizations.

Q.           What is the required vote to approve the Proposal?

A.           For each Old Mutual Fund, except the Old Mutual Focused Fund, shareholder approval of a Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the joint special meeting of shareholders (the “Meeting”), if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Old Mutual Fund.  For the Old Mutual Focused Fund, when a quorum is present at the Meeting, the affirmative vote of shareholders that hold shares representing a majority of the voting power of the shares voted shall be necessary to approve the Reorganization.  For each Old Mutual Fund, the holders of one-third of the outstanding shares entitled to vote at the Meeting shall constitute quorum.

Q.           How do I vote my shares?

A.           For your convenience, there are several ways you can vote:

•
Voting by Telephone or the Internet: You may vote your shares quickly and easily by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Joint Proxy Statement/Prospectus.

•
Voting in Person:  If you attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote.  However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Q/A-4

•
Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Meeting and vote.  If you properly fill in and sign your proxy card and send it in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in their best judgment on other matters.  Your proxy will have the authority to vote and act on your behalf at any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Old Mutual Funds in writing to the address of the Old Mutual Funds set forth on the cover page of the Joint Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person (provided that you have the required authorization for shares held through a broker or other nominee).

Q.           Whom should I call for additional information about the Reorganizations or the Joint Proxy Statement/Prospectus?

A.           If you need any assistance, or have any questions regarding the Reorganizations or how to vote your shares, please call the proxy solicitor, Broadridge Financial Services, Inc. at 1-877-216-4317.

Q/A-5

OLD MUTUAL FUNDS	TOUCHSTONE STRATEGIC TRUST
4643 South Ulster Street, Suite 700 Denver, CO 80237	303 Broadway, Suite 1100 Cincinnati, OH 45202
1-888-772-2888	1-800-543-0407

JOINT PROXY STATEMENT AND PROSPECTUS

November 30, 2011

Introduction

This document contains information that shareholders of the series of Old Mutual Funds I and Old Mutual Funds II (the “Old Mutual Trusts”) identified below (each, an “Old Mutual Fund” and collectively, the “Old Mutual Funds”) should know before voting on the proposed reorganizations that are described herein, and should be retained for future reference.  It is both the proxy statement of the Old Mutual Funds and also a prospectus for the series of the Touchstone Strategic Trust identified below (each, an “Acquiring Fund” and, collectively, the “Acquiring Funds”).  Each Old Mutual Fund and each Acquiring Fund is a series of a registered open-end management investment company.  We sometimes refer to the Old Mutual Funds and the Acquiring Funds collectively as the “Funds” and to each fund individually as a “Fund.”  The following table shows the Old Mutual Funds and the corresponding Acquiring Funds, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Old Mutual Fund.

Old Mutual Funds	Acquiring Funds
Old Mutual Analytic Fund Class A Class C Class Z Institutional Class	Touchstone Dynamic Equity Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Balanced Portfolio Class A Class C Class Z Institutional Class	Touchstone Balanced Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Conservative Portfolio Class A Class C Class Z Institutional Class	Touchstone Conservative Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Growth Portfolio Class A Class C Class Z Institutional Class	Touchstone Growth Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Moderate Growth Portfolio Class A Class C Class Z Institutional Class	Touchstone Moderate Growth Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Analytic U.S. Long/Short Fund Class A Class Z Institutional Class	Touchstone US Long/Short Fund Class A Class Y Institutional Class
Old Mutual Barrow Hanley Value Fund Class A Class Z Institutional Class	Touchstone Value Fund Class A Class Y Institutional Class

Old Mutual Funds	Acquiring Funds
Old Mutual Copper Rock International Small Cap Fund Class A Class Z Institutional Class	Touchstone International Small Cap Fund Class A Class Y Institutional Class
Old Mutual Focused Fund Class A Class Z Institutional Class	Touchstone Focused Fund Class A Class Y Institutional Class
Old Mutual International Equity Fund Class A Class Z Institutional Class	Touchstone International Equity Fund Class A Class Y Institutional Class
Old Mutual Large Cap Growth Fund Class A Class Z Institutional Class	Touchstone Capital Growth Fund Class A Class Y Institutional Class
Old Mutual TS&W Small Cap Value Fund Class A Class Z Institutional Class	Touchstone Small Cap Value Opportunities Fund Class A Class Y Institutional Class
Old Mutual TS&W Mid-Cap Value Fund Class A Class Z Institutional Class	Touchstone Mid Cap Value Opportunities Fund Class A Class Y Institutional Class
Old Mutual Copper Rock Emerging Growth Fund Class A Class Z Institutional Class	Touchstone Emerging Growth Fund Class A Class Y Institutional Class

The special meeting of the shareholders of the Old Mutual Funds (the “Meeting”) will be held at the offices of Old Mutual Capital, Inc. (“Old Mutual”) at 4643 South Ulster Street, Suite 700, Denver, CO 80237 on February 10, 2012 at 10:00 a.m. Mountain Time.  At the Meeting, shareholders of each Old Mutual Fund are being asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization between each Old Mutual Fund and the corresponding Acquiring Fund providing for: (i) the transfer of all of the assets of the Old Mutual Fund to the corresponding Acquiring Fund and the assumption of all of the liabilities of the Old Mutual Fund by the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund; (ii) the subsequent pro rata distribution of shares of the corresponding Acquiring Fund to the Old Mutual Fund shareholders, and (iii) the termination and complete liquidation of the Old Mutual Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The Boards of Trustees of the Old Mutual Trusts (the “Old Mutual Fund Board”) have fixed the close of business on November 14, 2011 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.  We intend to mail this Joint Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders and the enclosed proxy card on or about December 5, 2011 to all shareholders entitled to vote at the Meeting.

The Old Mutual Fund Board has approved the Agreement and the Reorganization and has determined that the Reorganizations are in the best interests of each Old Mutual Fund and that the interests of the shareholders will not be diluted as a result thereof.  The Board of Trustees of Touchstone Strategic Trust similarly approved the Agreement and the Reorganization on behalf of the Acquiring Funds.

If shareholders of an Old Mutual Fund do not approve the Reorganization, the Old Mutual Fund Board will consider what further action is appropriate.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Fund Board would need to seek a new investment adviser for the Old Mutual Fund, unless the Fund was otherwise reorganized, merged or liquidated.

This Joint Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Old Mutual Fund.

Additional information about the Old Mutual Funds is available in the:

•	Prospectuses for the Old Mutual Funds;

•	Annual and Semi-Annual Reports to shareholders of the Old Mutual Funds; and

•	Statements of Additional Information (“SAIs”) for the Old Mutual Funds.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).  The prospectuses of Old Mutual Funds I, dated November 23, 2011, as supplemented, and Old Mutual Funds II, dated July 26, 2011, as supplemented, are incorporated herein by reference and are legally deemed to be part of this Joint Proxy Statement/Prospectus. The SAI to this Joint Proxy Statement/Prospectus, dated the same date as this Joint Proxy Statement/Prospectus, also is incorporated by reference and deemed to be part of this document. The prospectuses of the Old Mutual Trusts, the most recent Annual Reports to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Reports to shareholders of the Old Mutual Funds have been previously mailed to shareholders and are available on Old Mutual’s web site at www.oldmutualfunds.com.  Annual or semi-annual reports to shareholders that are issued after the date of this Joint Proxy Statement/Prospectus, which will contain updated financial statements, will also be mailed to shareholders as of the record date and will be available on Old Mutual’s website.

Copies of all of these documents are available upon request without charge by writing to or calling:

OLD MUTUAL FUNDS
P.O. Box 219534 Kansas City, MO 64121-9534
1-888-772-2888

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  You may lose money by investing in the Funds.

TABLE OF CONTENTS
Page
PROPOSAL: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
Summary
Reasons for the Reorganization
Comparison of Investment Objectives and Principal Investment Strategies
Risks Associated with the Acquiring Funds
Comparison of Fundamental and Non-Fundamental Investment Restrictions
Comparison of Fees and Expenses
Comparison of Portfolio Managers
Prior Performance of Sub-Adviser Managing Accounts that are Substantially Similar to the Touchstone Focused Fund
Comparison of Investment Advisers, Sub-Advisers and Distributors
Comparison of Other Service Providers
Comparison of Share Classes
Comparison of Distribution Arrangements
Comparison of Initial Sales Charges, Reductions and Waivers
Comparison of Purchase and Redemption Procedures
Comparison of Exchange Privileges
Comparison of Dividend and Distribution Policies and Fiscal Years
Comparison of Business Structures, Shareholder Rights and Applicable Law
Terms of the Reorganization
Federal Income Tax Consequences
BOARD CONSIDERATIONS
ADDITIONAL INFORMATION ABOUT ACQUIRING FUNDS AND OLD MUTUAL FUNDS
Where to Find More Information
INFORMATION ON VOTING
Voting Process
Quorum Requirement and Adjournment
Vote Necessary to Approve the Agreement
Proxy Solicitation
Other Matters
CAPITALIZATION
OWNERSHIP OF SHARES
Security Ownership of Large Shareholders
Security Ownership of Management and Trustees
DISSENTERS’ RIGHTS
SHAREHOLDER PROPOSALS
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

1 1 1 2 7 8 10 33 34 35 39 39 40 41 43 46 47 47 50 51 55 57 57 57 57 58 58 58 59 59 72 72 72 73 73 73

i

Exhibits

EXHIBIT A Old Mutual Funds and Corresponding Acquiring Funds	A-1
EXHIBIT B Acquiring Fund’s Investment Objectives, Principal Investment Strategies and Risks	B-1
EXHIBIT C Acquiring Funds’ Management	C-1
EXHIBIT D Outstanding Shares of the Old Mutual Funds	D-1
EXHIBIT E Ownership of the Old Mutual Funds	E-1
EXHIBIT F Comparison of Fundamental and Non-Fundamental Investment Restrictions	F-1
EXHIBIT G Additional Information Regarding the Acquiring Funds	G-1
EXHIBIT H-1 Form of Agreement and Plan of Reorganization	H-1
EXHIBIT H-2 Form of Agreement and Plan of Reorganization	H-2

ii

PROPOSAL:

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

 Summary

           On October 4, 2011, Old Mutual entered into an agreement (the “Transaction Agreement”) to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone”), an investment management subsidiary of the Western-Southern Mutual Holding Company (the “Transaction”).  In connection with the Transaction, the Old Mutual Fund Board has approved that each Old Mutual Fund be transitioned to the Touchstone mutual fund platform by transferring the assets and liabilities of each Old Mutual Fund to a newly formed Acquiring Fund.  Except for the Old Mutual Focused Fund and the Old Mutual Copper Rock International Small Cap Fund and their corresponding Acquiring Funds, each Old Mutual Fund and its corresponding Acquiring Fund have the same investment objectives.  The investment objective of the Old Mutual Focused Fund and its corresponding Acquiring Fund are generally similar.  The investment objective of the Old Mutual Copper Rock International Small Cap Fund and its corresponding Acquiring Fund are substantially similar.  Except for the Old Mutual Focused Fund and its corresponding Acquiring Fund, the principal investment strategies and risks of each Old Mutual Fund and its corresponding Acquiring Fund are the same or similar.  The principal investment strategies and risks of the Old Mutual Focused Fund and its corresponding Acquiring Fund are generally similar.  Currently, Touchstone’s retail mutual fund platform includes 32 separate mutual funds, which are managed by Touchstone and sub-advised by various institutional investment managers.

Under the terms of the Transaction Agreement, Touchstone will purchase from Old Mutual all books and records relating to Old Mutual’s management of a diversified mutual fund business consisting of both equity and fixed income fund assets and Old Mutual will receive from Touchstone a cash payment at closing that is subject to certain upward or downward adjustments depending on certain post-closing events.  In addition, the Old Mutual affiliates that sub-advise the Old Mutual Funds will continue to sub-advise each of the Acquiring Funds except the Old Mutual Focused Fund following the Reorganizations.  In connection with the Transaction, Old Mutual asked the Old Mutual Board to approve the transition of each Old Mutual Fund, as well as certain other funds on the Old Mutual platform, onto the Touchstone mutual fund platform.

In October 2011, the Old Mutual Fund Board unanimously voted to approve each Reorganization, subject to approval by shareholders of the applicable Old Mutual Fund and other closing conditions.  In the Reorganizations, each Old Mutual Fund will transfer its assets and liabilities to its corresponding Acquiring Fund.  The Acquiring Fund will then issue shares to the Old Mutual Fund, which will distribute such shares to shareholders of the Old Mutual Fund. Any shares you own of an Old Mutual Fund at the time of the Reorganization will be terminated and cancelled and you will receive shares, in the same or a comparable share class, of the corresponding Acquiring Fund having an aggregate value equal to the value of your shares of the Old Mutual Fund. It is expected that no gain or loss will be recognized by any shareholder of an Old Mutual Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, each Reorganization is expected to occur in the second quarter of 2012.

 Reasons for the Reorganization

The Old Mutual Fund Board considered the Transaction and each proposed Reorganization and concluded that the Reorganizations are in the best interests of each Old Mutual Fund and that the interests of the shareholders will not be diluted as a result thereof.  In reaching that conclusion, the Old Mutual Fund Board considered, among other things:

(1) the reputation, financial strength and resources of Touchstone and its parent company, the Western-Southern Mutual Holding Company, one of the eight highest rated insurance groups in the world;

(2) the same investment objectives of each Acquiring Fund and the corresponding Old Mutual Fund, except the Old Mutual Focused Fund, the Old Mutual Copper Rock International Small Cap Fund and their corresponding Acquiring Funds, and the same or similar principal investment strategies and risks of each Old Mutual Fund and its corresponding Acquiring Fund, except the Old Mutual Focused Fund and its corresponding Acquiring Fund;

(3) the same sub-adviser and portfolio managers currently managing each Old Mutual Fund, except the Old Mutual Focused Fund, will continue managing the corresponding Acquiring Fund after the Reorganizations;

(4) with respect to the Old Mutual Focused Fund, the investment philosophy, investing background and performance track record of the portfolio management team that will manage the corresponding Acquiring Fund;

(5) That the advisory fees charged by the Acquiring Funds are the same as or lower than the advisory fees charged by the corresponding Old Mutual Funds at current asset levels;

(6) Touchstone will provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of each Acquiring Fund to an amount no greater than the expense limitation in place for the corresponding Old Mutual Fund prior to the Transaction;

(7)  Touchstone’s distribution capabilities, which may contribute to increased assets levels and economies of scale;

(8) the transition from the Old Mutual Funds’ current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on shareholders;

(9) Old Mutual and Touchstone or their affiliates will pay all expenses of the Old Mutual Funds and the Acquiring Funds in connection with the Reorganizations;

(10) the Reorganizations are intended to be tax-free transactions for federal income tax purposes; and

(11) Touchstone and Old Mutual have agreed to conduct, and to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act.

For a more complete discussion of the factors considered by the Old Mutual Fund Board in approving the Reorganization, see the section entitled “Board Considerations” in this Joint Proxy Statement/Prospectus.

 Comparison of Investment Objectives and Principal Investment Strategies

Investment Objectives.  Each of the Acquiring Funds was recently created specifically to acquire assets and assume liabilities of the corresponding Old Mutual Fund in a Reorganization. Each of the Old Mutual Funds and its corresponding Acquiring Fund, except the Old Mutual Focused Fund and the Old Mutual Copper Rock International Small Cap Fund and their corresponding Acquiring Funds, have the same investment objectives.

The investment objective of the Old Mutual Focused Fund and its corresponding Acquiring Fund are generally similar.  The investment objective of the Old Mutual Focused Fund is to provide investors with above-average total returns over a 3 to 5 year market cycle.  In contrast, the investment objective of the corresponding Acquiring Fund, Touchstone Focused Fund, is to seek capital appreciation.

The investment objective of the Old Mutual Copper Rock International Small Cap Fund and its corresponding Acquiring Fund are substantially similar.  The Old Mutual Copper Rock International Small Cap Fund seeks to provide investors with capital growth.  In contrast, the corresponding Acquiring Fund, Touchstone International Small Cap Fund, seeks to provide investors with capital appreciation.

The investment objective of each of the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Copper Rock International Small Cap Fund, Old Mutual Focused Fund, Old Mutual International Equity Fund, Old Mutual Large Cap Growth Fund, Old Mutual TS&W Small Cap Value Fund and Old Mutual TS&W Mid-Cap Value Fund is fundamental.  In contrast, the investment objective of the corresponding Acquiring Fund to each such Old Mutual Fund is non-fundamental.  The investment objective of each of the Old Mutual Analytic Fund, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Copper Rock Emerging Growth Fund and their corresponding Acquiring Funds is non-fundamental.

A fundamental investment objective may not be changed, as to a fund, without approval by the holders of a majority of such fund’s outstanding voting shares. A non-fundamental investment objective may be changed by vote of the fund’s board of trustees without shareholder approval.

Principal Investment Strategies. Each Acquiring Fund, except the Touchstone Focused Fund, has the same or similar principal investment strategies as the corresponding Old Mutual Fund.  The principal investment strategies of the Old Mutual Focused Fund and its corresponding Acquiring Fund are generally similar.  The following chart highlights the notable differences in the principal investment strategies of each Old Mutual Fund and the corresponding Acquiring Fund.

Old Mutual Funds	Acquiring Funds	Notable Differences
Old Mutual Analytic Fund	Touchstone Dynamic Equity Fund	None
Old Mutual Asset Allocation Balanced Portfolio Old Mutual Asset Allocation Conservative Portfolio Old Mutual Asset Allocation Growth Portfolio Old Mutual Asset Allocation Moderate Growth Portfolio	Touchstone Balanced Allocation Fund Touchstone Conservative Allocation Fund Touchstone Growth Allocation Fund Touchstone Moderate Growth Allocation Fund
Each Old Mutual Fund invests in underlying funds that are part of the Old Mutual Fund family.  Each Acquiring Fund will have access to the full array of funds on the Touchstone platform, which will include some or all of the Old Mutual Funds following the Reorganization.  As a result, each Acquiring Fund will have a broader range of investment options in which to allocate its assets following the Reorganization.

Old Mutual Analytic U.S. Long/Short Fund	Touchstone US Long/Short Fund	None
Old Mutual Barrow Hanley Value Fund	Touchstone Value Fund	None
Old Mutual Copper Rock International Small Cap Fund	Touchstone International Small Cap Fund	None

Old Mutual Funds	Acquiring Funds	Notable Differences
Old Mutual Focused Fund	Touchstone Focused Fund
Similar to the Old Mutual Focused Fund, the Touchstone Focused Fund will invest at least 80% of its net assets in equity securities.  Although both funds are permitted to invest in equity securities of any capitalization, the Old Mutual Focused Fund generally invests in large capitalization companies.  The Touchstone Focused Fund may invest up to 35% of its assets in foreign securities, including securities of issuers located in emerging market countries, while the Old Mutual Focused Fund does not include foreign securities as part of its principal investment strategy.  The Touchstone Focused Fund considers depositary receipts to be securities of foreign issuers, whereas the Old Mutual Focused Fund does not consider American Depositary Receipts (“ADRs”) to be securities of foreign issuers.  Both funds are non-diversified, meaning that the funds will generally hold fewer securities and may invest greater amounts in a single security than a diversified fund.
Although both funds’ portfolio managers seek to invest in companies they believe are undervalued, the process employed by the Touchstone Focused Fund’s portfolio manager to estimate value and evaluate attractive investment opportunities is different than the process employed by the Old Mutual Focused Fund’s portfolio manager.  For example, the Old Mutual Focused Fund’s portfolio manager seeks to invest in companies that he believes have sustainable long term growth prospects but are currently trading at modest relative valuations.  The Touchstone Focused Fund’s portfolio manager seeks to invest in companies that he believes are trading below the portfolio manager’s estimate of the companies’ intrinsic value and have a sustainable competitive advantage or high barrier to entry in place.  These and other differences in the investment processes will result in the Acquiring Fund owning different securities than the Old Mutual Focused Fund.

Old Mutual International Equity Fund	Touchstone International Equity Fund	None

Old Mutual Funds	Acquiring Funds	Notable Differences
Old Mutual Large Cap Growth Fund	Touchstone Capital Growth Fund
The Touchstone Capital Growth Fund will invest at least 80% of its net assets in equity securities of large-cap companies.  In contrast, the Old Mutual Large Cap Growth Fund invests at least 80% of its net assets in equity securities of large-cap companies with favorable growth prospects.  The Board of Trustees of Old Mutual Funds II can change this policy with respect to the Old Mutual Large Cap Growth Fund upon 60 days’ prior notice to shareholders.  The Touchstone Capital Growth Fund does not have a similar policy.

Although the Touchstone Capital Growth Fund’s 80% policy does not mention “growth prospects,” both Funds seek to invest in companies that in the portfolio manager’s opinion have above average growth.

The Touchstone Capital Growth Fund invests in ADRs as part of its principal investment strategy.  In contrast, the Old Mutual Large Cap Growth Fund does not include ADRs as part of its principal investment strategy.

Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund
The Touchstone Small Cap Value Opportunities Fund will invest at least 80% of its net assets in equity securities of small-cap companies.  In contrast, the Old Mutual TS&W Small Cap Value Fund invests at least 80% of its net assets in equity securities of small-cap companies with value characteristics.  Each policy may be changed by the respective Board of Trustees upon 60 days’ notice to shareholders.

Although the Touchstone Small Cap Value Opportunities Fund 80% policy does not mention “value characteristics,” both Funds seek to invest in companies that the sub-adviser believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced fundamental changes and are intrinsically undervalued by the investment community.

Old Mutual Funds	Acquiring Funds	Notable Differences
Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund
The Touchstone Mid Cap Value Opportunities Fund will invest at least 80% of its net assets in equity securities of mid-cap companies.  In contrast, the Old Mutual TS&W Mid-Cap Value Fund invests at least 80% of its net assets in equity securities of mid-cap companies with value characteristics.  Each policy may be changed by the respective Board of Trustees upon 60 days’ notice to shareholders.

Although the Touchstone Mid Cap Value Opportunities Fund 80% policy does not mention “value characteristics,” both Funds seek to invest in companies that the sub-adviser believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced fundamental changes and are intrinsically undervalued by the investment community.

Old Mutual Copper Rock Emerging Growth Fund	Touchstone Emerging Growth Fund
The Touchstone Emerging Growth Fund may invest in ADRs and non-US stocks listed on a recognized US exchange as part of its principal investment strategy.  In contrast, the Old Mutual Copper Rock Emerging Growth Fund does not include ADRs and non-US stocks listed on a recognized US exchange as part of its principal investment strategy.

With respect to the Old Mutual Copper Rock Emerging Growth Fund, Copper Rock Capital Partners, LLC (“Copper Rock”) favors entrepreneurial companies that appear to be reasonably valued.  With respect to the Touchstone Emerging Growth Fund, Copper Rock favors companies that it believes exhibit high quality, growth characteristics.

The investment objective and principal investment strategies of the Old Mutual Fund of which you are an owner can be found in the Old Mutual Fund prospectus that you received upon purchasing shares in that Old Mutual Fund and any updated prospectuses that you may have subsequently received.  The investment objective and principal investment strategies of each Acquiring Fund can be found in Exhibit B of this Joint Proxy Statement/Prospectus.

Repositioning Costs.  The Reorganization of the Old Mutual Focused Fund will result in the sale of portfolio securities of the Old Mutual Focused Fund following the Reorganization as the Acquiring Fund’s portfolio manager aligns the portfolio with the Acquiring Fund’s investment strategy.  The transaction costs incurred in connection with the sale of such portfolio securities following the Reorganization are estimated to have a 14 basis point impact on the Acquiring Fund’s asset base.  The sale of such portfolio securities may also result in the realization of capital gains to the Acquiring Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts.  Touchstone anticipates that any such sales of portfolio securities by the Acquiring Fund as a result of the Reorganization (as distinct from normal portfolio turnover) will likely not result in any significant amounts of capital gains to be distributed to shareholders by the Acquiring Fund.

 Risks Associated with the Acquiring Funds

Each Old Mutual Fund, except the Old Mutual Focused Fund, and its corresponding Acquiring Fund have either the same or substantially similar investment objectives and the same or similar principal investment strategies.  As a result, the risks associated with an investment in each Acquiring Fund are similar to the risks associated with an investment in the corresponding Old Mutual Fund.  The Old Mutual Focused Fund and its corresponding Acquiring Fund have generally similar investment objectives and principal investment strategies.  As a result, the risks associated with an investment the Old Mutual Focused Fund are generally similar to the risks associated with an investment in the corresponding Acquiring Fund.  The following chart highlights the notable differences between the principal risks of each Old Mutual Fund and the corresponding Acquiring Fund.

Old Mutual Funds	Acquiring Funds	Notable Differences
Old Mutual Analytic Fund	Touchstone Dynamic Equity Fund	None
Old Mutual Asset Allocation Balanced Portfolio Old Mutual Asset Allocation Conservative Portfolio Old Mutual Asset Allocation Growth Portfolio Old Mutual Asset Allocation Moderate Growth Portfolio	Touchstone Balanced Allocation Fund Touchstone Conservative Allocation Fund Touchstone Growth Allocation Fund Touchstone Moderate Growth Allocation Fund	The underlying funds in which each Acquiring Fund may invest may be subject to additional risks, such as Merger Arbitrage Risk and Sector Focus Risk.
Old Mutual Analytic U.S. Long/Short Fund	Touchstone US Long/Short Fund	None
Old Mutual Barrow Hanley Value Fund	Touchstone Value Fund	None
Old Mutual Copper Rock International Small Cap Fund	Touchstone International Small Cap Fund	None
Old Mutual Focused Fund	Touchstone Focused Fund
The Touchstone Focused Fund is subject to Foreign Securities Risk and Emerging Markets Risk due to its investment in foreign and emerging market securities.  These risks are not principal risks for the Old Mutual Focused Fund.

Old Mutual International Equity Fund	Touchstone International Equity Fund	None
Old Mutual Large Cap Growth Fund	Touchstone Capital Growth Fund	The Touchstone Capital Growth Fund is subject to ADR Risk due to its investment in ADRs. This risk is not a principal risk for Old Mutual Large Cap Growth Fund.
Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund	None
Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund	None

Old Mutual Funds	Acquiring Funds	Notable Differences
Old Mutual Copper Rock Emerging Growth Fund	Touchstone Emerging Growth Fund
The Touchstone Emerging Growth Fund is subject to ADR Risk and Foreign Securities Risk due to its investment in ADRs and non-US stocks listed on a recognized US exchange.  These risks are not principal risks for the Old Mutual Copper Rock Emerging Growth Fund.

For a more complete description of the risks associated with each Acquiring Fund, see Exhibit B of this Joint Proxy Statement/Prospectus and the SAI to this Joint Proxy Statement/Prospectus.

 Comparison of Fundamental and Non-Fundamental Investment Restrictions

This section summarizes certain differences between the fundamental and non-fundamental investment restrictions of the Old Mutual Funds and those of the Acquiring Funds.  Fundamental investment restrictions of a fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a fund can be changed by a fund’s board of trustees without shareholder approval.

The 1940 Act requires and each of the Old Mutual Funds and the Acquiring Funds has fundamental investment restrictions relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries.  The Old Mutual Funds, except the Old Mutual Analytic Fund, also have fundamental investment restrictions relating to investing in other investment companies.  The Acquiring Funds do not have a fundamental investment restriction relating to investing in other investment companies.  The Old Mutual Funds and the Acquiring Funds generally have similar fundamental investment restrictions.  Differences between the fundamental investment restrictions of the Old Mutual Funds and the Acquiring Funds are highlighted below and further described in Exhibit F of this Joint Proxy Statement/Prospectus.

Fundamental Investment Restrictions:

Diversification and Issuer Concentration:
With the exception of the Old Mutual Barrow Hanley Value Fund, Old Mutual Large Cap Growth Fund and Old Mutual Focused Fund and their corresponding Acquiring Funds, each Fund has substantially the same fundamental investment restriction requiring the Fund to invest in a manner consistent with its classification as a “diversified” fund.  A “diversified fund” is one in which, with respect to 75% of its total assets, (i) not more than 5% of the fund’s total assets are invested in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), and (ii) the fund does not hold more than 10% of the outstanding voting securities of any one issuer.

The Old Mutual Barrow Hanley Value Fund, Old Mutual Large Cap Growth Fund and Old Mutual Focused Fund and their corresponding Acquiring Funds are each “non-diversified,” which means that these Funds may own larger positions in a smaller number of securities than funds that are “diversified.”

Borrowing:
Each Fund has substantially the same fundamental investment restriction limiting the Fund’s ability to borrow money. Each Fund’s restriction effectively permits the Fund to borrow amounts up to 33 1/3% of its total assets.

Issuing Senior Securities:
Each Fund has substantially the same fundamental investment restriction prohibiting the issuance of senior securities, except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation thereof.  The 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

Underwriting:
Each Fund has substantially the same fundamental investment restriction that limits the Fund’s ability to underwrite securities of other companies, but does not prevent the Fund from selling portfolio securities in accordance with its investment objective, policies and limitations.

Industry Concentration:
Each Fund has a similar fundamental investment restriction that limits the Fund’s ability to invest more than 25% of its net assets in the same industry or group of industries.  In addition, with the exception of the Old Mutual Asset Allocation Portfolios and the Old Mutual Analytic Fund, each Fund’s (including the corresponding Acquiring Funds of the Old Mutual Asset Allocation Portfolios and the Old Mutual Analytic Fund) restriction also specifies that it does not limit the Fund’s investments in tax-exempt obligations issued by governments or political subdivisions of governments, or repurchase agreements collateralized by such obligations.  Each of the Old Mutual Funds has indicated that it will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.  The Acquiring Funds have not adopted a similar policy.

Investing in Real Estate:
Each Fund has substantially the same fundamental investment restrictions that limit the Fund’s ability to invest directly in real estate or real estate mortgage loans, but do not prevent the Funds from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Investing in Physical Commodities:
Each Fund has substantially the same fundamental investment restriction that prohibits the Fund from purchasing or selling physical commodities. The Funds’ restrictions do not prevent the Funds from holding and selling physical commodities acquired as a result of ownership of securities or other instruments, investing in securities that are backed by physical commodities, or engaging in transactions involving futures or options on physical commodities.

Lending:
Each Fund has substantially the same fundamental investment restriction that prohibits the Fund from making personal loans or loans of its assets to persons who control or are under common control with the Fund, except as permitted under the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC Staff interpretation thereof.

Investing in Other Investment Companies:
With the exception of the Old Mutual Analytic Fund, each Old Mutual Fund has a fundamental investment restriction that states that the Fund may, notwithstanding any other fundamental investment restriction or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. Notwithstanding this flexibility, each Old Mutual Fund, except the Analytic Fund, has a non-fundamental investment restriction that states that the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.  When a Fund invests in another investment company, the Fund bears its own fees and indirectly bears its proportionate share of the operating expenses of such investment company.  The Acquiring Funds do not have similar fundamental investment restrictions.

Non-Fundamental Investment Restrictions

Illiquid Securities:
Each Old Mutual Fund has a non-fundamental investment restriction that limits the Fund’s investments in illiquid securities to 15% of the value of its net assets.  The Acquiring Funds do not have a similar non-fundamental investment restriction, but follow the SEC’s guidance to limit its investments in illiquid securities to no more than 15% of the Fund’s assets.

Investing in Other Investment Companies:
Each Old Mutual Fund has a non-fundamental investment restriction limiting the Fund’s ability to invest in other investment companies except, that the Funds may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other affiliated Funds subject to the terms and  conditions of any exemptive orders issued by the SEC on which such Fund may rely.  The Acquiring Funds do not have a similar restriction but are subject to the limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  In addition, Touchstone has received an exemptive order from the SEC that permits the Acquiring Funds to invest their uninvested cash or cash collateral in one or more affiliated money market funds.

The Old Mutual Funds and Acquiring Funds may be subject to other investment restrictions that are not identified above. The full list of each Old Mutual Fund's investment restrictions may be found in its respective SAI and each Acquiring Fund's investment restrictions may be found in the SAI related to this Joint Proxy Statement/Prospectus.

 Comparison of Fees and Expenses

The following tables compare the shareholder fees and annual operating expenses, expressed as a percentage of net assets (“expense ratios”), of each Old Mutual Fund with the shareholder fees and pro forma expense ratios of the corresponding Acquiring Fund.  Pro forma expense ratios of the Acquiring Funds give effect to the Reorganizations.  The pro forma expense ratios shown project anticipated expenses but actual expenses may be more or less than those shown.  Information regarding sales charge discounts for which you may qualify is included under the “Comparison of Share Classes and Distribution Arrangements” section of this Joint Proxy Statement/Prospectus.

	Shareholder Fees				Annual Fund Operating Expenses*
	Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or ex-changed) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
							Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________
Old Mutual Analytic Fund
Class A	5.75%	None	2.00%	$12.00	0.85% (6)	None	0.25%	0.27%	0.79%	1.31%	0.01%	2.17% (6), (7)	(0.34%) (8)	1.83% (8)
Class C	None	1.00%	2.00%	$12.00	0.85% (6)	0.75%	0.25%	0.27%	0.66%	1.18%	0.01%	2.79% (6), (7)	(0.21%) (8)	2.58% (8)
Institutional Class	None	None	2.00%	$12.00	0.85% (6)	None	None	0.27%	815.70%	815.97%	0.01%	816.83% (6), (7)	(815.30%) (8)	1.53% (8)
Class Z(5)	None	None	2.00%	$12.00	0.85% (6)	None	None	0.29%	0.54%	0.83%	0.01%	1.69% (6), (7)	(0.09%) (8)	1.60% (8)
Pro Forma Touchstone Dynamic Equity Fund
Class A	5.75%	None	None	-	0.85%	0.25%	None	0.27%	0.76%	1.03%	0.00%	2.13%	(0.31%) (9)	1.82%
Class C	None	1.00%	None	-	0.85%	1.00%	None	0.27%	0.66%	0.93%	0.00%	2.78%	(0.21%) (9)	2.57%
Institutional Class	None	None	None	-	0.85%	None	None	0.27%	13.12%	13.39%	0.00%	14.24%	(12.72%) (9)	1.52%
Class Y	None	None	None	-	0.85%	None	None	0.29%	0.50%	0.79%	0.00%	1.63%	(0.05%) (9)	1.59%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribu-tion and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse- ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual Asset Allocation Balanced Portfolio
Class A	5.75%	None	2.00%	$12.00	0.20%	None	0.25%	0.00%	0.49%	0.74%	0.82%	1.76% (7)	(0.30%) (8)	1.46% (8)
Class C	None	1.00%	2.00%	$12.00	0.20%	0.75%	0.25%	0.00%	0.39%	0.64%	0.82%	2.41% (7)	(0.20%) (8)	2.21% (8)
Institutional Class	None	None	2.00%	$12.00	0.20%	None	None	0.00%	46.74%	46.74%	0.82%	47.76% (7)	(46.55%) (8)	1.21% (8)
Class Z(5)	None	None	2.00%	$12.00	0.20%	None	None	0.00%	1.21%	1.21%	0.82%	2.23% (7)	(1.02%) (8)	1.21% (8)
Pro Forma Touchstone Balanced Allocation Fund
Class A	5.75%	None	None	-	0.20%	0.25%	None	0.00%	0.49%	0.49%	0.74%	1.68%	(0.30%) (9)	1.38%
Class C	None	1.00%	None	-	0.20%	1.00%	None	0.00%	0.44%	0.44%	0.74%	2.39%	(0.25%) (9)	2.13%
Institutional Class	None	None	None	-	0.20%	None	None	0.00%	3.55%	3.55%	0.74%	4.49%	(3.36%) (9)	1.13%
Class Y	None	None	None	-	0.20%	None	None	0.00%	0.82%	0.82%	0.74%	1.76%	(0.63%) (9)	1.13%

Shareholder Fees	Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or ex-changed) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual Asset Allocation Conservative Portfolio
Class A	5.75%	None	2.00%	$12.00	0.20%	None	0.25%	0.00%	0.46%	0.71%	0.72%	1.63% (7)	(0.30%) (8)	1.33% (8)
Class C	None	1.00%	2.00%	$12.00	0.20%	0.75%	0.25%	0.00%	0.41%	0.66%	0.72%	2.33% (7)	(0.25%) (8)	2.08% (8)
Institutional Class	None	None	2.00%	$12.00	0.20%	None	None	0.00%	0.43%	0.43%	0.72%	1.35% (7)	(0.27%) (8)	1.08% (8)
Class Z	None	None	2.00%	$12.00	0.20%	None	None	0.00%	1.45%	1.45%	0.72%	2.37% (7)	(1.29%) (8)	1.08% (8)
Pro Forma Touchstone Conservative Allocation Fund
Class A	5.75%	None	None	-	0.20%	0.25%	None	0.00%	0.47%	0.47%	0.61%	1.53%	(0.31%) (9)	1.22%
Class C	None	1.00%	None	-	0.20%	1.00%	None	0.00%	0.48%	0.48%	0.61%	2.29%	(0.32%) (9)	1.97%
Institutional Class	None	None	None	-	0.20%	None	None	0.00%	0.47%	0.47%	0.61%	1.28%	(0.31%) (9)	0.97%
Class Y	None	None	None	-	0.20%	None	None	0.00%	0.80%	0.80%	0.61%	1.61%	(0.64%) (9)	0.97%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses _________

Old Mutual Asset Allocation Growth Portfolio
Class A	5.75%	None	2.00%	$12.00	0.25%	None	0.25%	0.00%	0.63%	0.88%	0.95%	2.08% (7)	(0.56%) (8)	1.52% (8)
Class C	None	1.00%	2.00%	$12.00	0.25%	0.75%	0.25%	0.00%	0.50%	0.75%	0.95%	2.70% (7)	(0.43%) (8)	2.27% (8)
Institutional Class	None	None	2.00%	$12.00	0.25%	None	None	0.00%	2.04%	2.04%	0.95%	3.24% (7)	(1.97%) (8)	1.27% (8)
Class Z(5)	None	None	2.00%	$12.00	0.25%	None	None	0.00%	0.88%	0.88%	0.95%	2.08% (7)	(0.81%) (8)	1.27% (8)
Pro Forma Touchstone Growth Allocation Fund
Class A	5.75%	None	None	-	0.25%	0.25%	None	0.00%	0.58%	0.58%	0.93%	2.01%	(0.51%) (9)	1.50%
Class C	None	1.00%	None	-	0.25%	1.00%	None	0.00%	0.55%	0.55%	0.93%	2.73%	(0.48%) (9)	2.25%
Institutional Class	None	None	None	-	0.25%	None	None	0.00%	1.39%	1.39%	0.93%	2.56%	(1.32%) (9)	1.25%
Class Y	None	None	None	-	0.25%	None	None	0.00%	0.51%	0.51%	0.93%	1.69%	(0.44%) (9)	1.25%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribu-tion and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses _________

Old Mutual Asset Allocation Moderate Growth Portfolio
Class A	5.75%	None	2.00%	$12.00	0.25%	None	0.25%	0.00%	0.51%	0.76%	0.90%	1.91% (7)	(0.44%) (8)	1.47% (8)
Class C	None	1.00%	2.00%	$12.00	0.25%	0.75%	0.25%	0.00%	0.44%	0.69%	0.90%	2.59% (7)	(0.37%) (8)	2.22% (8)
Institutional Class	None	None	2.00%	$12.00	0.25%	None	None	0.00%	183.34%	183.34%	0.90%	184.49% (7)	(183.27%) (8)	1.22% (8)
Class Z(5)	None	None	2.00%	$12.00	0.25%	None	None	0.00%	1.40%	1.40%	0.90%	2.55% (7)	(1.33%) (8)	1.22% (8)
Pro Forma Touchstone Moderate Growth Allocation Fund
Class A	5.75%	None	None	-	0.25%	0.25%	None	0.00%	0.52%	0.52%	0.85%	1.87%	(0.45%) (9)	1.42%
Class C	None	1.00%	None	-	0.25%	1.00%	None	0.00%	0.47%	0.47%	0.85%	2.57%	(0.40%) (9)	2.17%
Institutional Class	None	None	None	-	0.25%	None	None	0.00%	41.43%	41.43%	0.85%	42.53%	(41.36%) (9)	1.17%
Class Y	None	None	None	-	0.25%	None	None	0.00%	0.79%	0.79%	0.85%	1.89%	(0.72%) (9)	1.17%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses _________

Old Mutual Analytic U.S. Long/Short Fund
Class A	5.75%	None	2.00%	$12.00	0.80%	None	0.25%	0.12%	1.03%	1.40%	0.00%	2.20%	(0.73%) (8)	1.47% (8)
Institutional Class	None	None	2.00%	$12.00	0.80%	None	None	0.12%	0.32%	0.44%	0.00%	1.24%	(0.22%) (8)	1.02% (8)
Class Z(5)	None	None	2.00%	$12.00	0.80%	None	None	0.12%	0.32%	0.44%	0.00%	1.24%	(0.02%) (8)	1.22% (8)
Pro Forma Touchstone US Long/Short Fund
Class A	5.75%	None	None	-	0.80%	0.25%	None	0.12%	0.80%	0.92%	0.00%	1.97%	(0.55%) (9)	1.42%
Institutional Class	None	None	None	-	0.80%	None	None	0.12%	0.40%	0.52%	0.00%	1.32%	(0.30%) (9)	1.02%
Class Y	None	None	None	-	0.80%	None	None	0.12%	0.43%	0.55%	0.00%	1.35%	(0.18%) (9)	1.17%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual Barrow Hanley Value Fund
Class A	5.75%	None	2.00%	$12.00	0.75%	None	0.25%	0.00%	1.04%	1.29%	0.00%	2.04%	(0.84%) (8)	1.20% (8)
Institutional Class	None	None	2.00%	$12.00	0.75%	None	None	0.00%	0.14%	0.14%	0.00%	0.89%	(0.04%) (8)	0.85% (8)
Class Z(5)	None	None	2.00%	$12.00	0.75%	None	None	0.00%	0.29%	0.29%	0.00%	1.04%	(0.09%) (8)	0.95% (8)
Pro Forma Touchstone Value Fund
Class A	5.75%	None	None	-	0.75%	0.25%	None	0.00%	0.81%	0.81%	0.00%	1.81%	(0.61%) (9)	1.20%
Institutional Class	None	None	None	-	0.75%	None	None	0.00%	0.31%	0.31%	0.00%	1.06%	(0.21%) (9)	0.85%
Class Y	None	None	None	-	0.75%	None	None	0.00%	0.42%	0.42%	0.00%	1.17%	(0.22%) (9)	0.95%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses _________

Old Mutual Copper Rock International Small Cap Fund
Class A	5.75%	None	2.00%	$12.00	0.95%	None	0.25%	0.00%	2.03%	2.28%	0.00%	3.23%	(1.68%) (8)	1.55% (8)
Institutional Class	None	None	2.00%	$12.00	0.95%	None	None	0.00%	1.27%	1.27%	0.00%	2.22%	(1.17%) (8)	1.05% (8)
Class Z(5)	None	None	2.00%	$12.00	0.95%	None	None	0.00%	0.64%	0.64%	0.00%	1.59%	(0.29%) (8)	1.30% (8)
Pro Forma Touchstone International Small Cap Fund
A	5.75%	None	None	-	0.95%	0.25%	None	0.00%	1.45%	1.45%	0.00%	2.65%	(1.10%) (9)	1.55%
Inst.	None	None	None	-	0.95%	None	None	0.00%	0.96%	0.96%	0.00%	1.91%	(0.86%) (9)	1.05%
Y	None	None	None	-	0.95%	None	None	0.00%	0.66%	0.66%	0.00%	1.61%	(0.31%) (9)	1.30%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse- ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual Focused Fund
Class A	5.75%	None	2.00%	$12.00	0.72%	None	0.25%	0.00%	0.45%	0.70%	0.01%	1.43% (7)	(0.22%)	1.21% (10)
Institutional Class	None	None	2.00%	$12.00	0.72%	None	None	0.00%	0.23%	0.23%	0.01%	0.96% (7)	(0.15%)	0.81% (10)
Class Z(5)	None	None	2.00%	$12.00	0.72%	None	None	0.00%	0.60%	0.60%	0.01%	1.33% (7)	(0.37%)	0.96% (10)
Pro Forma Touchstone Focused Fund
Class A	5.75%	None	None	-	0.65%	0.25%	None	0.00%	0.61%	0.61%	0.01%	1.52%	(0.31%) (9)	1.21%
Institutional Class	None	None	None	-	0.65%	None	None	0.00%	0.37%	0.37%	0.01%	1.03%	(0.22%) (9)	0.81%
Class Y	None	None	None	-	0.65%	None	None	0.00%	0.61%	0.61%	0.01%	1.27%	(0.31%) (9)	0.96%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse- ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual International Equity Fund
Class A	5.75%	None	2.00%	$12.00	1.00%	None	0.25%	0.00%	5.60%	5.85%	0.00%	6.85%	(5.33%) (8)	1.52% (8)
Institutional Class	None	None	2.00%	$12.00	1.00%	None	None	0.00%	0.45%	0.45%	0.00%	1.45%	(0.43%) (8)	1.02% (8)
Class Z(5)	None	None	2.00%	$12.00	1.00%	None	None	0.00%	3.65%	3.65%	0.00%	4.65%	(3.38%) (8)	1.27% (8)
Pro Forma Touchstone International Equity Fund
Class A	5.75%	None	None	None	0.90%	0.25%	None	0.00%	1.42%	1.42%	0.00%	2.57%	(1.18%) (9)	1.39%
Institutional Class	None	None	None	None	0.90%	None	None	0.00%	0.56%	0.56%	0.00%	1.46%	(0.47%) (9)	0.99%
Class Y	None	None	None	None	0.90%	None	None	0.00%	1.18%	1.18%	0.00%	2.08%	(0.94%) (9)	1.14%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse- ment _______	Total Annual Fund Operat-ing Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses _________

Old Mutual Large Cap Growth Fund
Class A	5.75%	None	2.00%	$12.00	0.70%	None	0.25%	0.00%	1.75%	2.00%	0.00%	2.70%	(1.47%) (8)	1.23% (8)
Institutional Class	None	None	2.00%	$12.00	0.70%	None	None	0.00%	0.18%(11)	0.18%(11)	0.00%	0.88%	0.00%(8)	0.88% (8)
Class Z(5)	None	None	2.00%	$12.00	0.70%	None	None	0.00%	0.62%	0.62%	0.00%	1.32%	(0.34%) (8)	0.98% (8)
Pro Forma Touchstone Capital Growth Fund
Class A	5.75%	None	None	-	0.70%	0.25%	None	0.00%	1.09%	1.09%	0.00%	2.04%	(0.79%) (9)	1.25%
Institutional Class	None	None	None	-	0.70%	None	None	0.00%	0.37%	0.37%	0.00%	1.07%	(0.17%) (9)	0.90%
Class Y	None	None	None	-	0.70%	None	None	0.00%	0.63%	0.63%	0.00%	1.33%	(0.33%) (9)	1.00%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse- ment _______	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses _______

Old Mutual TS&W Small Cap Value Fund
Class A	5.75%	None	2.00%	$12.00	1.00%	None	0.25%	0.00%	0.85%	1.10%	0.01%	2.11% (7)	(0.60%) (8)	1.51% (8)
Institutional Class	None	None	2.00%	$12.00	1.00%	None	None	0.00%	0.18%	0.18%	0.01%	1.19% (7)	(0.08%) (8)	1.11% (8)
Class Z(5)	None	None	2.00%	$12.00	1.00%	None	None	0.00%	0.26%	0.26%	0.01%	1.27% (7)	(0.01%) (8)	1.26% (8)
Pro Forma Touchstone Small Cap Value Opportunities Fund
Class A	5.75%	None	None	-	0.95%	0.25%	None	0.00%	0.70%	0.70%	0.01%	1.91%	(0.40%) (9)	1.51%
Institutional Class	None	None	None	-	0.95%	None	None	0.00%	0.35%	0.35%	0.01%	1.31%	(0.20%) (9)	1.11%
Class Y	None	None	None	-	0.95%	None	None	0.00%	0.39%	0.39%	0.01%	1.35%	(0.09%) (9)	1.26%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribution and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual TS&W Mid-Cap Value Fund
Class A	5.75%	None	2.00%	$12.00	0.95%	0.25%	None	0.00%	0.90%	0.90%	0.01%	2.11% (7)	(0.70%) (8)	1.41% (8)
Institutional Class	None	None	2.00%	$12.00	0.95%	None	None	0.00%	0.11%	0.11%	0.01%	1.07% (7)	(0.06%) (8)	1.01% (8)
Class Z(5)	None	None	2.00%	$12.00	0.95%	None	None	0.00%	0.42%	0.42%	0.01%	1.38% (7)	(0.25%) (8)	1.13% (8)
Pro Forma Touchstone Mid Cap Value Opportunities Fund
Class A	5.75%	None	None	-	0.85%	0.25%	None	0.00%	0.67%	0.67%	0.01%	1.78%	(0.48%) (9)	1.30%
Institutional Class	None	None	None	-	0.85%	None	None	0.00%	0.28%	0.28%	0.01%	1.14%	(0.24%) (9)	0.90%
Class Y	None	None	None	-	0.85%	None	None	0.00%	0.48%	0.48%	0.01%	1.34%	(0.29%) (9)	1.05%

Shareholder Fees				Annual Fund Operating Expenses*
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price or the amount redeemed, whichever is less) (1) ________	Maximum Deferred Sales Charge (Load) (as a % of original purchase price) ________	Redemption/ Exchange Fee (as a % of amount redeemed or exchanged) ________	Maximum Account Fee (assessed annually on certain accounts under $1,000) ________	Management Fee _______	Distribu-tion and/or Service (12b-1) Fees (2) _______	Other Expenses (3) _______________________________________				Acquired Fund Fees and Expenses (3) , (4) _______	Total Annual Fund Operating Expenses _______	Fee Waiver and/or Expense Reimburse-ment _______	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reim-bursement ________
						Service Fees (2) ______	Expenses on Short Sales ________	Other Operating Expenses __________	Total Other Expenses ________

Old Mutual Copper Rock Emerging Growth Fund
Class A	5.75%	None	2.00%	$12.00	0.90%	None	0.25%	0.00%	0.98%	1.23%	0.00%	2.13% (7)	(0.46%) (8)	1.67% (8)
Institutional Class	None	None	2.00%	$12.00	0.90%	None	None	0.00%	0.32%(11)	0.32%(11)	0.00%	1.22% (7)	0.00%	1.22% (8)
Class Z(5)	None	None	2.00%	$12.00	0.90%	None	None	0.00%	0.56%	0.56%	0.00%	1.46% (7)	(0.04%) (8)	1.42% (8)
Pro Forma Touchstone Emerging Growth Fund
Class A	5.75%	None	None	-	0.90%	0.25%	None	0.00%	0.72%	0.72%	0.00%	1.87%	(0.48%) (9)	1.39%
Institutional Class	None	None	None	-	0.90%	None	None	0.00%	0.40%	0.40%	0.00%	1.30%	(0.31%) (9)	0.99%
Class Y	None	None	None	-	0.90%	None	None	0.00%	0.45%	0.45%	0.00%	1.35%	(0.21%) (9)	1.14%
______________________

*
Expense ratios reflect the annual fund operating expenses for the Old Mutual Fund’s most recent fiscal year (either March 31, 2011 or July 31, 2011), as disclosed in the Old Mutual Fund’s current prospectus.  Pro forma numbers are estimated as if the Reorganization had been completed as of the first day of such fiscal year and do not include the estimated costs of the Reorganization.  The Old Mutual Fund will not bear any Reorganization costs.

1.	For the Old Mutual Funds, the Maximum Deferred Sales Charge (Load) is based on a percentage of original purchase price.

2.
All of the Old Mutual Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act in addition to separate shareholder service plans.  The shareholder service plan for the Old Mutual TS&W Mid-Cap Value Fund was adopted pursuant to Rule 12b-1.  The Acquiring Funds have adopted combined distribution and shareholder service plans under Rule 12b-1.  For more information about these plans, see the section entitled “Comparison of Share Classes and Distribution Arrangements – Distribution Plans and Service Plans” in this Joint Proxy Statement/Prospectus.

3.	For the pro forma Acquiring Funds, “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

4.	Unless otherwise indicated, Acquired Fund Fees and Expenses are less than 0.01% and are included in “Other Operating Expenses.”

5.	Class Z shareholders of each Old Mutual Fund will receive Class Y shares of the corresponding Acquiring Fund in connection with the Reorganization.

6.
Effective August 1, 2010, the Old Mutual Analytic Fund’s Advisory Fee was reduced from 0.95% to 0.85%.  As a result, the expenses in the fee table above have been restated to reflect current fees and Total Annual Fund Operating Expenses shown in the fee table above do not correlate with the ratios of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

7.
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets of the Fund stated in the Financial Highlights section of the Fund’s prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

8.
Old Mutual has contractually agreed to limit through December 31, 2012 the expenses of the Fund to the annual rate shown in the table below for each class of shares of the Fund.  The expense limitation agreement cannot be terminated by Old Mutual before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.  The expense limitation excludes certain expenses which are described further in the “Comparison of Fees and Expenses – Expense Limitation Arrangements” section of this Joint Proxy Statement/Prospectus.

9.
Effective upon the closing of the Reorganization, Touchstone has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit Total Annual Fund Operating Expenses to the annual rate shown in the table below for each class of the Acquiring Fund.  This expense limitation will remain in effect at least two years following the Closing of the Reorganization (which is expected to occur in the second quarter of 2012) but can be terminated by a vote of the Acquiring Fund’s Board of Trustees if they deem the termination to be beneficial to the Fund shareholders.  The terms of Touchstone’s contractual waiver agreement provide that Touchstone is entitled to recover, subject to approval by the Acquiring Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone reduced its compensation and/or assumed expenses for the Acquiring Fund.  No recoupment will occur unless the Acquiring Fund’s operating expenses are below the expense limitation amount.   The expense limitation excludes certain expenses which are described further in the “Comparison of Fees and Expenses – Expense Limitation Arrangements” section of this Joint Proxy Statement/Prospectus.

10.
Old Mutual has contractually agreed to limit through July 31, 2014 the expenses of the Old Mutual Focused Fund to the annual rate shown in the table below for each class of shares of the Fund.  The expense limitation agreement cannot be terminated before July 31, 2014, and may be amended or continued beyond July 31, 2014 by written agreement of the parties.  The expense limitation excludes certain expenses which are described further in the “Comparison of Fees and Expenses – Expense Limitation Arrangements” section of this Joint Proxy Statement/Prospectus.

11.	Includes an expense recoupment by Old Mutual.

Expense limitations for the Old Mutual Funds and their corresponding Acquiring Funds:

Old Mutual Fund	Class				Acquiring Fund	Class
	A	C	I	Z		A	C	I	Y
Old Mutual Analytic Fund	1.55%	2.30%	1.25%	1.30%	Touchstone Dynamic Equity Fund	1.55%	2.30%	1.25%	1.30%
Old Mutual Asset Allocation Balanced Portfolio	0.64%	1.39%	0.39%	0.39%	Touchstone Balanced Allocation Fund	0.64%	1.39%	0.39%	0.39%
Old Mutual Asset Allocation Conservative Portfolio	0.61%	1.36%	0.36%	0.36%	Touchstone Conservative Allocation Fund	0.61%	1.36%	0.36%	0.36%
Old Mutual Asset Allocation Growth Portfolio	0.57%	1.32%	0.32%	0.32%	Touchstone Growth Allocation Fund	0.57%	1.32%	0.32%	0.32%
Old Mutual Asset Allocation Moderate Growth Portfolio	0.57%	1.32%	0.32%	0.32%	Touchstone Moderate Growth Allocation Fund	0.57%	1.32%	0.32%	0.32%
Old Mutual Analytic U.S. Long/Short Fund	1.35%	N/A	0.90%	1.10%	Touchstone US Long/Short Fund	1.30%	2.05%	0.90%	1.05%
Old Mutual Barrow Hanley Value Fund	1.20%	N/A	0.85%	0.95%	Touchstone Value Fund	1.20%	1.95%	0.85%	0.95%
Old Mutual Copper Rock International Small Cap Fund	1.55%	N/A	1.05%	1.30%	Touchstone International Small Cap Fund	1.55%	2.30%	1.05%	1.30%
Old Mutual Focused Fund	1.20%	N/A	0.80%	0.95%	Touchstone Focused Fund	1.20%	1.95%	0.80%	0.95%
Old Mutual International Equity Fund	1.52%	N/A	1.02%	1.27%	Touchstone International Equity Fund	1.39%	2.14%	0.99%	1.14%
Old Mutual Large Cap Growth Fund	1.25%	N/A	0.90%	1.00%	Touchstone Capital Growth Fund	1.25%	2.00%	0.90%	1.00%
Old Mutual TS&W Small Cap Value Fund	1.50%	N/A	1.10%	1.25%	Touchstone Small Cap Value Opportunities Fund	1.50%	2.25%	1.10%	1.25%
Old Mutual TS&W Mid-Cap Value Fund	1.40%	N/A	1.00%	1.12%	Touchstone Mid Cap Value Opportunities Fund	1.29%	2.04%	0.89%	1.04%
Old Mutual Copper Rock Emerging Growth Fund	1.67%	N/A	1.22%	1.42%	Touchstone Emerging Growth Fund	1.39%	2.14%	0.99%	1.14%

Expense Examples

These examples are intended to help you compare the costs of investing in different classes of an Old Mutual Fund and Acquiring Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in different classes of an Acquiring Fund after giving effect to the Reorganization of the corresponding Old Mutual Fund into the Acquiring Fund are also provided.  All costs are based upon the information set forth in the fee table above.

           The Examples assume that you invest $10,000 for the time periods indicated and except as indicated, shows the expenses that you would pay if you redeem all of your shares at the end of those time periods.  The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

The Example reflects current fee waivers and expense reimbursements for the first year for the Old Mutual Funds and the first two years for the Acquiring Funds.  Old Mutual has contractually agreed to waive all or a portion of the Old Mutual Fund's management fees or reimburse other expenses of the Fund through December 31, 2012 (July 31, 2014 with respect to the Old Mutual Focused Fund).  Touchstone has contractually agreed to waive advisory fees and/or reimburse expenses at the stated level for Acquiring Funds that appears above for at least two years following the closing of the Reorganizations, which is expected to occur in the second quarter of 2012.  Accordingly, the fee waivers and/or expense reimbursements applicable to the Acquiring Funds are not reflected in years three through ten of the table below.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	With Redemption				Without Redemption
	1 Year _______	3 Years _______	5 Years _______	10 Years _______	1 Year _______	3 Years _______	5 Years _______	10 Years _______
Old Mutual Analytic Fund
Class A	$750	$1,184	$1,643	$2,909	$750	$1,184	$1,643	$2,909
Class C	$361	$845	$1,455	$3,102	$261	$845	$1,455	$3,102
Institutional Class	$156	$796	$1,461	$3,241	$156	$796	$1,461	$3,241
Class Z*	$163	$525	$911	$1,992	$163	$525	$911	$1,992
Pro Forma Touchstone Dynamic Equity Fund
Class A	$749	$1,145	$1,597	$2,844	$749	$1,145	$1,597	$2,844
Class C	$360	$822	$1,432	$3,079	$260	$822	$1,432	$3,079
Institutional Class	$155	$1,769	$4,287	$8,808	$155	$1,769	$4,287	$8,808
Class Y	$161	$505	$878	$1,927	$161	$505	$878	$1,927

Old Mutual Asset Allocation Balanced Portfolio
Class A	$715	$1,070	$1,448	$2,505	$715	$1,070	$1,448	$2,505
Class C	$324	$732	$1,267	$2,731	$224	$732	$1,267	$2,731
Institutional Class	$123	$670	$1,243	$2,802	$123	$670	$1,243	$2,802
Class Z*	$123	$599	$1,102	$2,485	$123	$599	$1,102	$2,485

With Redemption				Without Redemption
1 Year _______	3 Years _______	5 Years _______	10 Years _______	1 Year _______	3 Years _______	5 Years _______	10 Years _______
Pro Forma Touchstone Balanced Allocation
Class A	$708	$1,019	$1,383	$2,404	$708	$1,019	$1,383	$2,404
Class C	$317	$696	$1,229	$2,687	$217	$696	$1,229	$2,687
Institutional Class	$116	$722	$1,701	$4,192	$116	$722	$1,701	$4,192
Class Y	$116	$429	$834	$1,969	$116	$429	$834	$1,969

Old Mutual Asset Allocation Conservative Portfolio
Class A	$703	$1,032	$1,384	$2,373	$703	$1,032	$1,384	$2,373
Class C	$311	$703	$1,222	$2,646	$211	$703	$1,222	$2,646
Institutional Class	$110	$401	$713	$1,600	$110	$401	$713	$1,600
Class Z*	$110	$616	$1,149	$2,608	$110	$616	$1,149	$2,608
Pro Forma Touchstone Conservative Allocation Fund
Class A	$692	$971	$1,304	$2,243	$692	$971	$1,304	$2,243
Class C	$300	$652	$1,165	$2,573	$200	$652	$1,165	$2,573
Institutional Class	$99	$343	$641	$1,487	$99	$343	$641	$1,487
Class Y	$99	$379	$751	$1,796	$99	$379	$751	$1,796

Old Mutual Asset Allocation Growth Portfolio
Class A	$721	$1,139	$1,581	$2,806	$721	$1,139	$1,581	$2,806
Class C	$330	$798	$1,392	$3,001	$230	$798	$1,392	$3,001
Institutional Class	$129	$702	$1,301	$2,925	$129	$702	$1,301	$2,925
Class Z*	$129	$573	$1,044	$2,347	$129	$573	$1,044	$2,347
Pro Forma Touchstone Growth Allocation Fund
Class A	$719	$1,074	$1,505	$2,700	$719	$1,074	$1,505	$2,700
Class C	$328	$754	$1,357	$2,989	$228	$754	$1,357	$2,989
Institutional Class	$127	$538	$1,117	$2,693	$127	$538	$1,117	$2,693
Class Y	$127	$444	$832	$1,920	$127	$444	$832	$1,920

With Redemption				Without Redemption
1 Year _______	3 Years _______	5 Years _______	10 Years _______	1 Year _______	3 Years _______	5 Years _______	10 Years _______

Old Mutual Asset Allocation Moderate Growth Portfolio
Class A	$716	$1,100	$1,508	$2,644	$716	$1,100	$1,508	$2,644
Class C	$325	$770	$1,342	$2,896	$225	$770	$1,342	$2,896
Institutional Class	$124	$687	$1,276	$2,876	$124	$687	$1,276	$2,876
Class Z*	$124	$666	$1,235	$2,784	$124	$666	$1,235	$2,784
Pro Forma Touchstone Moderate Growth Allocation Fund
Class A	$711	$1,044	$1,446	$2,567	$711	$1,044	$1,446	$2,567
Class C	$320	$721	$1,292	$2,844	$220	$721	$1,292	$2,844
Institutional Class	$119	$3,968	$7,749	$9,937	$119	$3,968	$7,749	$9,937
Class Y	$119	$450	$884	$2,093	$119	$450	$884	$2,093

Old Mutual Analytic U.S. Long/Short Fund
Class A	$716	$1,158	$1,624	$2,909	$716	$1,158	$1,624	$2,909
Institutional Class	$104	$371	$659	$1,479	$104	$371	$659	$1,479
Class Z*	$124	$391	$678	$1,498	$124	$391	$678	$1,498
Pro Forma Touchstone US Long/Short Fund
Class A	$711	$1,054	$1,476	$2,648	$711	$1,054	$1,476	$2,648
Institutional Class	$104	$357	$664	$1,536	$104	$357	$664	$1,536
Class Y	$119	$391	$704	$1,593	$119	$391	$704	$1,593

Old Mutual Barrow Hanley Value Fund
Class A	$690	$1,102	$1,538	$2,745	$690	$1,102	$1,538	$2,745
Institutional Class	$87	$280	$490	$1,093	$87	$280	$490	$1,093
Class Z*	$97	$322	$565	$1,263	$97	$322	$565	$1,263
Pro Forma Touchstone Value Fund
Class A	$690	$997	$1,389	$2,484	$690	$997	$1,389	$2,484
Institutional Class	$87	$295	$544	$1,258	$87	$295	$544	$1,258
Class Y	$97	$327	$600	$1,381	$97	$327	$600	$1,381

With Redemption				Without Redemption
1 Year _______	3 Years _______	5 Years _______	10 Years _______	1 Year _______	3 Years _______	5 Years _______	10 Years _______

Old Mutual Copper Rock International Small Cap Fund
Class A	$724	$1,320	$1,941	$3,605	$724	$1,320	$1,941	$3,605
Institutional Class	$107	$581	$1,082	$2,461	$107	$581	$1,082	$2,461
Class Z*	$132	$473	$837	$1,863	$132	$473	$837	$1,863
Pro Forma Touchstone International Small Cap Fund
Class A	$724	$1,148	$1,708	$3,228	$724	$1,148	$1,708	$3,228
Institutional Class	$107	$427	$865	$2,084	$107	$427	$865	$2,084
Class Y	$132	$446	$818	$1,863	$132	$446	$818	$1,863

Old Mutual Focused Fund
Class A	$691	$937	$1,249	$2,132	$691	$937	$1,249	$2,132
Institutional Class	$83	$259	$485	$1,135	$83	$259	$485	$1,135
Class Z*	$98	$306	$617	$1,499	$98	$306	$617	$1,499
Pro Forma Touchstone Focused Fund
Class A	$691	$969	$1,300	$2,234	$691	$969	$1,300	$2,234
Institutional Class	$83	$283	$526	$1,221	$83	$283	$526	$1,221
Class Y	$98	$340	$637	$1,482	$98	$340	$637	$1,482

Old Mutual International Equity Fund
Class A	$721	$1,318	$1,939	$3,603	$721	$1,318	$1,939	$3,603
Institutional Class	$104	$416	$751	$1,698	$104	$416	$751	$1,698
Class Z*	$129	$712	$1,322	$2,971	$129	$712	$1,322	$2,971
Pro Forma Touchstone International Equity Fund
Class A	$708	$1,109	$1,654	$3,136	$708	$1,109	$1,654	$3,136
Institutional Class	$101	$367	$706	$1,664	$101	$367	$706	$1,664
Class Y	$116	$465	$942	$2,260	$116	$465	$942	$2,260

With Redemption				Without Redemption
1 Year _______	3 Years _______	5 Years _______	10 Years _______	1 Year _______	3 Years _______	5 Years _______	10 Years _______

Old Mutual Large Cap Growth Fund
Class A	$693	$1,233	$1,799	$3,330	$693	$1,233	$1,799	$3,330
Institutional Class	$90	$281	$481	$1,058	$90	$281	$481	$1,058
Class Z*	$100	$385	$691	$1,562	$100	$385	$691	$1,562
Pro Forma Touchstone Capital Growth Fund
Class A	$695	$1,030	$1,468	$2,683	$695	$1,030	$1,468	$2,683
Institutional Class	$92	$306	$557	$1,275	$92	$306	$557	$1,275
Class Y	$102	$355	$665	$1,544	$102	$355	$665	$1,544

Old Mutual TS&W Small Cap Value Fund
Class A	$720	$1,144	$1,592	$2,832	$720	$1,144	$1,592	$2,832
Institutional Class	$113	$370	$647	$1,437	$113	$370	$647	$1,437
Class Z*	$128	$401	$695	$1,531	$128	$401	$695	$1,531
Pro Forma Touchstone Small Cap Value Opportunities Fund
Class A	$720	$1,066	$1,476	$2,616	$720	$1,066	$1,476	$2,616
Institutional Class	$113	$375	$679	$1,543	$113	$375	$679	$1,543
Class Y	$128	$409	$722	$1,610	$128	$409	$722	$1,610

Old Mutual TS&W Mid-Cap Value Fund
Class A	$710	$1,134	$1,583	$2,823	$710	$1,134	$1,583	$2,823
Institutional Class	$103	$334	$584	$1,300	$103	$334	$584	$1,300
Class Z*	$115	$412	$731	$1,635	$115	$412	$731	$1,635
Pro Forma Touchstone Mid Cap Value Opportunities Fund
Class A	$700	$1,012	$1,396	$2,472	$700	$1,012	$1,396	$2,472
Institutional Class	$92	$314	$579	$1,340	$92	$314	$579	$1,340
Class Y	$107	$365	$676	$1,558	$107	$365	$676	$1,558

With Redemption				Without Redemption
1 Year _______	3 Years _______	5 Years _______	10 Years _______	1 Year _______	3 Years _______	5 Years _______	10 Years _______

Old Mutual Copper Rock Emerging Growth Fund
Class A	$735	$1,161	$1,613	$2,861	$735	$1,161	$1,613	$2,861
Institutional Class	$124	$387	$666	$1,461	$124	$387	$666	$1,461
Class Z*	$145	$458	$794	$1,743	$145	$458	$794	$1,743
Pro Forma Touchstone Emerging Growth Fund
Class A	$708	$1,038	$1,440	$2,560	$708	$1,038	$1,440	$2,560
Institutional Class	$101	$350	$653	$1,514	$101	$350	$653	$1,514
Class Y	$116	$385	$698	$1,586	$116	$385	$698	$1,586

*	Class Z shareholders of each Old Mutual Fund will receive Class Y shares of the corresponding Acquiring Fund in connection with the Reorganization.

The Examples are not a representation of past or future expenses.  Each Old Mutual Fund’s and Acquiring Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Examples of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Old Mutual Fund’s or the Acquiring Fund’s projected or actual performance.

For further discussion regarding the Old Mutual Fund Board’s consideration of the fees and expenses of the Funds in approving the Reorganizations, see the section entitled “Board Considerations” in this Joint Proxy Statement/Prospectus.

Portfolio Turnover.  A Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Funds’ performance.  The portfolio turnover rates of each Old Mutual Fund during each Old Mutual Fund’s most recently completed fiscal year, expressed as a percentage of the average value of its portfolio, is shown in the table below.  The portfolio turnover rate of each corresponding Acquiring Fund, except the Touchstone Focused Fund, is not expected to be substantially different than the turnover rate for the Old Mutual Funds for the previous year given the continuity of management.

Fund	Fiscal Year Ended	Portfolio Turnover Rate
Old Mutual Analytic Fund	7/31/11	231.43%
Old Mutual Asset Allocation Balanced Portfolio	7/31/11	5.65%
Old Mutual Asset Allocation Conservative Portfolio	7/31/11	12.81%
Old Mutual Asset Allocation Growth Portfolio	7/31/11	7.78%
Old Mutual Asset Allocation Moderate Growth Portfolio	7/31/11	8.53%
Old Mutual Analytic U.S. Long/Short Fund	3/31/11	217.63%
Old Mutual Barrow Hanley Value Fund	3/31/11	13.31%
Old Mutual Copper Rock International Small Cap Fund	3/31/11	151.76%
Old Mutual Focused Fund	3/31/11	114.74%

Fund	Fiscal Year Ended	Portfolio Turnover Rate
Old Mutual International Equity Fund	7/31/11	39.69%
Old Mutual Large Cap Growth Fund	3/31/11	33.10%
Old Mutual TS&W Small Cap Value Fund	3/31/11	55.43%
Old Mutual TS&W Mid-Cap Value Fund	3/31/11	89.21%
Old Mutual Copper Rock Emerging Growth Fund	7/31/11	194.26%

Expense Limitation Arrangements.  Old Mutual has contractually agreed to waive all or a portion of each Old Mutual Fund’s management fees or reimburse other expenses of the Old Mutual Fund so that the Fund’s total annual fund operating expenses do not exceed an agreed upon cap (the “Old Mutual Expense Limitations”).  The Old Mutual Expense Limitations will expire on December 31, 2012 (July 31, 2014 with respect to the Old Mutual Focused Fund), unless extended by Old Mutual, and excludes interest, taxes, brokerage costs and commissions, dividends on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Touchstone has contractually agreed to waive fees and reimburse expenses in order to keep each Acquiring Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount no greater than the expense limitation of the corresponding Old Mutual Fund prior to the Transaction.  This contractual expense limitation will be in place for at least two years from the Closing Date of each Reorganization (which is expected to occur in the second quarter of 2012).  The expense limitation arrangements for the Old Mutual Analytic U.S. Long/Short Fund, the Old Mutual Barrow Hanley Value Fund, the Old Mutual Copper Rock International Small Cap Fund, the Old Mutual Focused Fund, the Old Mutual Large Cap Growth Fund, the Old Mutual TS&W Small Cap Value Fund and the Old Mutual TS&W Mid-Cap Value Fund limit both total fund expenses and expenses of each share class, which include 12b-1, blue sky, transfer agency and similar class-level operating fees. The expense limitation arrangements for the other Old Mutual Funds and the Acquiring Funds limit only total annual operating expenses.

The Old Mutual expense limitation arrangement entitles Old Mutual to be reimbursed by an Old Mutual Fund for any management fees Old Mutual waives or Fund expenses that Old Mutual reimburses in any year where the Fund’s operating expenses are below the agreed upon expense limitation and certain other conditions are met, including that the reimbursement is made within three years of such waiver or reimbursement.  The Touchstone expense limitation arrangement contains a similar reimbursement right with respect to the Acquiring Funds.  Touchstone will not be entitled to reimbursement of any amounts waived or reimbursed by Old Mutual on behalf of the Old Mutual Funds.

Comparison of Portfolio Managers

Each Acquiring Fund, except the Acquiring Fund in the Old Mutual Focused Fund Reorganization, will employ the same sub-adviser as the corresponding Old Mutual Fund.  Accordingly, it is anticipated that each such Acquiring Fund will be managed by all or a portion of its corresponding Old Mutual Fund portfolio management team.  As a result, the portfolio holdings of these Funds are not expected to change as a direct result of the Reorganizations. Additional information regarding the experience, employment history and other biographical information of the portfolio managers for these Acquiring Funds is included in Exhibit C to this Joint Proxy/Prospectus.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), a subsidiary of the Western-Southern Mutual Holding Company and an affiliate of Touchstone, will be the sub-adviser of the Acquiring Fund of the Old Mutual Focused Fund.  The Fort Washington portfolio management team led by James Wilhelm will assume portfolio management responsibility for the Acquiring Fund following the closing of the Reorganization.

James Wilhelm, Vice President and Senior Portfolio Manager, joined Fort Washington in 2002 and has investment experience dating back to 1993.  He began as a Senior Equity Analyst in 2002 and then was named Portfolio Manager in 2005.  He became an Assistant Vice President in 2007 and then became Vice President in 2008.

 Prior Performance of Sub-Adviser Managing Accounts that are Substantially Similar to the Touchstone Focused Fund

The Acquiring Funds do not have any operating history or performance information and it is expected that upon completion of each proposed Reorganization, each Acquiring Fund will continue the historical performance information of its corresponding Old Mutual Fund.  Performance information for the Old Mutual Funds can be found in the prospectuses and shareholder reports of those Funds, copies of which can be obtained by contacting Old Mutual.  The cover page of this Proxy Statement/ Prospectus provides contact information for Old Mutual.

The table below shows a comparison of performance information between the Old Mutual Focused Fund and the Touchstone Focused Equity Fund, which is sub-advised by Fort Washington using an investment strategy that is substantially similar as the Touchstone Focused Fund.  You will not receive shares of the Touchstone Focused Equity Fund in the Reorganization.  The performance of the Touchstone Focused Equity Fund is only shown for illustrative purposes and the performance of the Touchstone Focused Equity Fund is not an indication of how the Touchstone Focused Fund will perform.

A fund’s performance is not necessarily an indication of how a fund will perform in the future.  Performance for Class A shares reflects applicable sales charges.

	Average Annual Total Returns as of December 31, 2010
	Old Mutual Focused Fund			Touchstone Focused Equity Fund
	Class A	Class Z	Inst. Class	Class A	Class Y	Inst. Class
Inception date	9/30/2003	2/12/1999	12/20/2006	12/31/2009	12/31/2009	12/31/2009
1 Year	2.95%	9.55%	9.70%	13.82%	21.08%	21.11%
5 Years	2.86%	4.36%	-	-	-	-
10 Years or Since Inception	6.05%	3.55%	0.26%	13.82%	21.08%	21.11%

Shown below are the returns of a Fort Washington composite of similarly managed accounts using the focused equity strategy since October 1, 2007.  The composite includes all of the accounts of Fort Washington that are managed with substantially similar investment policies and techniques as those used to manage the Touchstone Focused Fund.  The composite information is provided to show Fort Washington’s past performance in managing the focused equity strategy, as measured against specified market indices.  Results of the Fort Washington composite and the Acquiring Fund may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the focused equity composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) which, if applicable, may have adversely affected the performance results of the focused equity composite.  The performance is shown net of the advisory fees charged by Fort Washington to accounts included in the composite. Advisory fees are the only fees Fort Washington charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Acquiring Fund. If the Acquiring Fund’s pro forma expenses were reflected, the focused equity composite performance presented would be lower. The focused equity composite’s rate of return includes realized and unrealized gains plus income. Returns from cash and cash equivalents in the focused equity composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The focused equity composite performance information is calculated in accordance with the Global Investment Performance Standards (“GIPS®”) created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

Fort Washington’s Historical Performance Composite
	10/01/2007– 12/31/2007 1	2008	2009	2010
Fort Washington’s Focused Equity Composite (net of fees)	0.21%	(33.40)%	45.39%	21.84%
Russell 3000 Index 2	(3.34)%	(37.31)%	28.34%	16.93%

			1 Year 3	Since Inception (10/01/2007) 3
Fort Washington’s Focused Equity Composite (net of fees)			23.10%	5.54%
Russell 3000 Index 2			16.93%	(2.88)%
____________________________________
1.	Not annualized.

2.
The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

3.	Returns as of December 31, 2010.

Comparison of Investment Advisers, Sub-Advisers and Distributors

Old Mutual Adviser and Distributor.  Old Mutual serves as investment adviser and administrator to the Old Mutual Funds that are series of Old Mutual Funds II, and as investment adviser to the Old Mutual Funds that are series of Old Mutual Funds I (the “OMF I Funds”).   OMCAP Investors, located at 1205 Westlakes Drive, Suite 230, Berwyn, Pennsylvania 19312, provides investment advisory services to the Old Mutual Focused Fund. OMCAP Investors is a division of Old Mutual Capital, and provides investment advisory services pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual Capital.  OMCAP Investors provides portfolio management services to the Old Mutual Focused Fund only.  Old Mutual Fund Services, an affiliate of Old Mutual, serves as administrator to the OMF I Funds.  Old Mutual Investment Partners, an affiliate of Old Mutual, serves as the Old Mutual Funds’ underwriter.  Old Mutual is located at 4643 S. Ulster Street, 7th  Floor, Denver, Colorado 80237 and Old Mutual Investment Partners is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts  02116.  Old Mutual, Old Mutual Fund Services and Old Mutual Investment Partners are indirect, wholly-owned subsidiaries of Old Mutual plc, an international financial services firm based in London, England.  As of August 31, 2011, Old Mutual had approximately $2.1 billion of mutual fund assets under management or supervision.

           Acquiring Funds’ Investment Adviser and Distributor. Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment adviser and administrator to the Acquiring Funds. Touchstone Securities, Inc. (“Touchstone Securities”) serves as the principal underwriter of the shares of the Trust.  The address of Touchstone Securities is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits Touchstone Strategic Trust or Touchstone, under certain conditions, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Acquiring Funds rely on this order and will continue to rely on this order following the Reorganization.  The conditions of the order require that the Acquiring Funds obtain shareholder approval of any sub-advisory agreement with a sub-adviser affiliated with Touchstone Strategic Trust or Touchstone other than by reason of serving as a sub-adviser to one or more Acquiring Funds. Shareholders of an Acquiring Fund will be notified of any changes in its sub-advisory arrangements.

Both Touchstone and Touchstone Securities are indirect, wholly-owned subsidiaries of the Western-Southern Mutual Holding Company.  The address of the Western-Southern Mutual Holding Company is 400 Broadway, Cincinnati, Ohio 45202.  Additional information regarding Touchstone is included in Exhibit C to this Joint Proxy Statement/Prospectus.

Advisory Agreements.  Except as described below, there are no material differences between the terms of the investment advisory agreement between Touchstone and the Acquiring Funds (the “Touchstone Advisory Agreement”) and the terms of the current advisory agreements between Old Mutual and the Old Mutual Funds (the “Old Mutual Advisory Agreements”).  Both Old Mutual and Touchstone are responsible for continuously reviewing, supervising and administering the investment programs of the Funds for which they act as investment adviser and also ensuring compliance with such Funds’ investment policies and guidelines.

Fees. Pursuant to the Old Mutual Advisory Agreements and Touchstone Advisory Agreements, each of Old Mutual and Touchstone, respectively, is entitled to receive a fee with respect to the average daily net assets of the Funds for which they act as investment adviser, which is computed and paid monthly.  Except as set forth in the table below, the advisory fees payable to Old Mutual with respect to the Old Mutual Funds are the same as the advisory fees payable to Touchstone with respect to the corresponding Touchstone Funds.  The advisory fee schedule for each Touchstone Fund is included in Exhibit C of this Joint Proxy Statement/Prospectus.

Old Mutual Funds	Acquiring Funds
Old Mutual Analytic Fund	Touchstone Dynamic Equity Fund
0.85%
0.85% on first $300 million of assets;
0.80% on next $200 million of assets;
0.75% on next $250 million of assets;
0.70% on next $250 million of assets;
0.65% on next $500 million of assets;
0.60% on next $500 million of assets; and
0.55% on assets over $2 billion

Old Mutual Focused Fund	Touchstone Focused Fund
0.75% less than $300 million;
0.70% on $300 million to less than $500 million;
0.65% on $500 million to less than $750 million;
0.60% on $750 million to less than $1.0 billion;
0.55% on $1.0 billion to less than $1.5 billion;
0.50% on $1.5 billion to less than $2.0 billion;
0.45% on $2.0 billion or greater

0.70% on first $100 million of assets; 0.65% on next $400 million of assets; and 0.60% on assets over $500 million
Old Mutual International Equity Fund	Touchstone International Equity Fund
1.000% less than $1 billion 0.975% from $1 billion to $2 billion 0.950% from $2 billion to $3 billion 0.925% greater than $3 billion	0.90% on first $300 million of assets; 0.85% on next $200 million of assets; and 0.80% on assets over $500 million
Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund
0.95% less than $500 million; 0.90% on $500 million to less than $1 billion; 0.85% on $1 billion or greater	0.85% on first $300 million of assets; 0.80% on next $200 million of assets; and 0.75% on assets over $500 million
Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund
1.00% less than $300 million;
0.95% on $300 million to less than $500 million;
0.90% on $500 million to less than $750 million;
0.85% on $750 million to less than $1.0 billion;
0.80% on $1.0 billion to less than $1.5 billion;
0.75% on $1.5 billion to less than $2.0 billion;
0.70% on $2.0 billion or greater

0.95% on first $300 million of assets; 0.90% on next $200 million of assets; and 0.85% on assets over $500 million

Administrative Services.  In addition to providing advisory services to the Old Mutual Funds, Old Mutual provides administrative services to the Old Mutual Funds that are series of Old Mutual Funds II (as shown on Exhibit A to this Proxy Statement/Prospectus), pursuant to the advisory agreement with such Funds (the “Old Mutual Funds II Agreement”).  These administrative services include, among others, overseeing the administration of Old Mutual Fund II’s business and affairs, assisting Old Mutual Funds II in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by Old Mutual Funds II, assisting in developing, reviewing, maintaining and monitoring the effectiveness of Old Mutual Funds II’s accounting policies and procedures, assisting in developing, implementing and monitoring Old Mutual Fund II’s use of automated systems for purchase, sale, redemption and transfer of fund shares and the payment of sales charges and services fees and responding to all inquiries from Old Mutual Fund II shareholders or otherwise answering communications from such shareholders if such inquiries or communications are directed to Old Mutual. The advisory fee received by Old Mutual from Old Mutual Funds II includes compensation for these administrative services.  The Touchstone Advisory Agreement does not include administrative services.  Touchstone provides administrative services to the Touchstone Funds under a separate agreement and receives a separate fee for these services.

Sub-Advisers. Each Old Mutual Fund except the Old Mutual Focused Fund employs a sub-adviser to provide portfolio management services.  The sub-advisers are overseen by Old Mutual and ultimately by the Old Mutual Fund Board.  Each such sub-adviser, with the exception of Ibbotson Associates Advisors, LLC (“Ibbotson”), is an indirect, majority-owned subsidiary of Old Mutual plc, which also owns Old Mutual.  Ibbotson, a Delaware limited liability company located at 22 West Washington Street, Chicago, Illinois 60602, is an indirect, wholly-owned subsidiary of Morningstar, Inc. and is unaffiliated with Old Mutual.  On or about December 31, 2011, Ibbotson will be merged into an affiliated company, Ibbotson Associates, Inc. (“Ibbotson Associates”) in connection with a corporate restructuring of Morningstar subsidiaries and Ibbotson Associates will thereafter serve as sub-adviser.  The table below sets forth the sub-adviser for each Old Mutual Fund except the Old Mutual Focused Fund (each a “Sub-Adviser and collectively, the “Sub-Advisers”).  Each Sub-Adviser will be a sub-adviser to the corresponding Acquiring Fund and will provide substantially the same portfolio management services as it currently provides to the Old Mutual Fund under a new sub-advisory agreement with the Acquiring Fund.  Touchstone and the Acquiring Funds’ board will oversee the Sub-Advisers following the Reorganizations.

OLD MUTUAL FUND	ACQUIRING FUND	SUB-ADVISER
Old Mutual Analytic Fund	Touchstone Dynamic Equity Fund	Analytic Investors, LLC
Old Mutual Asset Allocation Balanced Portfolio	Touchstone Balanced Allocation Fund	Ibbotson Associates Advisors, LLC
Old Mutual Asset Allocation Conservative Portfolio	Touchstone Conservative Allocation Fund	Ibbotson Associates Advisors, LLC
Old Mutual Asset Allocation Growth Portfolio	Touchstone Growth Allocation Fund	Ibbotson Associates Advisors, LLC
Old Mutual Asset Allocation Moderate Growth Portfolio	Touchstone Moderate Growth Allocation Fund	Ibbotson Associates Advisors, LLC
Old Mutual Analytic U.S. Long/Short Fund	Touchstone US Long/Short Fund	Analytic Investors, LLC
Old Mutual Barrow Hanley Value Fund	Touchstone Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC
Old Mutual Copper Rock International Small Cap Fund	Touchstone International Small Cap Fund	Copper Rock Capital Partners, LLC
Old Mutual Focused Fund	Touchstone Focused Fund	None*
Old Mutual International Equity Fund	Touchstone International Equity Fund	Acadian Asset Management LLC
Old Mutual Large Cap Growth Fund	Touchstone Capital Growth Fund	Ashfield Capital Partners, LLC
Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund	Thompson Siegel & Walmsley, LLC
Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund	Thompson Siegel & Walmsley, LLC
Old Mutual Copper Rock Emerging Growth Fund	Touchstone Emerging Growth Fund	Copper Rock Capital Partners, LLC

*The Touchstone Focused Fund will employ Fort Washington as a sub-adviser.

Additional information regarding each sub-adviser is included in Exhibit C to this Joint Proxy Statement/Prospectus.

Sub-advisory Agreements. Except as described below, there are no material differences between the terms of the investment sub-advisory agreements between Touchstone, the Acquiring Funds  and the Sub-Advisers (the “Touchstone sub-advisory agreements”) and the terms of the current sub-advisory agreements between Old Mutual, each Old Mutual Fund except the Old Mutual Focused Fund, and the Sub-Advisers (the “Old Mutual sub-advisory agreements”).

Indemnification. The Touchstone sub-advisory agreements require indemnification of the Touchstone Strategic Trust, Touchstone, and certain affiliates of the Touchstone Strategic Trust or Touchstone by the Sub-Advisers for certain losses arising out of the Sub-Advisers’ material violation of applicable laws or regulations in connection with services provided to the Touchstone Strategic Trust, including violations of the Acquiring Funds’ investment policies or restrictions; or the Sub-Advisers’ willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Touchstone sub-advisory agreements. The Old Mutual sub-advisory agreements do not provide for similar indemnification.

Termination. While the Old Mutual and Touchstone sub-advisory agreements have similar termination provisions, the Touchstone sub-advisory agreements may be terminated at any time, without the payment of any penalty, by the Sub-Advisers on not fewer than sixty days written notice, and the Old Mutual sub-advisory agreements require ninety days written notice.

 Comparison of Other Service Providers

The following table identifies the principal service providers that service the Old Mutual Funds and the Acquiring Funds:

	Old Mutual Funds	Acquiring Funds
Accounting Services/ Administrator:	Old Mutual Capital, Inc. /Old Mutual Fund Services	Touchstone Advisors, Inc.

Sub-Administrator:	The Bank of New York Mellon	BNY Mellon Investment Servicing (US) Inc.

Transfer Agent:	DST Systems, Inc.	BNY Mellon Investment Servicing (US) Inc.

Custodian:	The Bank of New York Mellon	Brown Brothers Harriman & Co.

Auditor:	PricewaterhouseCoopers, LLP	Ernst & Young LLP

Comparison of Share Classes

Each share class of an Old Mutual Fund will be reorganized into a specific share class of the corresponding Acquiring Fund, which are described below and in Exhibit A of this Joint Proxy Statement/Prospectus.  The Old Mutual Funds and the Acquiring Funds each offer multiple share classes.  Each such class offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs.  In addition, some share classes have certain eligibility requirements which must be met to invest in that class of shares.  The share classes offered by the Old Mutual Funds and the corresponding share classes of the Acquiring Funds that Old Mutual Fund shareholders will receive in connection with the Reorganization are as follows:

Old Mutual Funds Share Classes	Acquiring Funds Corresponding Share Classes
Class A	Class A
Class C	Class C
Class Z	Class Y
Institutional Class	Institutional Class

Eligibility requirements.  Class A and Class C shares of the Old Mutual Funds are generally available for purchase by retail investors through select broker-dealers or other financial institutions that are authorized to sell shares of the Funds.  Class Z shares generally may only be purchased through certain authorized financial services firms.  Class Z shares of the Old Mutual Funds are not available to shareholders by direct purchase through the Funds’ transfer agent, with limited exceptions outlined in the Old Mutual Funds’ prospectuses.  Institutional Class shares of the Old Mutual Funds are available for purchase by the following categories of eligible investors and require a minimum initial investment of at least $1 million in a Fund: (i) a bank, trust company, or other type of depository institution purchasing shares for its own account; (ii) an insurance company, registered investment company, endowment, or foundation purchasing shares for its own account; (iii) pension or profit sharing plans or the custodian for such a plan; and (iv) qualified or non-qualified employee benefit plans.  Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund, provided they sign a Letter of Intent committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  If an eligible investor does not invest at least $1 million in the Fund within twelve months, the Fund may convert the investor’s Institutional Class shares to Class Z shares, if available, or if Class Z shares are not available for the Fund, Class A shares at NAV, if available.  The Old Mutual Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  Registered investment companies advised by Old Mutual are not subject to the Institutional Class investment minimums.

Class A and Class C shares of the Acquiring Funds may be purchased directly from Touchstone Securities or through a financial adviser.  Class Y shares of the Acquiring Funds generally may only be purchased through an authorized financial institution that has a selling agreement in place with Touchstone Securities.  Institutional Class shares may be purchased directly from Touchstone Securities or through a financial institution.  Financial institutions may set minimum initial and additional investment requirements, may impose restrictions or may charge you fees for their services.

Additional information about the eligibility requirements to purchase the Old Mutual Funds’ share classes is available in their respective prospectuses and SAIs.  Additional information about the eligibility requirements to purchase the Acquiring Funds’ share classes is available in Exhibit G.

 Comparison of Distribution Arrangements

Old Mutual Funds Distribution Plans and Service Plans

Distribution Plans and Service Plans.  The Old Mutual Funds, with respect to each of their Class A and Class C shares, as applicable, have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Old Mutual Distribution Plans”) and service plans (the “Old Mutual Service Plans”).  The Old Mutual TS&W Mid-Cap Value Fund adopted its service plan pursuant to Rule 12b-1.  Class Z and Institutional Class shares of the Old Mutual Funds have not adopted distribution plans or service plans.

Pursuant to the Old Mutual Distribution Plans for Class A and Class C shares, the Old Mutual Funds will pay to Old Mutual Investment Partners a monthly fee at an annual aggregate rate not to exceed 0.25% of average net assets attributable to Class A shares of each Fund, as applicable, as determined at the close of each business day during the month, and at the annual rate of up to 0.75% of the average net assets attributable to Class C shares of each Fund, as applicable, as determined at the close of each business day during the month.  Currently, Class A shares do not pay distribution fees under the Old Mutual Distribution Plans.  Pursuant to the Old Mutual Service Plans for Class A and Class C shares, the Old Mutual Funds will pay to Old Mutual Investment Partners or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average NAV of the Class A shares and Class C shares of each Fund, as applicable, as determined at the close of each business day during the month.

Amounts paid pursuant to the Old Mutual Distribution Plans are to compensate Old Mutual Investment Partners for services provided and expenses incurred by it in connection with the offering and sale of Class A and Class C shares.  Amounts paid pursuant to the Old Mutual Service Plans are to compensate Old Mutual Investment Partners and brokers, dealers, financial institutions, 401(k) plan service providers and similar financial intermediaries for the provision of personal service to shareholders and/or the maintenance of shareholder accounts.  Each of the Old Mutual Distribution Plans and Old Mutual Service Plans are compensation plans, which means that they compensate Old Mutual Investment Partners or the third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Acquiring Funds’ Distribution Plans and Shareholder Services Plans

The Acquiring Funds have adopted distribution and shareholder service plans pursuant to Rule 12b-1 under the 1940 Act with respect to each of their Class A and Class C shares.  Class Y and Institutional Class shares of the Acquiring Funds have not adopted distribution and shareholder services plans.

The plans allow each Acquiring Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Acquiring Funds’ Class A plan, the Acquiring Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Acquiring Funds’ Class C plan, the Acquiring Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Under the plans, Touchstone Securities is compensated in the amounts described in the preceding paragraph regardless of its expenses.  In connection with the distribution of Shares, Touchstone Securities may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and Touchstone Securities’ affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.  In addition, Touchstone Securities may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by Touchstone Securities and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

 Comparison of Initial Sales Charges, Reductions and Waivers

           You can buy Class A shares of the Old Mutual Funds or Class A shares of the Acquiring Funds at the offering price, which is the NAV plus an initial sales charge.  Although Class A shares of an Old Mutual Fund or an Acquiring Fund may be purchased without an initial sales charge for purchases of $1,000,000 or more, redemptions of Class A shares purchased at NAV may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the redemption is made within twelve months of purchase.  With respect to the Acquiring Funds, the CDSC will be paid to Touchstone Securities and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Acquiring Funds held for at least one year will not be subject to the CDSC.

With respect to the Old Mutual Funds, the charge will be assessed on the lesser of the value of the shares’ NAV at the time of their original purchase or the time of redemption, net of reinvested dividends and capital gains distributions.  In determining whether to charge a CDSC, Class A shares of both the Old Mutual Funds and the Acquiring Funds are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there are no CDSCs first and, then, shares in the order of their purchase.  For Class A shares of the Acquiring Funds, the 1.00% CDSC only applies if a commission was paid by Touchstone Securities to a participating unaffiliated broker dealer.  Similarly, for Class A shares of the Old Mutual Funds, where the redeeming investor’s dealer of record, due to the nature of the investor’s account, notifies Old Mutual Investment Partners prior to the time of investment that the dealer waives the payments otherwise payable to the dealer, the 1.00% CDSC will be waived.  CDSCs on Class A shares may be waived in additional circumstances.  Please see the Old Mutual Funds’ prospectuses and SAIs for additional information about their sales charges, redemptions and waivers.  Additional information about the Acquiring Funds’ sales charges, redemptions and waivers is available in Exhibit G and in the SAI relating to this Joint Proxy Statement/Prospectus.

The following tables compare the initial sales charge schedules of the Old Mutual Funds and the Acquiring Funds.  You will not pay an initial sales charge and you will not be charged a CDSC of 1.00% (if applicable) on Acquiring Fund shares that you receive in connection with the Reorganization.  However, the Acquiring Fund initial sales charges will apply to any Class A shares of an Acquiring Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge.

Old Mutual Fund(s)		Acquiring Fund(s)
Purchase Amount	As a % of Offering Price	Purchase Amount	As a % of Offering Price
Less than $50,000	5.75%	Less than $50,000	5.75%
$50,000 but less than $100,000	4.75	$50,000 but less than $100,000	4.50
$100,000 but less than $250,000	3.50	$100,000 but less than $250,000	3.50
$250,000 but less than $500,000	2.50	$250,000 but less than $500,000	2.95
$500,000 but less than $1,000,000	2.00	$500,000 but less than $1,000,000	2.25
$1,000,000 or more	0.00	$1,000,000 or more	0.00

Reductions or Waivers of Initial Sales Charges

The Old Mutual Funds and Acquiring Funds both offer reductions and waivers of the initial sales charge on Class A shares to certain eligible investors or under certain circumstances, which are similar between the Old Mutual Funds and the Acquiring Funds.  Although similar, it is possible that Old Mutual Fund shareholders who were eligible for sales charge reductions or waivers may not be eligible for such waivers on future purchases of the Acquiring Funds.  The prospectuses of the Old Mutual Funds that you own include information on purchasing Class A shares of your Old Mutual Funds with a reduced initial sales charge or without an initial sales charge.  Exhibit G includes information on the initial sales charge reductions and waivers offered by the Acquiring Funds that correspond to the Old Mutual Funds which you own.

Contingent Deferred Sales Charges, Reductions and Waivers.

Class C Shares

You can buy Class C shares of the Old Mutual Funds and Class C shares of the Acquiring Funds at the offering price, which is the NAV, without an initial sales charge.  The CDSCs for Class C shares of an Old Mutual Fund and the corresponding Class C shares of each Acquiring Fund are identical.  If you sell (redeem) your Class C shares within one year of purchase, you will have to pay a CDSC of 1.00% based on the lesser of your shares’ NAV at the time of their original purchase or current market value, net of reinvested dividends and capital gain distributions.   Class C shares of the Old Mutual Funds and the Acquiring Funds are generally not available for purchases of $1 million or more.  In determining whether to charge a CDSC, Class C shares of both the Old Mutual Funds and the Acquiring Funds are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there are no CDSCs first and, then, shares in the order of their purchase.  If you own Class C shares of an Old Mutual Fund, the Acquiring Fund Class C shares that you receive in connection with the Reorganization will be deemed to have been purchased on the date that you purchased your Class C Old Mutual Fund shares for purposes of calculating whether any CDSC is owed upon the sale of such shares.

CDSC Waivers for Class C Shares

You may qualify for a CDSC waiver.  Please see the Old Mutual Funds’ prospectuses and SAIs for information on the Old Mutual Funds’ Class C shares CDSC waivers.

Class C shares of the Acquiring Funds that are otherwise subject to a CDSC will not be charged a CDSC in the following circumstances:

•	The redemption is due to the death or post-purchase disability of a shareholder;

•	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

•	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution; or

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 ½.

Class C shares of the Old Mutual Funds and the Acquiring Funds acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

Class Y, Class Z and Institutional Class Shares

Class Z and Institutional Class shares of the Old Mutual Funds are not subject to an initial sales charge or a CDSC.  Class Y and Institutional Class shares of the Acquiring Funds are not subject to an initial sales charge or a CDSC.

Comparison of Purchase and Redemption Procedures

Purchase Procedures.  The Old Mutual Funds and the Acquiring Funds each offer shares through their respective distributor on a continuous basis.  Class A and Class C shares of the Old Mutual Funds may be purchased through authorized broker-dealers or other financial intermediaries.  Class Z shares of the Old Mutual Funds generally may only be purchased through certain authorized financial services firms.  Class Z shares of the Old Mutual Funds are not available to shareholders by direct purchase through the Funds’ transfer agent, with limited exceptions outlined in the Old Mutual Funds’ prospectuses.  Institutional Class shares of the Old Mutual Funds may be purchased through financial institutions authorized to sell shares of the Funds or through the Funds’ transfer agent.

Class A and Class C shares of the Acquiring Funds may be purchased directly from Touchstone Securities or through a financial adviser.  Class Y shares of the Acquiring Funds generally may only be purchased through an authorized financial institution that has a selling agreement in place with Touchstone Securities.  Institutional Class shares may be purchased directly from Touchstone Securities or through a financial institution.  Financial institutions may set minimum initial and additional investment requirements, may impose restrictions or may charge you fees for their services.  The purchase price of each share of the Old Mutual Funds and the Acquiring Funds is the NAV next determined after the order is received in good order by the Old Mutual Fund or Acquiring Fund or their respective agent.

Additional information regarding the purchase procedures of the Old Mutual Funds is available in their respective prospectuses.  Additional information regarding the purchase procedures of the Acquiring Funds is available in Exhibit G.

Investment Minimums.  The Old Mutual Funds have established minimum investment amounts for Class A, Class C, Class Z and Institutional Class shares.  The Acquiring Funds have also established minimum investment amounts for Class A, Class C, Class Y and Institutional Class shares.  These investment minimums required to purchase Class A, Class C, Class Y and Institutional Class shares of the Acquiring Funds will be waived in connection with the Reorganizations for any Old Mutual Fund shareholder whose account balance is less than the required minimum.  The following chart shows the investment minimums for the Old Mutual Funds and Acquiring Funds:

Old Mutual Funds Class A and Class C Shares			Acquiring Funds Class A and Class C Shares
	Initial Investment	Additional Investment		Initial Investment	Additional Investment
Regular Accounts	$2,500	No minimum	Regular Accounts	$2,500	$50
Uniform Gifts/Transfer to Minor Accounts	$500	No minimum	Uniform Gifts/Transfer to Minor Accounts	$1,000	$50
Traditional IRAs	$2,000	No minimum	Retirement Accounts	$1,000	$50
Roth IRAs	$2,000	No minimum	Automatic Investment Plans	$100	$50
Coverdell Education Savings Accounts	$500	No minimum
Systematic Investment Plans I (“SIP I”)1	$500	$25
Systematic Investment Plans II (“SIP II”)2	No minimum	$50

Old Mutual Funds Class Z Shares			Acquiring Funds Class Y Shares
	Initial Investment	Additional Investment		Initial Investment	Additional Investment
Regular Accounts	$2,500	No minimum	Regular Accounts	$2,500	$50
Uniform Gifts/Transfer to Minor Accounts	$500	No minimum	Uniform Gifts/Transfer to Minor Accounts	$1,000	$50
Traditional IRAs	$2,000	No minimum	Retirement Accounts	$1,000	$50
Roth IRAs	$2,000	No minimum	Automatic Investment Plans	$100	$50
Coverdell Education Savings Accounts	$500	No minimum
Systematic Investment Plans I (“SIP I”)1	$500	$25
Systematic Investment Plans II (“SIP II”) 2	No minimum	$50

Old Mutual Funds Institutional Class		Acquiring Funds Institutional Class
Initial Investment	Additional Investment	Initial Investment	Additional Investment
$1 million 3, 4	No minimum	$500,000	$50

1	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

2	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

3
Eligible investors may purchase Institutional Class shares of an Old Mutual Fund with a minimum initial investment of $100,000 in a Fund, provided they sign a Letter of Intent committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  If an eligible investor does not invest at least $1 million in the Fund within twelve months, the Fund may convert the investor’s Institutional Class shares to Class Z shares, if available, or if Class Z shares are not available for the Fund, Class A shares.

4	Registered investment companies advised by Old Mutual are not subject to the Old Mutual Funds’ Institutional Class investment minimums.

Redemption Procedures.  Shareholders of the Old Mutual Funds may redeem shares by contacting the broker-dealer or other financial institution at which the shareholder maintains an account.  Shareholders of Old Mutual Funds may redeem shares by telephone, by mail, by wire, by ACH, through a systematic withdrawal plan, or via the Internet.  Shareholders of the Acquiring Funds may redeem their shares through Touchstone Securities by telephone, by mail, by wire or through a systematic withdrawal plan.  Alternatively, shareholders of the Acquiring Funds may redeem their shares through their financial adviser, financial institution or authorized processing organization.

Generally, both the Old Mutual Funds and the Acquiring Funds forward redemption proceeds as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check or by ACH, as applicable, will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

The Old Mutual Funds may impose an annual $12.00 minimum account balance charge if the value of a shareholder’s account drops below $1,000. This fee does not apply to systematic investment plans or shareholders who consent to receive account statements and regulatory filings electronically. The shareholder will be allowed at least 60 days, after notice from the Old Mutual Funds, to make an additional investment to bring the account value up to at least $1,000 before the annual $12.00 minimum account fee is charged. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000. For non-retirement accounts, if the value of a shareholder’s investment in a Fund falls below $500, the Old Mutual Funds may redeem the shares in the account and mail the proceeds to the shareholder. The shareholder will be provided 60 days’ prior notice of such redemption; the shares will not be redeemed if the shareholder purchases additional shares during the notice period to bring the account balance to at least $500.

For shares of the Acquiring Funds held directly through Touchstone Securities, if a shareholder’s balance falls below the minimum amount required for the account, based on actual amounts invested (as opposed to a reduction from market changes), the account may be subject to an annual account maintenance fee or Touchstone Securities may sell the shares in the account and send the proceeds to the shareholder.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act. Touchstone Securities will notify a shareholder if shares are about to be sold and the shareholder will have 30 days to increase the account balance to the minimum amount.

Redemption Fees. The Old Mutual Funds charge a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming or exchanging shares within ten days of purchase.  In determining how long shares of a Fund have been held, Old Mutual assumes that shares held by the investor for the longest period of time will be sold first.  The stated purpose of the redemption fee is to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of a Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses a Fund incurs because of the redemption or exchange.  For certain transactions listed in the Old Mutual Funds’ prospectuses the redemption fee is waived.  The Fund will retain the redemption fee for the benefit of non-redeeming shareholders.  The Acquiring Funds, in contrast, do not charge a similar redemption or exchange fee.

Additional information relating to redemption fees of the Old Mutual Funds is available in their respective prospectuses.

Comparison of Exchange Privileges

Old Mutual Funds Exchange Privileges:  Shares of an Old Mutual Fund may generally be exchanged for shares of the same class of other Old Mutual Funds that offer such class of shares.  In addition, Class Z shares of an Old Mutual Fund may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.  Class A shares, purchased at NAV, may be exchanged for Class Z shares of the same Fund, subject to the investment qualifications and minimums of Class Z shares.  Generally, a shareholder will not pay an initial sales charge upon the exchange of Class A shares.  However, the shareholder may be required to pay an initial sales charge when exchanging Class A shares from an Old Mutual Fund with no initial sales charge or a lower initial sales charge than the Old Mutual Fund into which the shareholder is exchanging.  If a shareholder exchanges into an Old Mutual Fund whose shares are subject to a CDSC, the Fund will calculate the holding period on the date of the shareholder’s original purchase and not the date of exchange.  The minimum investment requirements and redemption fees, as stated above, also apply to exchanges.

To deter excessive short term trading activity by shareholders of an Old Mutual Fund, shareholders of the Old Mutual Funds are generally limited to four exchanges out of an Old Mutual Fund per calendar year.  The Funds’ exchange limits and excessive trading policies do not apply to certain transactions.  The Old Mutual Funds reserve the right to reject or limit any order to purchase shares through exchange when they believe it is in the best interests of such Fund.  A further description of the Old Mutual Funds’ policies related to deterring excessive short-term trading activity can be found in their respective prospectuses.

Shareholders of an Old Mutual Fund seeking to exchange their shares are subject to the exchange policies of the Old Mutual Fund into which they are seeking to exchange.  In addition, the Old Mutual Fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees (including 12b-1 fees) and other features of which shareholders should be aware before making an exchange. Additional information regarding the Old Mutual Funds, including their exchange privileges, is available in their respective prospectuses.  The cover page of this Joint Proxy Statement/Prospectus explains how you can obtain a copy of each prospectus.

Acquiring Fund Exchange Privileges:  Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class.  Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.  Class Y shares and Institutional shares are exchangeable with other Class Y and Institutional share classes respectively, as long as applicable investment minimums and the proper selling agreement requirements are met.  No exchange fees will be charged upon an exchange between Touchstone Funds.  Shares otherwise subject to a CDSC will not be charged a CDSC in the exchange.  However, when a shareholder redeems the shares acquired through an exchange, the shares redeemed may be subject to a CDSC, depending on when the shareholder originally purchased the exchanged shares.  For purposes of computing a CDSC, the length of time the shareholder has owned the shares will be measured from the date of original purchase and will not be affected by any exchange.  If a shareholder exchanges Class C shares for Class A shares of any Touchstone money market fund, the amount of time the shareholder held shares of the money market fund will not be added to the holding period of the original shares for the purpose of calculating the CDSC, if the exchanged shares are later redeemed.  However, if the shareholder exchanges back into the original Class C shares, the prior holding period of the Class C shares will be added to the shareholder’s current holding period of Class C shares in calculating the CDSC.  If a shareholder purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and the shareholder exchanges all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time the shareholder held shares of the money market fund will not be added to the holding period of the original shares for the purpose of calculating the CDSC, if the shareholder later redeems the exchanged shares. However if the shares are exchanged back into Class A shares, the prior holding period of the Class A shares will be added to the shareholder’s current holding period of Class A shares in calculating the CDSC.

To deter excessive short term trading activity by shareholders of an Acquiring Fund, the Acquiring Funds may restrict or suspend a shareholder’s exchange privileges if the shareholder has: (i) requested an exchange or redemption out of any of the Touchstone Funds within two weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than two "round-trip" exchanges within a rolling 90 day period.  The Acquiring Funds reserve the right to reject or limit any order to purchase shares through exchange when they believe it is in the best interests of such Fund.  A further description of the Acquiring Funds’ policies related to deterring excessive short-term trading activity can be found in Exhibit G.

Shareholders of an Acquiring Fund seeking to exchange their shares are subject to the exchange policies of the Acquiring Fund into which they are seeking to exchange.  In addition, the Touchstone Fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees (including 12b-1 fees) and other features of which shareholders should be aware before making an exchange. Additional information regarding the Acquiring Funds, including their exchange privileges, is available in Exhibit G.

 Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies.  Each Old Mutual Fund and its corresponding Acquiring Fund have the same policies regarding the payment of dividends and distributions.  Each Old Mutual Fund, except the Old Mutual Barrow Hanley Value Fund, the Old Mutual Asset Allocation Balanced Portfolio and Old Mutual Asset Allocation Conservative Portfolio, and their corresponding Acquiring Funds pay dividends from net investment income at least annually, if available.  The Old Mutual Barrow Hanley Value Fund and its corresponding Acquiring Fund pay dividends from net investment income on a semi-annual basis, if available. The Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Conservative Portfolio, and their corresponding Acquiring Funds pay dividends from net investment income quarterly, if available.  All of the Old Mutual Funds and Acquiring Funds make distributions from net realized capital gains at least annually, if available.

Additional information regarding the dividend and distribution policies of the Old Mutual Funds is available in their respective prospectuses.  Additional information regarding the dividend and distribution policies of the Acquiring Funds is available in Exhibit G.

Fiscal Years.  It is anticipated that certain of the Acquiring Funds may change their fiscal year end following the consummation of the Reorganization to avoid administrative and accounting complexities. As a result, the Acquiring Funds may deliver annual and semi-annual shareholder reports and updated prospectuses at a different time of the year than the Old Mutual Funds delivered this information.

 Comparison of Business Structures, Shareholder Rights and Applicable Law

Each Old Mutual Fund is a series of a Delaware statutory trust, and each Acquiring Fund is a series of Touchstone Strategic Trust, a Massachusetts business trust. Described below are material differences between the state laws and instruments governing the Old Mutual Funds and those governing the Acquiring Funds.  The following is a discussion of certain important provisions of the governing instruments and governing laws of each Old Mutual Fund and its corresponding Acquiring Fund, but is not a complete description thereof. Further information about each Old Mutual Fund’s governance structure is contained in the respective Old Mutual Fund’s SAI and its governing documents, which are both on file with the SEC.  Further information about each Acquiring Fund’s governance structure is contained in the SAI to this Joint Proxy Statement/Prospectus and its governing documents on file with the SEC.  Shareholders should refer to the provisions of such governing documents directly for more complete information.

Shares. When issued and paid for in accordance with the prospectus, shares of both an Old Mutual Fund and the corresponding Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both an Old Mutual Fund and the corresponding Acquiring Fund represents an equal interest in such Fund. Shares of each Fund are entitled to receive its pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash or in additional Fund shares. In any liquidation of an Old Mutual Fund or an Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Organization and Governing Law. The Old Mutual Funds are organized as series of two Delaware statutory trusts pursuant to the Delaware Statutory Trust Act.  The Touchstone Strategic Trust is organized as a Massachusetts business trust pursuant to applicable laws of the Commonwealth of Massachusetts.  Each Fund is governed by its Declaration of Trust (a “Declaration”) and its By-Laws, both as amended, restated or supplemented from time to time, and its business and affairs are managed under the supervision of its Board of Trustees.

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  The Old Mutual Funds are not required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act, or their respective Declarations or By-Laws. The Acquiring Funds are also not required to hold annual shareholders’ meeting under their governing instruments.

The governing instruments of the Old Mutual Funds generally provide that special meetings of shareholders may be called for any purpose at any time by a majority of the Trustees. The governing instruments of the Acquiring Funds generally provide that a meeting of shareholders may be called for any necessary or desirable purpose from time to time by the Trustees. In addition, the governing instruments of the Acquiring Funds provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of shareholders owning at least 10% or more of Touchstone Strategic Trust’s outstanding shares.

Submission of Shareholder Proposals.  The Acquiring Funds do not have provisions in their governing instruments requiring that a shareholder provide notice to the Acquiring Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to all of the Funds, require that certain conditions be met to present any proposals at shareholder meetings, as described below under “Shareholder Proposals.” The By-Laws of the Old Mutual Funds require that certain conditions be met to present any shareholder proposals at a meeting of shareholders, including that notice be given to the Fund in advance of the shareholder meeting.

Quorum.  For each Old Mutual Fund, a quorum will exist if shareholders of one-third of the outstanding shares entitled to vote of each Fund are present at the meeting in person or by proxy.  For the Acquiring Funds, except when a larger quorum is required by applicable law, a majority of the shares entitled to vote constitute a quorum at a shareholder's meeting.  Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present.

Number of Votes.   The governing instruments of Old Mutual Funds II provide that each shareholder is entitled to one vote for each dollar (and each fractional dollar thereof) of NAV for each share that they hold. The governing instruments of Old Mutual Funds I and the Acquiring Funds provide that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold. Neither the Old Mutual Funds’ governing instruments nor the Acquiring Funds’ governing instruments provide for cumulative voting.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of all Funds are entitled to vote for the election and the removal of Trustees. For all Funds, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  For all Funds, any trustee may be removed by a vote of two-thirds of the outstanding shares of such Trust.

Amendment of Governing Instruments.  Generally, the Trustees of each Fund have the right to amend, from time to time, the Declaration and By-Laws for the Funds. Shareholders of the Old Mutual Funds have the right to vote on any amendments to the Declaration that would amend their voting powers. Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.  In addition, shareholders of the Old Mutual Funds also have the right to vote on any amendments to the Declaration that would reduce their rights to indemnification as shareholders. Any such amendment requires the vote of two-thirds of the outstanding shares entitled to vote. For the Acquiring Funds, any amendments to the Declaration must be approved by shareholders (other than certain amendments to establish and designate a new series and certain other changes, including curing inconsistencies within the governing instruments or with applicable law). Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.  In addition, any amendments to the Declaration of the Acquiring Funds that would reduce shareholder rights to indemnification require the express consent of each shareholder involved.

Mergers and Reorganizations.  The governing instruments of the Old Mutual Funds provide that a merger, consolidation or other reorganization of such Old Mutual Funds (other than primarily for the purpose of changing domicile or form of organization) requires the approval of the holders of a majority of the shares cast. The Declaration of the Acquiring Funds provides that a sale, conveyance or transfer of an Acquiring Fund only requires the approval of the Trustees and not shareholders unless required by the 1940 Act.  Any such shareholder approval requires the affirmative vote of the holders of a majority of the outstanding shares of such Fund.

Liquidation of a Fund.  The governing instruments of the Old Mutual Funds provide that a liquidation of such Old Mutual Funds (other than primarily for the purpose of changing domicile or form of organization) requires the approval of the holders of a majority of the shares cast. The Acquiring Funds may be liquidated by the Trustees without shareholder approval.

Indemnification.  The governing instruments of the Old Mutual Funds generally require the Funds to indemnify each of its Trustees, officers, employees and agents (“Covered Persons”) against all liabilities and expenses incurred by such Covered Person in connection with any proceeding to which such person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person, except with respect to any matter as to which it has been determined that (i) such Covered Person did not act in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the applicable Old Mutual Fund; (ii) the liability arose from such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disqualifying Conduct”); or (iii) for a criminal proceeding, such Covered Person had reasonable cause to believe that his or her conduct was unlawful.

The Declaration of the Acquiring Funds generally provides for the indemnification of each of its Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the applicable Acquiring Fund, except with respect to any matter arising from his or her own Disqualifying Conduct. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, including under any liability insurance policy.

 Terms of the Reorganization

The terms and conditions under which each Reorganization may be consummated are set forth in the Agreement.  Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit H to this Joint Proxy Statement/Prospectus.

With respect to each Reorganization, if shareholders of the Old Mutual Fund approve the Agreement and other closing conditions are satisfied, the assets of the Old Mutual Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of liabilities of the Old Mutual Fund and delivery by the Acquiring Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate NAV equal to the value of the net assets of the Old Mutual Fund so transferred to the Old Mutual Fund which, in turn, will be delivered to the holders of the issued and outstanding shares of the Old Mutual Fund, all determined and adjusted as provided in the Agreement.  The value of your account with an Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Old Mutual Fund immediately prior to the Reorganization.

The class or classes of Acquiring Fund shares that you will receive in connection with the Reorganization will depend on the class or classes of Old Mutual Fund shares that you hold.  The share classes that will be issued by the Acquiring Funds to the holders of the various share classes of the Old Mutual Funds are described under the “Comparison of Share Classes and Distribution Arrangements” section and on Exhibit A of this Joint Proxy Statement/Prospectus.

Each Old Mutual Fund and Acquiring Fund has made representations and warranties in the form of Agreement that are customary in matters such as the Reorganizations.

If shareholders approve the Reorganizations and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganizations (the “Closing”) is expected to occur in the second quarter of 2012.  The consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization.  As a result, the Reorganizations may close at different times if, for example, shareholders of one or more Old Mutual Funds have not approved their respective Reorganizations at the time of the closing of the Transaction.  In addition, the parties may choose to delay the consummation of a Reorganization that shareholders have approved so that all or substantially all of the Reorganizations are consummated at the same time.

For a description of the vote required to approve the Agreement, see “Vote Necessary to Approve the Agreement” section of this Joint Proxy Statement/Prospectus.  Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Old Mutual Fund will be cancelled in accordance with its governing documents and applicable law.

One of the principal conditions to Closing is that the Transaction has been consummated.  The Transaction is governed by a separate transaction agreement, which requires that a certain number of Old Mutual Funds and other funds on the Old Mutual fund platform (collectively, the “Transferring Old Mutual Funds”) approve the reorganization onto the Touchstone mutual fund platform and that the aggregate assets of the Transferring Old Mutual Funds equal or exceed a specified minimum amount.  If both conditions are not met, then Touchstone is not obligated to close the Transaction, and absent a waiver from Touchstone, none of the Reorganizations would be consummated.  In that event, the Old Mutual Fund Board will consider other possible courses of action for the Old Mutual Funds.

The obligations of each Acquiring Fund and Old Mutual Fund are subject to other conditions, including the following conditions:

•
Acquiring Fund Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”) shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•	the shareholders of the Old Mutual Fund shall have approved the Agreement;

•	the Acquiring Fund and Old Mutual Fund have each delivered an officer’s certificate certifying that all representations and warranties set forth in the Agreement have been satisfied; and

•
the Acquiring Fund and Old Mutual Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Old Mutual Fund or its shareholders or  the Acquiring Fund.

If shareholders of an Old Mutual Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Old Mutual Fund Board will consider what additional action to take.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Fund Board would need to seek a new investment adviser for the Old Mutual Fund, unless the Fund was otherwise reorganized, merged or liquidated.

The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the Closing does not occur on or before June 29, 2012 or if one or more of the parties shall have materially breached its obligations under the Agreement.  The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Touchstone and Old Mutual have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated in the Transaction. Touchstone and Old Mutual have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The Acquiring Fund Board of Trustees currently satisfies such 75% requirement. Touchstone and Old Mutual have agreed to refrain from acting in a manner that would prevent the 75% requirement from being met for the three-year period following the close of the Transaction.

 Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the shares, that are applicable to you as an Old Mutual Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganizations.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Old Mutual Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Old Mutual Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of each of the other Reorganizations, each of the Old Mutual Funds and the Acquiring Funds will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization, although not free from doubt:

1.  The acquisition by the Acquiring Fund of all of the assets of the Old Mutual Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Old Mutual Fund and issuance of the Acquiring Fund shares, followed by the distribution of such Acquiring Fund shares by the Old Mutual Fund in liquidation to the shareholders of the Old Mutual Fund in exchange for their Old Mutual Fund shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Old Mutual Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2  Under Code Section 361, no gain or loss will be recognized by the Old Mutual Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Old Mutual Fund or (ii) upon the distribution of the Acquiring Fund shares by the Old Mutual Fund to its shareholders in liquidation, as contemplated in the Agreement.

3  Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Old Mutual Fund solely in exchange for the assumption of the liabilities of the Old Mutual Fund and issuance of the Acquiring Fund shares as contemplated in the Agreement.

4.  Under Code Section 362(b), the tax basis of the assets of the Old Mutual Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Old Mutual Fund immediately prior to the Reorganization.

5.  Under Code Section 1223(2), the holding periods of the assets of the Old Mutual Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Old Mutual Fund.

6.  Under Code Section 354, no gain or loss will be recognized by the Old Mutual Fund shareholders upon the exchange of all of their Old Mutual Fund shares solely for the Acquiring Fund shares in the Reorganization.

7.  Under Code Section 358, the aggregate tax basis of the Acquiring Fund shares to be received by each Old Mutual Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Old Mutual Fund shares exchanged therefor.

8.  Under Code Section 1223(1), an Old Mutual Fund shareholder’s holding period for the Acquiring Fund shares to be received will include the period during which the Old Mutual Fund shares exchanged therefor were held, provided that the shareholder held the Old Mutual Fund shares as a capital asset on the date of the Reorganization.

Pepper Hamilton LLP will express no opinion as to (1) the effect of the Reorganization on (A) the Old Mutual Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Old Mutual Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Old Mutual Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private letter ruling has been or will be sought from the IRS with respect to the federal income tax consequences of the Reorganizations.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Old Mutual Fund would recognize gain or loss on the transfer of its assets to its corresponding Acquiring Fund and each shareholder of the Old Mutual Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Old Mutual Fund shares and the fair market value of the shares of the Acquiring Fund it receives.  The failure of one Reorganization to qualify as a tax-free reorganization would not adversely affect any other Reorganization.

Upon filing its first federal tax return, each Acquiring Fund intends to elect to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Old Mutual Funds and their shareholders.

General Limitation on Capital Losses.  Capital losses realized by a fund in taxable years beginning before December 22, 2010 can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the closing of the Reorganization an Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of its corresponding Old Mutual Fund as a result of the Reorganization.  However, the capital losses of the Acquiring Fund, as the successor in interest to its corresponding Old Mutual Fund, may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

In addition, if an Acquiring Fund changes its fiscal year end following the consummation of a Reorganization, the short taxable year resulting from such a change in fiscal year is counted as one full year for purposes of the eight year carryforward period for capital losses. This may cause the capital loss carryovers, if any, of the Acquiring Fund to expire earlier than they otherwise would.

As of March 31, 2011, each of the following Acquired Funds had capital loss carryforwards expiring in the year set forth below.

Acquired Fund	Capital Loss Carryforwards	Expiration Date
Old Mutual Analytic U.S. Long/Short Fund	$4,226,000 $19,658,000 $41,341,000	2016 2017 2018
Old Mutual Barrow Hanley Value Fund	$2,585,000 $16,647,000 $3,501,000	2017 2018 2019
Old Mutual Copper Rock International Small Cap Fund	$ 33,443,000 $4,523,000 $4,884,000	2016 2017 2018
Old Mutual Focused Fund	$806,931,000 $312,740,000 $24,381,000 $67,565,000	2012 2013 2016 2017
Old Mutual Large Cap Growth Fund	$105,397,000 $15,864,000 $21,126,000 $14,496,000	2012 2016 2017 2018
Old Mutual TS&W Small Cap Value Fund	$4,727,000	2016
Old Mutual TS&W Mid-Cap Value Fund	$5,975,000 $3,998,000 $13,663,000	2016 2017 2018

Of the capital loss carryforwards attributable to the Old Mutual Focused Fund, Old Mutual Large Cap Growth Fund, Old Mutual Copper Rock International Small Cap Fund (f/k/a Old Mutual Small Strategic Small Company Fund), Old Mutual TS&W Mid-Cap Value Fund and Old Mutual TS&W Small Cap Value Fund, the foregoing capital loss carryovers may be limited as a result of reorganizations completed after the close of business on March 27, 2009 and December 4, 2009.  The annual report dated March 31, 2011 for these Old Mutual Funds contains additional details about these limitations.

As of July 31, 2011, each of the following Acquired Funds had the following capital loss carryovers.

Acquired Fund	Capital Loss Carryforwards	Expiration Date
Old Mutual Asset Allocation Balanced Portfolio	$1,664,000 $19,063,000 $4,802,000	2017 2018 2019
Old Mutual Asset Allocation Conservative Portfolio	$2,719,000 $308,000	2018 2019
Old Mutual Asset Allocation Growth Portfolio	$5,175,000 $21,602,000 $10,664,000	2017 2018 2019
Old Mutual Asset Allocation Moderate Growth Portfolio	$5,460,000 $27,787,000 $9,128,000	2017 2018 2019
Old Mutual Analytic Fund	$43,374,000 $31,726,000 $77,478,000	2016 2017 2018
Old Mutual International Equity Fund	$21,072,000 $22,280,000	2017 2018
Old Mutual Copper Rock Emerging Growth Fund	$5,749,000 $615,000	2017 2018

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization.

You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances including the applicability and effect of possible changes in any applicable tax laws.

BOARD CONSIDERATIONS

           At multiple in-person and telephonic meetings held throughout 2011, the Old Mutual Fund Board discussed and ultimately approved the Reorganizations. At these meetings, the Old Mutual Fund Board considered information provided by Old Mutual and Touchstone regarding, among other things: Touchstone’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management oversight and compliance practices and capabilities; and legal and regulatory matters.  With respect to the Old Mutual Focused Fund, the Old Mutual Fund Board also considered the investment capabilities and track record of Fort Washington and its portfolio management team that would sub-advise the corresponding Acquiring Fund.  Emphasis during these meetings focused on Touchstone being a complementary investment adviser that utilizes a manager of managers structure to employ institutional quality investment talent for its funds.  The parties discussed Touchstone’s financial resources as an affiliate of a large financial services company and its depth in resources, diversification of products, distribution strategy and capabilities, performance and experience.

The parties discussed the benefits of aligning the Old Mutual Funds together with other funds currently advised by Touchstone towards using a single, common operating platform. The Old Mutual Fund Board considered that as part of the Reorganizations, Touchstone and its affiliates would provide Old Mutual Fund shareholders with administrative and client servicing services that are currently provided by Old Mutual and its affiliates.

The parties discussed the challenges of moving the Old Mutual Funds on to the Touchstone operating platform, with particular emphasis on ensuring that portfolio management operations properly migrate to Touchstone as part of the Reorganizations, to ensure uninterrupted services for shareholders and the opportunity for the Old Mutual Funds to potentially recognize savings from economies of scale when such savings occur.  The Board discussed with Old Mutual and Touchstone the Reorganization and its foreseeable short- and long-term effects on the Old Mutual Fund shareholders.

The members of the Old Mutual Fund Board who are not “interested persons” of the Old Mutual Funds, as that term is defined in the 1940 Act, conferred separately with their independent counsel about the Transaction on multiple occasions during the meetings held throughout the year.  The Old Mutual Fund Board also received detailed information about alternative reorganization proposals received by Old Mutual, with the assistance of a prominent investment banking firm, during its search for a strategic partner.   The Old Mutual Fund Board was advised by an independent consultant hired specifically to evaluate the proposals received by Old Mutual, including the proposal from Touchstone.

Old Mutual and Old Mutual (US) Holdings Inc. agreed to indemnify the independent Trustees of the Old Mutual Funds for any losses arising from the Reorganizations and the termination of the investment advisory agreements with respect to each Old Mutual fund, except to the extent either a) the Trustee has acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Old Mutual Trusts, or b) in the case of a criminal proceeding, that he had a reasonable cause to believe that his conduct was unlawful.

In connection with the Board’s review of the Transaction, Old Mutual and Touchstone advised the Board about a variety of matters, including, but not limited to:

(1) the reputation, financial strength and resources of Touchstone and its parent company, the Western-Southern Mutual Holding Company, one of the eight highest rated insurance groups in the world;

(2) the same investment objectives of each Acquiring Fund and the corresponding Old Mutual Fund, except the Old Mutual Focused Fund, the Old Mutual Copper Rock International Small Cap Fund and their corresponding Acquiring Funds, and the same or similar principal investment strategies and risks of each Old Mutual Fund and its corresponding Acquiring Fund, except the Old Mutual Focused Fund and its corresponding Acquiring Fund;

(3) the same sub-adviser and portfolio managers currently managing each Old Mutual Fund, except the Old Mutual Focused Fund, will continue managing the corresponding Acquiring Fund after the Reorganizations;

(4) with respect to the Old Mutual Focused Fund, the investment philosophy, investing background and performance track record of the portfolio management team that will manage the corresponding Acquiring Fund;

(5) That the advisory fees charged by the Acquiring Funds are the same as or lower than the advisory fees charged by the corresponding Old Mutual Funds at current asset levels;

(6) Touchstone will provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of each Acquiring Fund to an amount no greater than the expense limitation in place for the corresponding Old Mutual Fund prior to the Transaction;

(7)  Touchstone’s distribution capabilities, which may contribute to increased assets levels and economies of scale;

(8) the transition from the Old Mutual Funds’ current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on shareholders;

(9) Old Mutual and Touchstone or their affiliates will pay all expenses of the Old Mutual Funds and the Acquiring Funds in connection with the Reorganizations;

(10) the Reorganizations are intended to be tax-free transactions for federal income tax purposes; and

(11) Touchstone and Old Mutual have agreed to conduct, and to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act.

In its deliberations, the Old Mutual Fund Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Old Mutual Fund Board considered the Transaction as a whole and the Reorganization and the impact of the Transaction and the Reorganization on each Old Mutual Fund and their respective shareholders.  The Old Mutual Fund Board concluded, based on all of the information presented, that the Reorganizations were in the best interests of the Old Mutual Funds and that shareholders will not be diluted as a result thereof and to recommend that Old Mutual Fund shareholders approve the Reorganizations.

ADDITIONAL INFORMATION ABOUT ACQUIRING FUNDS AND OLD MUTUAL FUNDS

 Where to Find More Information

For more information with respect to each Acquiring Fund, (i) see “Acquiring Funds’ Investment Objectives, Principal Investment Strategies and Risks” in Exhibit B for more information about the investment objectives, principal investment strategies and risks of the Acquiring Funds; (ii) see “Acquiring Funds’ Management” in Exhibit C for more information about the management of the Acquiring Funds; (iii) see “Additional Information Regarding the Acquiring Funds” in Exhibit G for more information on purchasing and selling shares, pricing of shares, the Acquiring Fund’s dividends and distributions policy and tax information.

For more information with respect to each Old Mutual Fund concerning the following topics, please refer to the following sections of the Old Mutual Fund prospectuses, which have been made a part of this Joint Proxy Statement/Prospectus by reference:  (i) see “Fund Summaries” for more information about the performance of the Old Mutual Fund; (ii) see “The Investment Adviser and Sub-Advisers” for more information about the management of the Old Mutual Fund; (iii) see “About Your Investment – Your Share Price” for more information about the pricing of shares of the Old Mutual Fund; (iv) see “Distributions and Taxes” for more information about the Fund’s dividends and distributions policy and the tax consequences to shareholders of various transactions in shares of the Old Mutual Fund; and (v) see “Financial Highlights” for more information about the Old Mutual Fund’s financial performance.

INFORMATION ON VOTING

 Voting Process

We are sending you this Joint Proxy Statement/Prospectus and the enclosed proxy card because the Old Mutual Fund Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting.  Old Mutual Fund shareholders may vote by appearing in person at the Meeting, however, you do not need to attend the Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, vote by telephone or vote through a website established for that purpose.

Shareholders of record of  the Old Mutual Funds as of the close of business on the Record Date are entitled to vote at the Meeting.  The number of outstanding shares of each class of the Old Mutual Funds on November 14, 2011, can be found at Exhibit D.  Each share held entitles a shareholder to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of NAV of shares held by the shareholder.

Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Old Mutual Funds in writing to the address of the Old Mutual Funds set forth on the cover page of the Joint Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person.  However, if your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

 Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting of each Old Mutual Fund.  With respect to each Reorganization, the presence in person or by proxy of one-third of the outstanding shares of the Old Mutual Fund entitled to vote at the Meeting will constitute a quorum.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed Reorganization.  Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposal described in this Joint Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker non-votes.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Except as noted below, if a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes.  The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Agreement

The Board has unanimously approved each Reorganization, subject to shareholder approval.  For each Old Mutual Fund, except the Old Mutual Focused Fund, shareholder approval of a Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Old Mutual Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Old Mutual Fund.  For the Old Mutual Focused Fund, when a quorum is present at the Meeting, the affirmative vote of shareholders that hold shares representing a majority of the voting power of the shares voted shall be necessary to approve the Reorganization.  Abstentions and broker non-votes are not considered votes “FOR” a Reorganization at the Meeting.  As a result, abstentions and broker non-votes have the same effect as a vote against a Reorganization because approval of a Reorganization requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Old Mutual Fund.

 Proxy Solicitation

           The Old Mutual Funds expect to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile, telegraph or personal interview.  Old Mutual Fund officers will not receive any additional or special compensation for solicitation activities.  The Old Mutual Funds have engaged the services of Broadridge Financial Services, Inc. (“Broadridge” or “Solicitor”) to assist in the solicitation of proxies for the Meeting.  Solicitor’s fees and costs are expected to be approximately $330,000.  Proxies are expected to be solicited principally by mail, but the Old Mutual Funds or Solicitor may also solicit proxies by telephone, facsimile or personal interview.  Although Broadridge representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. The Old Mutual Funds’ officers will not receive any additional or special compensation for any such solicitation.  Old Mutual and Touchstone or their affiliates will bear 100% of each Old Mutual Fund’s solicitation costs.

Under the agreement with Solicitor, Solicitor will be paid a project management fee as well as solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request.

 Other Matters

The officers of the Old Mutual Funds are not aware of any matters to be presented at the Meeting other than as is discussed in this Joint Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following tables set forth, for each Reorganization, the total net assets, number of shares outstanding and NAV per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of an Acquiring Fund after it has combined with the corresponding Old Mutual Fund.  The following tables are as of October 7, 2011 and assume that each Reorganization has taken place.  The capitalizations will be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

As of October 7, 2011	Old Mutual Analytic Fund	Touchstone Dynamic Equity Fund1	Pro Forma Adjustments2	Touchstone Dynamic Equity Fund (pro forma)
Net assets (all classes)	$61,723,191	-	-	$61,723,191

Class A net assets	$20,892,499	-	-	$20,892,499
Class A shares outstanding	2,146,777	-	-	2,146,777
Class A net asset value per share	$9.73	-	-	$9.73
Class C net assets	$12,687,756	-	-	$12,687,756
Class C shares outstanding	1,369,225	-	-	1,369,225
Class C net asset value per share	$9.27	-	-	$9.27
Class Y net assets	-	-	$28,141,2813	$28,141,281
Class Y shares outstanding	-	-	2,853,6703	2,853,670
Class Y net asset value per share	-	-	-	$9.86
Class Z net assets	$28,141,281	-	($28,141,281) 3	-
Class Z shares outstanding	2,853,670	-	(2,853,670) 3	-
Class Z net asset value per share	$9.86	-	-	-
Institutional Class net assets	$1,655	-	-	$1,655
Institutional Class shares outstanding	168	-	-	168
Institutional Class net asset value per share	$9.87	-	-	$9.87

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Asset Allocation Balanced Portfolio	Touchstone Balanced Allocation Fund1	Pro Forma Adjustments2	Touchstone Balanced Allocation Fund (pro forma)
Net assets (all classes)	$57,221,139	-	-	$57,221,139

Class A net assets	$11,136,272	-	-	$11,136,272
Class A shares outstanding	1,104,096	-	-	1,104,096
Class A net asset value per share	$10.09	-	-	$10.09
Class C net assets	$44,365,178	-	-	$44,365,178
Class C shares outstanding	4,404,786	-	-	4,404,786
Class C net asset value per share	$10.07	-	-	$10.07
Class Y net assets	-	-	$1,691,4083	$1,691,408
Class Y shares outstanding	-	-	167,4303	167,430
Class Y net asset value per share	-	-	-	$10.10
Class Z net assets	$1,691,408	-	($1,691,408) 3	-
Class Z shares outstanding	167,430	-	(167,430) 3	-
Class Z net asset value per share	$10.10	-	-	-
Institutional Class net assets	$28,281	-	-	$28,281
Institutional Class shares outstanding	2,812	-	-	2,812
Institutional Class net asset value per share	$10.06	-	-	$10.06

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Asset Allocation Conservative Portfolio	Touchstone Conservative Allocation Fund1	Pro Forma Adjustments2	Touchstone Conservative Allocation Fund (pro forma)
Net assets (all classes)	$31,961,871	-	-	$31,961,871

Class A net assets	$5,430,425	-	-	$5,430,425
Class A shares outstanding	525,138	-	-	525,138
Class A net asset value per share	$10.34	-	-	$10.34
Class C net assets	$18,535,183	-	-	$18,535,183
Class C shares outstanding	1,800,684	-	-	1,800,684
Class C net asset value per share	$10.29	-	-	$10.29
Class Y net assets	-	-	$1,970,2263	$1,970,226
Class Y shares outstanding	-	-	190,4813	190,481
Class Y net asset value per share	-	-	-	$10.34
Class Z net assets	$1,970,226	-	($1,970,226) 3	-
Class Z shares outstanding	190,481	-	(190,481) 3	-
Class Z net asset value per share	$10.34	-	-	-
Institutional Class net assets	$6,026,037	-	-	$6,026,037
Institutional Class shares outstanding	581,972	-	-	581,972
Institutional Class net asset value per share	$10.36	-	-	$10.36

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Asset Allocation Growth Portfolio	Touchstone Growth Allocation Fund1	Pro Forma Adjustments2	Touchstone Growth Allocation Fund (pro forma)
Net assets (all classes)	$39,512,945	-	-	$39,512,945

Class A net assets	$11,119,659	-	-	$11,119,659
Class A shares outstanding	1,131,153	-	-	1,131,153
Class A net asset value per share	$9.83	-	-	$9.83
Class C net assets	$26,928,044	-	-	$26,928,044
Class C shares outstanding	2,869,036	-	-	2,869,036
Class C net asset value per share	$9.39	-	-	$9.39
Class Y net assets	-	-	$1,341,3503	$1,341,350
Class Y shares outstanding	-	-	134,3903	134,390
Class Y net asset value per share	-	-	-	$9.98
Class Z net assets	$1,341,350	-	($1,341,350) 3	-
Class Z shares outstanding	134,390	-	(134,390) 3	-
Class Z net asset value per share	$9.98	-	-	-
Institutional Class net assets	$123,891	-	-	$123,891
Institutional Class shares outstanding	12,443	-	-	12,443
Institutional Class net asset value per share	$9.96	-	-	$9.96

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Asset Allocation Moderate Growth Portfolio	Touchstone Moderate Growth Allocation Fund1	Pro Forma Adjustments2	Touchstone Moderate Growth Allocation Fund (pro forma)
Net assets (all classes)	$69,349,650	-	-	$69,349,650

Class A net assets	$16,359,425	-	-	$16,359,425
Class A shares outstanding	1,657,942	-	-	1,657,942
Class A net asset value per share	$9.87	-	-	$9.87
Class C net assets	$51,874,756	-	-	$51,874,756
Class C shares outstanding	5,388,152	-	-	5,388,152
Class C net asset value per share	$9.63	-	-	$9.63
Class Y net assets	-	-	$1,108,4573	$1,108,457
Class Y shares outstanding	-	-	111,1683	111,168
Class Y net asset value per share	-	-	-	$9.97
Class Z net assets	$1,108,457	-	($1,108,457) 3	-
Class Z shares outstanding	111,168	-	(111,168) 3	-
Class Z net asset value per share	$9.97	-	-	-
Institutional Class net assets	$7,011	-	-	$7,011
Institutional Class shares outstanding	707	-	-	707
Institutional Class net asset value per share	$9.92	-	-	$9.92

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Analytic U.S. Long/Short Fund	Touchstone US Long/Short Fund1	Pro Forma Adjustments2	Touchstone US Long/Short Fund (pro forma)
Net assets (all classes)	$30,748,836	-	-	$30,748,836

Class A net assets	$2,172,110	-	-	$2,172,110
Class A shares outstanding	205,769	-	-	205,769
Class A net asset value per share	$10.56	-	-	$10.56
Class Y net assets	-	-	$19,176,9433	$19,176,943
Class Y shares outstanding	-	-	1,795,2933	1,795,293
Class Y net asset value per share	-	-	-	$10.68
Class Z net assets	$19,176,943	-	($19,176,943) 3	-
Class Z shares outstanding	1,795,293	-	(1,795,293) 3	-
Class Z net asset value per share	$10.68	-	-	-
Institutional Class net assets	$9,399,782	-	-	$9,399,782
Institutional Class shares outstanding	879,997	-	-	879,997
Institutional Class net asset value per share	$10.68	-	-	$10.68

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Barrow Hanley Value Fund	Touchstone Value Fund1	Pro Forma Adjustments2	Touchstone Value Fund (pro forma)
Net assets (all classes)	$111,091,131	-	-	$111,091,131

Class A net assets	$2,048,570	-	-	$2,048,570
Class A shares outstanding	352,061	-	-	352,061
Class A net asset value per share	$5.82	-	-	$5.82
Class Y net assets	-	-	$74,454,9603	$74,454,960
Class Y shares outstanding	-	-	12,755,8043	12,755,804
Class Y net asset value per share	-	-	-	$5.84
Class Z net assets	$74,454,960	-	($74,454,960) 3	-
Class Z shares outstanding	12,755,804	-	(12,755,804) 3	-
Class Z net asset value per share	$5.84	-	-	-
Institutional Class net assets	$34,587,601	-	-	$34,587,601
Institutional Class shares outstanding	5,933,886	-	-	5,933,886
Institutional Class net asset value per share	$5.83	-	-	$5.83

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Copper Rock International Small Cap Fund	Touchstone International Small Cap Fund1	Pro Forma Adjustments2	Touchstone International Small Cap Fund (pro forma)
Net assets (all classes)	$88,258,021	-	-	$88,258,021

Class A net assets	$133,548	-	-	$133,548
Class A shares outstanding	13,698	-	-	13,698
Class A net asset value per share	$9.75	-	-	$9.75
Class Y net assets	-	-	$82,767,8953	$82,767,895
Class Y shares outstanding	-	-	8,305,1413	8,305,141
Class Y net asset value per share	-	-	-	$9.97
Class Z net assets	$82,767,895	-	($82,767,895) 3	-
Class Z shares outstanding	8,305,141	-	(8,305,141) 3	-
Class Z net asset value per share	$9.97	-	-	-
Institutional Class net assets	$5,336,578	-	-	$5,336,578
Institutional Class shares outstanding	534,033	-	-	534,033
Institutional Class net asset value per share	$10.03	-	-	$10.03

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Focused Fund	Touchstone Focused Fund1	Pro Forma Adjustments2	Touchstone Focused Fund (pro forma)
Net assets (all classes)	$492,778,080	-	-	$492,778,080

Class A net assets	$7,146,438	-	-	$7,146,438
Class A shares outstanding	383,616	-	-	383,616
Class A net asset value per share	$18.63	-	-	$18.63
Class Y net assets	-	-	$460,242,2723	$460,242,272
Class Y shares outstanding	-	-	24,412,2983	24,412,298
Class Y net asset value per share	-	-	-	$18.85
Class Z net assets	$460,242,272	-	($460,242,272) 3	-
Class Z shares outstanding	24,412,298	-	(24,412,298) 3	-
Class Z net asset value per share	$18.85	-	-	-
Institutional Class net assets	$25,389,370	-	-	$25,389,370
Institutional Class shares outstanding	1,341,691	-	-	1,341,691
Institutional Class net asset value per share	$18.92	-	-	$18.92

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual International Equity Fund	Touchstone International Equity Fund1	Pro Forma Adjustments2	Touchstone International Equity Fund (pro forma)
Net assets (all classes)	$27,766,664	-	-	$27,766,664

Class A net assets	$248,222	-	-	$248,222
Class A shares outstanding	32,001	-	-	32,001
Class A net asset value per share	$7.76	-	-	$7.76
Class Y net assets	-	-	$446,3073	$446,307
Class Y shares outstanding	-	-	57,2763	57,276
Class Y net asset value per share	-	-	-	$7.79
Class Z net assets	$446,307	-	($446,307) 3	-
Class Z shares outstanding	57,276	-	(57,276) 3	-
Class Z net asset value per share	$7.79	-	-	-
Institutional Class net assets	$27,072,134	-	-	$27,072,134
Institutional Class shares outstanding	3,463,822	-	-	3,463,822
Institutional Class net asset value per share	$7.82	-	-	$7.82

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Large Cap Growth Fund	Touchstone Capital Growth Fund1	Pro Forma Adjustments2	Touchstone Capital Growth Fund (pro forma)
Net assets (all classes)	$168,332,124	-	-	$168,332,124

Class A net assets	$715,361	-	-	$715,361
Class A shares outstanding	43,432	-	-	43,432
Class A net asset value per share	$16.47	-	-	$16.47
Class Y net assets	-	-	$155,450,6133	$155,450,613
Class Y shares outstanding	-	-	9,284,4263	9,284,426
Class Y net asset value per share	-	-	-	$16.74
Class Z net assets	$155,450,613	-	($155,450,613) 3	-
Class Z shares outstanding	9,284,426	-	(9,284,426) 3	-
Class Z net asset value per share	$16.74	-	-	-
Institutional Class net assets	$12,166,150	-	-	$12,166,150
Institutional Class shares outstanding	722,202	-	-	722,202
Institutional Class net asset value per share	$16.85	-	-	$16.85

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund1	Pro Forma Adjustments2	Touchstone Small Cap Value Opportunities Fund (pro forma)
Net assets (all classes)	$91,107,293	-	-	$91,107,293

Class A net assets	$2,213,927	-	-	$2,213,927
Class A shares outstanding	144,641	-	-	144,641
Class A net asset value per share	$15.31	-	-	$15.31
Class Y net assets	-	-	$72,841,1773	$72,841,177
Class Y shares outstanding	-	-	4,635,1253	4,635,125
Class Y net asset value per share	-	-	-	$15.72
Class Z net assets	$72,841,177	-	($72,841,177) 3	-
Class Z shares outstanding	4,635,125	-	(4,635,125) 3	-
Class Z net asset value per share	$15.72	-	-	-
Institutional Class net assets	$16,052,189	-	-	$16,052,189
Institutional Class shares outstanding	1,015,271	-	-	1,015,271
Institutional Class net asset value per share	$15.81	-	-	$15.81

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund1	Pro Forma Adjustments2	Touchstone Mid Cap Value Opportunities Fund (pro forma)
Net assets (all classes)	$195,052,263	-	-	$195,052,263

Class A net assets	$1,408,226	-	-	$1,408,226
Class A shares outstanding	171,656	-	-	171,656
Class A net asset value per share	$8.20	-	-	$8.20
Class Y net assets	-	-	$62,479,0393	$62,479,039
Class Y shares outstanding	-	-	7,542,6653	7,542,665
Class Y net asset value per share	-	-	-	$8.28
Class Z net assets	$62,479,039	-	($62,479,039) 3	-
Class Z shares outstanding	7,542,665	-	(7,542,665) 3	-
Class Z net asset value per share	$8.28	-	-	-
Institutional Class net assets	$131,164,998	-	-	$131,164,998
Institutional Class shares outstanding	15,830,332	-	-	15,830,332
Institutional Class net asset value per share	$8.29	-	-	$8.29

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

As of October 7, 2011	Old Mutual Copper Rock Emerging Growth Fund	Touchstone Emerging Growth Fund	Pro Forma Adjustments1	Touchstone Emerging Growth Fund (pro forma)
Net assets (all classes)	$40,228,912	-	-	$40,228,912

Class A net assets	$2,598,919	-	-	$2,598,919
Class A shares outstanding	260,189	-	-	260,189
Class A net asset value per share	$9.99	-	-	$9.99
Class Y net assets	-	-	$7,427,472	$7,427,472
Class Y shares outstanding	-	-	732,335	732,335
Class Y net asset value per share	-	-	-	$10.14
Class Z net assets	$7,427,472	-	($7,427,472)	-
Class Z shares outstanding	732,335	-	(732,335)	-
Class Z net asset value per share	$10.14	-	-	-
Institutional Class net assets	$30,202,521	-	-	$30,202,521
Institutional Class shares outstanding	2,940,854	-	-	2,940,854
Institutional Class net asset value per share	$10.27	-	-	$10.27

1.	Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2.	Touchstone and Old Mutual will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.
3.	Holders of each Old Mutual Fund Class Z shares will receive Class Y shares of the Acquiring Fund upon closing of the Reorganization.

OWNERSHIP OF SHARES

 Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of November 14, 2011, to the knowledge of each Old Mutual Fund, owned 5% or more of the outstanding shares of a class of such Old Mutual Fund can be found at Exhibit D.

Each Acquiring Fund is a newly organized shell fund created to acquire the assets and assume the liabilities of the corresponding Old Mutual Fund and as of the date of this Joint Proxy Statement/Prospectus each Acquiring Fund does not have any shareholders.

Security Ownership of Management and Trustees

Information regarding the ownership of shares of the Old Mutual Funds by Old Mutual Funds’ Trustees and executive officers can be found at Exhibit D.

DISSENTERS’ RIGHTS

If the Reorganizations are approved at the Meeting, Old Mutual Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Old Mutual Funds, however, have the right to redeem their shares at NAV subject to applicable CDSCs and/or redemption fees (if any) until the Closing Date of the Reorganizations. After the Reorganizations, Old Mutual Fund shareholders will hold shares of the Acquiring Funds, which may also be redeemed at NAV subject to applicable CDSCs and/or redemption fees (if any).

SHAREHOLDER PROPOSALS

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of an Old Mutual Fund hereafter called should send the proposal to the Old Mutual Fund at the Old Mutual Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed.  If the proposed Reorganization is approved and completed for an Old Mutual Fund, shareholders of such Old Mutual Fund will become shareholders of the corresponding Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION

This Joint Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and, with respect to the Old Mutual Funds only, annual and semiannual reports filed by such Old Mutual Funds, as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act.  The prospectus and SAI of Old Mutual Funds I, dated November 23, 2011, as amended from time to time, and the prospectus and SAI of Old Mutual Funds II, dated July 26, 2011, as amended from time to time, are hereby incorporated by reference into this Joint Proxy Statement/Prospectus.  The SEC file number of the registrant of each Old Mutual Fund’s registration statement, which contains the Old Mutual Fund prospectuses and related SAIs, is set forth on Exhibit A.

Each Acquiring Fund and each Old Mutual Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and in accordance therewith, each Acquiring Fund files reports and other information with the SEC.  Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge at the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or obtained free of charge from the SEC’s website at www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

EXHIBIT A

OLD MUTUAL FUNDS AND CORRESPONDING ACQUIRING FUNDS

OLD MUTUAL FUNDS/ CLASSES	SEC FILE NUMBER	ACQUIRING FUNDS/ CLASSES	SEC FILE NUMBER
Old Mutual Analytic Fund Class A Class C Class Z Institutional Class	333-116057	Touchstone Dynamic Equity Fund Class A Class C Class Y Institutional Class	002-80859
Old Mutual Asset Allocation Balanced Portfolio Class A Class C Class Z Institutional Class	333-116057	Touchstone Balanced Allocation Fund Class A Class C Class Y Institutional Class	002-80859
Old Mutual Asset Allocation Conservative Portfolio Class A Class C Class Z Institutional Class	333-116057	Touchstone Conservative Allocation Fund Class A Class C Class Y Institutional Class	002-80859
Old Mutual Asset Allocation Growth Portfolio Class A Class C Class Z Institutional Class	333-116057	Touchstone Growth Allocation Fund Class A Class C Class Y Institutional Class	002-80859
Old Mutual Asset Allocation Moderate Growth Portfolio Class A Class C Class Z Institutional Class	333-116057	Touchstone Moderate Growth Allocation Fund Class A Class C Class Y Institutional Class	002-80859
Old Mutual Analytic U.S. Long/Short Fund Class A Class Z Institutional Class	002-99810	Touchstone US Long/Short Fund Class A Class Y Institutional Class	002-80859
Old Mutual Barrow Hanley Value Fund Class A Class Z Institutional Class	002-99810	Touchstone Value Fund Class A Class Y Institutional Class	002-80859

A-1

Old Mutual Copper Rock International Small Cap Fund Class A Class Z Institutional Class	002-99810	Touchstone International Small Cap Fund Class A Class Y Institutional Class	002-80859
Old Mutual Focused Fund Class A Class Z Institutional Class	002-99810	Touchstone Focused Fund Class A Class Y Institutional Class	002-80859
Old Mutual International Equity Fund Class A Class Z Institutional Class	333-116057	Touchstone International Equity Fund Class A Class Y Institutional Class	002-80859
Old Mutual Large Cap Growth Fund Class A Class Z Institutional Class	002-99810	Touchstone Capital Growth Fund Class A Class Y Institutional Class	002-80859
Old Mutual TS&W Small Cap Value Fund Class A Class Z Institutional Class	002-99810	Touchstone Small Cap Value Opportunities Fund Class A Class Y Institutional Class	002-80859
Old Mutual TS&W Mid-Cap Value Fund Class A Class Z Institutional Class	002-99810	Touchstone Mid Cap Value Opportunities Fund Class A Class Y Institutional Class	002-80859
Old Mutual Copper Rock Emerging Growth Fund Class A Class Z Institutional Class	333-116057	Touchstone Emerging Growth Fund Class A Class Y Institutional Class	002-80859

A-2

EXHIBIT B

ACQUIRING FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RISKS

Investment Objectives and Principal Investment Strategies

Touchstone Dynamic Equity Fund

The Touchstone Dynamic Equity Fund’s investment objective is to seek to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

The Fund’s sub-adviser, Analytic Investors, LLC (“Analytic”), seeks to achieve the Fund’s investment objective by investing the Fund’s assets in a combination of equity securities, high quality short-term debt securities and derivative instruments.

Equity Strategy.  The Fund normally invests at least 80% of its assets in equity securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities.  The Fund buys securities “long” that Analytic believes will outperform and sells securities “short” that Analytic believes will underperform.  The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash.  The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model.  The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Options Strategy.  Analytic seeks to reduce the overall portfolio risk through the use of options.  The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or index exchange traded funds (“ETFs”).  For these purposes, the Fund treats options on indexes and ETFs as being written on securities having an aggregate value equal to the face or notional amount of the index or ETF subject to the option.  The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the S&P 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector.  The Fund may also sell call options on foreign indexes or ETFs.  The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect the Fund from market declines that may occur in the future as the value of index put options increases as the prices of the stocks constituting the index decrease.  However, during periods of market appreciation, the value of the index put option decreases as these stocks increase in price.  The Fund may also write (sell) covered call options on individual equity securities to seek to generate income.  The Fund may also purchase put options on individual equity securities which it owns.

Other Derivative Strategies.  In addition to the options strategy, the Fund may use other derivatives for a variety of purposes, including to: hedge against market and other risks in the portfolio; manage cash flows; and maintain market exposure and adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs.  Analytic may also use futures contracts to seek to gain broad market exposure and/or to hedge against market and other risks in the Fund’s portfolio.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.  Analytic generally considers selling a security when it reaches fair value estimate, when the company's fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, when the risks of the security unexpectedly rise, or when other investment opportunities appear more attractive.

Touchstone Balanced Allocation Fund

The Touchstone Balanced Allocation Fund’s investment objective is to seek to provide investors with capital appreciation and current income.

The Fund is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
50-70%	30-50%

The Fund’s sub-adviser, Ibbotson Associates Advisers, LLC (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest between 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.

Touchstone Conservative Allocation Fund

The Touchstone Conservative Allocation Fund’s investment objective is to seek to provide investors with current income and preservation of capital.

The Fund is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
20-40%	60-80%

The Fund’s sub-adviser, Ibbotson Associates Advisers, LLC (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest between 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.

Touchstone Growth Allocation Fund

The Touchstone Growth Allocation Fund’s investment objective is to seek to provide investors with capital appreciation.

The Fund is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
90-100%	0-10%

The Fund’s sub-adviser, Ibbotson Associates Advisers, LLC (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest between 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.

Touchstone Moderate Growth Allocation Fund

The Touchstone Moderate Growth Allocation Fund’s investment objective is to seek to provide investors with capital appreciation.

The Fund is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Fund expects to allocate its assets among equity and fixed-income funds.

Equity Fund Allocation	Fixed-Income Fund Allocation
70-90%	10-30%

The Fund’s sub-adviser, Ibbotson Associates Advisers, LLC (“Ibbotson”), seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The Fund may invest between 0-45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor agree from time to time upon the universe of underlying funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings.

Touchstone US Long/Short Fund

The Touchstone US Long/Short Fund’s investment objective is to seek to provide investors with above-average total returns.

The Fund normally invests at least 80% of its assets in equity securities of companies whose securities are traded in U.S. markets.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  While the Fund may invest in companies of any size, it generally invests in large and mid-cap companies, or companies with market capitalizations of approximately $2.5 billion or above.  Equity securities include common and preferred stocks.  The Fund may invest in long and short positions of publicly traded equity securities.  The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets.  The Fund buys securities “long” that Analytic Investors, LLC (“Analytic”), the Fund’s sub-adviser, believes will outperform and sells securities “short” that Analytic believes will underperform.

Analytic selects equity securities using a proprietary system that ranks stocks according to a mathematical model.  Analytic’s system seeks to determine a security’s intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk.  Analytic begins the stock selection process by ranking stocks according to their one-month expected return.  Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected return for the Fund;

•	Minimize expected volatility relative to its benchmark; and

•	Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors.  Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500.  The Fund generally takes long equity positions equal to approximately 120% of the Fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund’s equity assets at the time of investment, although the Fund’s long-short exposure will vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure ordinarily ranges from 110% to 125% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets.  The cash received from short sales may be used to invest in long equity positions.  Analytic will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets.  The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

Analytic generally considers selling a security when it reaches fair value estimate, when the company's fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, when the risks of the security unexpectedly rise, or when other opportunities appear more attractive.

Touchstone Value Fund

The Touchstone Value Fund’s investment objective is to seek to provide investors with long-term capital growth.

The Fund normally invests in equity securities of large and mid-cap companies (generally, companies with market capitalizations of approximately $2.5 billion or above) that the Fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) believes are undervalued.  Equity securities include common and preferred stocks.

Barrow Hanley uses traditional methods of stock selection – research and analysis – to identify securities it believes are undervalued and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields.  Barrow Hanley’s investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature.  Barrow Hanley’s process seeks to identify the reasons for a temporary undervaluation of a company’s shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools in an effort to keep the Fund from becoming over-exposed to particular market segments.  Barrow Hanley is a “bottom-up” value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes.  The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Barrow Hanley generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive.

Touchstone International Small Cap Fund

The Touchstone International Small Cap Fund’s investment objective is to seek to provide investors with capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of non-U.S. small-cap companies, including companies located in countries with emerging markets.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of this Fund, small cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the S&P Developed ex-US Small Cap Index (between approximately $6.4 million and $11.2 billion as of its most recent reconstitution on September 19, 2011).  The size of the companies in the S&P Developed ex-U.S. SmallCap Index will change with market conditions.  Equity securities include common and preferred stocks and American Depositary Receipts (“ADRs”).

The Fund’s sub-adviser, Copper Rock Capital Partners LLC (“Copper Rock”), applies a blend of fundamental and quantitative analyses to generate the initial investment ideas.  Copper Rock’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research.  When identifying potential investments, Copper Rock will typically examine a company’s financial condition, management team, business prospects, competitive position and overall business strategy.  Copper Rock looks for companies it believes have strong management, superior earnings growth prospects and attractive relative valuations.  Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company’s management team or business objectives, or when there is deterioration in a company’s fundamentals.  Copper Rock seeks to construct a portfolio that is diversified across sectors and industries.

Touchstone Focused Fund

The Touchstone Focused Fund’s investment objective is to seek capital appreciation.

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities.  Equity securities include common stock, preferred stock, convertible bonds and warrants.  The Fund may invest in companies of any size in seeking to achieve its investment objective. These securities may be traded over the counter or listed on an exchange.

In selecting securities for the Fund, the Fund’s sub-adviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:

      o Are trading below its estimate of the companies’ intrinsic value; and

      o Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

The Fund will generally hold 20 to 30 securities with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements. The Fund may invest up to 35% of its net assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.  The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential.

Fort Washington will generally sell a security if it reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Touchstone International Equity Fund

The Touchstone International Equity Fund’s investment objective is to seek to provide investors with long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of non-U.S. issuers.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Equity securities include common stocks, preferred stocks, convertible debt, depositary receipts, rights, warrants and other types of equity securities.  The Fund allocates its assets to securities of issuers located in both developed and emerging markets.  Generally, the Fund limits its investments in any country to 25% or less of its total assets.  However, the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound or the euro.

The Fund’s sub-adviser, Acadian Asset Management LLC (“Acadian”), uses stock factors in an effort to predict how well each security will perform relative to its region/industry peer group and applies separate models to forecast peer group returns. The two forecasts are then combined to determine a world-relative return forecast for each stock in the allowable universe, and Acadian uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the client’s benchmark index, desired level of risk, transaction cost estimates, available liquidity, and other requirements.  Acadian considers selling a security whose forecast has deteriorated and may adjust its buy and sell decisions based on shifts in the risk characteristics of a stock relative to other potential substitutes, the overall portfolio and the benchmark.

Touchstone Capital Growth Fund

The Touchstone Capital Growth Fund’s investment objective is to seek to provide investors with long-term capital growth.

The Fund normally invests at least 80% of its assets in equity securities of large-cap companies.  For purposes of this Fund, large cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell 1000® Growth Index (between approximately $1.43 billion and $401 billion as of its most recent reconstitution on June 30, 2011).  The size of the companies in the Russell 1000® Growth Index will change with market conditions.  Equity securities include common and preferred stocks and American Depositary Receipts (“ADRs”).  The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Fund’s sub-adviser, Ashfield Capital Partners, LLC (“Ashfield”), seeks to invest in companies that in Ashfield’s opinion have above average growth.  Ashfield utilizes a four-step investment process to implement the Fund’s investment strategy:

•	Top-Down Thematic. Ashfield seeks to identify sectors where positive change is occurring.
•
Quantitative.  Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks.  During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks.  Ashfield then ranks the refined universe of stock picks based on earnings.

•
Qualitative.  Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks.  Throughout this process, Ashfield identifies sectors of the economy that it believes may exhibit above average long-term growth.

•	Construct Portfolio. In the final stage, Ashfield constructs the Fund’s portfolio.

Ashfield generally will consider selling a security if:

•	The stock falls to the bottom 20% of its equity ranking model;
•	A fundamental change in the company’s business model or management occurs;
•	There is a change in Ashfield’s thematic emphasis;
•	The company receives a low forensic accounting score based on Ashfield’s models; or
•	The weight of the security exceeds 7% of the portfolio.

Touchstone Small Cap Value Opportunities Fund

The Touchstone Small Cap Value Opportunities Fund’s investment objective is to seek to provide investors with long-term capital growth.

The Fund normally invests at least 80% of its assets in equity securities of small-cap companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell 2000® Value Index (between approximately $96 million and $3.12 billion as of its most recent reconstitution on June 30, 2011).  The size of the companies in the Russell 2000® Value Index will change with market conditions.  Equity securities include common and preferred stocks.

Thompson Siegel & Walmsley LLC (“TS&W”), the Fund’s sub-adviser, primarily invests in common stocks.  TS&W seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.  TS&W’s small-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.  Parts one and two of the screen attempt to assess a company’s discount to private market value relative to other small-cap stocks.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves looking at the company’s recent price action.
TS&W’s analysts also explore numerous factors that might affect the outlook for a company.  They evaluate publicly available information including but not limited to sell-side research, company filings, and trade periodicals.  The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.  They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

In addition to portfolio holdings derived from TS&W’s four-factor valuation screen and fundamental research described above, a portion of the Fund’s portfolio will be constructed using TS&W’s quantitative optimization procedure.  This quantitative optimization procedure utilizes TS&W’s four factor screened small-cap universe to construct an expanded portfolio of securities with risk and return characteristics similar to those of the portfolio of securities identified by TS&W’s four-factor valuation screen and fundamental research.

TS&W generally considers selling a security when the catalyst for the investment is no longer valid, when TS&W believes that another stock will have a higher expected return, or for portfolio risk management.

Touchstone Mid Cap Value Opportunities Fund

The Touchstone Mid Cap Value Opportunities Fund’s investment objective is to seek to provide investors with long-term capital growth.

The Fund normally invests at least 80% of its assets in equity securities of mid-cap companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of this Fund, mid-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell Midcap® Value Index (between approximately $1.41 billion and $17.81 billion as of its most recent reconstitution on June 30, 2011).  The size of the companies in the Russell Midcap® Value Index will change with market conditions.  Equity securities include common and preferred stocks.

Thompson Siegel & Walmsley LLC (“TS&W”), the Fund’s sub-adviser, primarily invests in common stocks.  TS&W seeks to invest in companies that it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.  TS&W’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.  Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other mid-cap stocks and as compared to their industry or sector peers.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves looking at the company’s recent price action.  TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also explore numerous factors that might affect the outlook for a company.  They evaluate publicly available information including but not limited to sell-side research, company filings and trade periodicals.  The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.  They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

TS&W generally considers selling a security when the catalyst for the investment is no longer valid, when TS&W believes that another stock will have a higher expected return, or for portfolio risk management.

Touchstone Emerging Growth Fund

The Touchstone Emerging Growth Fund’s investment objective is to seek to provide investors with capital appreciation.

Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies.  Although the Fund may invest in emerging growth companies of any size, the Fund emphasizes small- and mid-cap companies in its portfolio.  For purposes of this Fund, small- and mid-cap companies include companies with market values generally within the range of market values of issuers included in the Russell 2500™ Growth Index. The index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.  Equity securities include common stocks, convertible debt, American Depositary Receipts (“ADRs”) and other equity instruments with common stock characteristics, such as depositary receipts, warrants, rights, and preferred stocks.  The Fund may invest in non-US stocks listed on a recognized US exchange.

In selecting securities, Copper Rock Capital Partners, LLC (“Copper Rock”), the Fund’s sub-adviser, favors companies that it believes exhibit high quality, growth characteristics. Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that Copper Rock believes exhibit the potential for strong and sustainable revenue and earnings growth, strong financial and competitive positions, and are led by strong management teams.  Copper Rock sells or reduces a position when the target price for a stock is attained, there is a change in the company’s management team or business objectives, or when there is deterioration in a company’s fundamentals.  Copper Rock seeks to construct a portfolio that is diversified across sectors and industries.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

Principal Risks

Each of the Acquiring Funds is subject to the principal risks summarized below.  The Fund’s shares will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.  Each of the Allocation Funds is also subject to risks of the underlying funds in which it invests, as shown in the chart below.

Acquiring Funds	Principal Risks

Touchstone Dynamic Equity Fund	Covered Call Options Risk Derivatives Risk Equity Securities Risk Mid Cap Risk Small Cap Risk Futures Contracts Risk Foreign Securities Risk	Index and ETF Call Options Risk Portfolio Turnover Risk Sector Focus Risk Short Sales Risk Leverage Risk Tax Consequences

Touchstone Balanced Allocation Fund	Risks of the Fund: Risk of Fund of Funds Structure	Conflicts of Interest

Risks of Underlying Funds:
Call Risk
Changes in Debt Ratings
Credit Risk
Debt Securities Risk
ADR Risk
Derivatives Risk
Equity Securities Risk
Large Cap Risk
Merger Arbitrage Risk
Mid Cap Risk
Non-Diversification Risk
Real Estate Investment Trust Risk
Small Cap Risk
Foreign Securities Risk

Emerging Market Risk
High Yield Risk
Interest Rate Risk
Investment Style Risk
Mortgage-Backed Securities and Asset Backed-Securities Risk
Sector Focus Risk
Short Sales Risk
U.S. Government Securities and U.S. Government Agencies Risk

Touchstone Conservative Allocation Fund	Risks of the Fund: Risk of Fund of Funds Structure	Conflicts of Interest
Risks of Underlying Funds:
Call Risk
Changes in Debt Ratings
Credit Risk
Debt Securities Risk
ADR Risk
Derivatives Risk
Equity Securities Risk
Large Cap Risk
Merger Arbitrage Risk
Mid Cap Risk
Non-Diversification Risk
Real Estate Investment Trust Risk
Small Cap Risk
Foreign Securities Risk

Emerging Market Risk
High Yield Risk
Interest Rate Risk
Investment Style Risk
Mortgage-Backed Securities and Asset Backed-Securities Risk
Sector Focus Risk
Short Sales Risk
U.S. Government Securities and U.S. Government Agencies Risk

Touchstone Growth Allocation Fund	Risks of the Fund: Risk of Fund of Funds Structure	Conflicts of Interest

Risks of Underlying Funds:
Call Risk
Changes in Debt Ratings
Credit Risk
Debt Securities Risk
ADR Risk
Derivatives Risk
Equity Securities Risk
Large Cap Risk
Merger Arbitrage Risk
Mid Cap Risk
Non-Diversification Risk
Real Estate Investment Trust Risk
Small Cap Risk
Foreign Securities Risk

Emerging Market Risk
High Yield Risk
Interest Rate Risk
Investment Style Risk
Mortgage-Backed Securities and Asset Backed-Securities Risk
Sector Focus Risk
Short Sales Risk
U.S. Government Securities and U.S. Government Agencies Risk

Touchstone Moderate Growth Allocation Fund	Risks of the Fund: Risk of Fund of Funds Structure	Conflicts of Interest
Risks of Underlying Funds:
Call Risk
Changes in Debt Ratings
Credit Risk
Debt Securities Risk
ADR Risk
Derivatives Risk
Equity Securities Risk
Large Cap Risk
Merger Arbitrage Risk
Mid Cap Risk
Non-Diversification Risk
Real Estate Investment Trust Risk
Small Cap Risk
Foreign Securities Risk

Emerging Market Risk
High Yield Risk
Interest Rate Risk
Investment Style Risk
Mortgage-Backed Securities and Asset Backed-Securities Risk
Sector Focus Risk
Short Sales Risk
U.S. Government Securities and U.S. Government Agencies Risk

Touchstone US Long/Short Fund	Equity Securities Risk Large Cap Risk Mid Cap Risk Foreign Securities Risk	Leverage Risk Portfolio Turnover Risk Sector Focus Risk Short Sales Risk

Touchstone Value Fund	Equity Securities Risk Large Cap Risk Mid Cap Risk	Investment Style Risk (Value) Non-Diversified Fund Risk Sector Focus Risk

Touchstone International Small Cap Fund	ADR Risk Equity Securities Risk	Foreign Securities Risk Emerging Markets Risk Small Cap Risk

Touchstone Focused Fund	Equity Securities Risk Foreign Securities Risk Emerging Markets Risk	Investment Style Risk Non-Diversified Fund Risk Sector Focus Risk

Touchstone International Equity Fund	ADR Risk Equity Securities Risk Small Cap Risk	Foreign Securities Risk Emerging Markets Risk Sector Focus Risk

Touchstone Capital Growth Fund	ADR Risk Equity Securities Risk Large Cap Risk	Investment Style Risk (Growth) Non-Diversified Fund Risk Sector Focus Risk

Touchstone Small Cap Value Opportunities Fund	Equity Securities Risk Small Cap Risk	Investment Style Risk (Value) Sector Focus Risk

Touchstone Mid Cap Value Opportunities Fund	Equity Securities Risk Mid Cap Risk	Small Cap Risk Investment Style Risk (Value) Sector Focus Risk

Touchstone Emerging Growth Fund	ADR Risk Equity Securities Risk Mid Cap Risk Small Cap Risk	Foreign Securities Risk Investment Style Risk (Growth) Portfolio Turnover Risk

Call Risk: During periods of falling interest rates, an issuer may prepay (or “call”) certain debt obligations with high coupon rates prior to maturity. This may cause an underlying fund’s average weighted maturity to fluctuate, and may require an underlying fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Changes in Debt Ratings:  Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Conflicts of Interest:  Touchstone may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds because Touchstone may receive higher fees from certain underlying funds than others. However, Touchstone is a fiduciary to the Fund and is required to act in the Fund’s best interest.

Covered Call Options Risk:  Investments in covered calls involve certain risks.  These risks include:

•
Limited Gains.  When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium.  By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.  While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•
Lack of Liquidity for the Option.  A liquid market may not exist for the option.  If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•
Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Credit Risk: An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

Debt Securities Risk:  The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.

ADR Risk:  The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Derivatives Risk (Touchstone Dynamic Equity Fund): The Fund may invest in derivatives, such as futures and options contracts, options related to futures contracts or swap contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks to which it would otherwise not be subject.  The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its goals and to realize profits or limit losses.  Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss to the Fund.

Derivatives Risk (Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund and Touchstone Growth Allocation Fund (the “Allocation Funds”)):  The underlying funds may invest in derivatives, such as futures, options or swap contracts, to pursue their investment objectives. The use of such derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default. These additional risks could cause an underlying fund to experience losses to which it would otherwise not be subject. An underlying fund may use derivatives to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the underlying fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.

Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Touchstone Dynamic Equity Fund, Touchstone US Long/Short Fund and Allocation Funds):  A Fund or an underlying fund, as applicable, is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund or an underlying fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of a Fund or an underlying fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.  The market may also fail to recognize the sub-adviser’s determination of an investment’s value or the sub-adviser may misgauge that value.

Equity Securities Risk (All Funds except Touchstone Dynamic Equity Fund, Touchstone US Long/Short Fund and Allocation Funds):  The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  The market may also fail to recognize the sub-adviser’s determination of an investment’s value or the sub-adviser may misgauge that value.

Foreign Securities Risk (Allocation Funds): Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations.  Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities.  In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

Foreign Securities Risk (Touchstone US Long/Short Fund, Touchstone Dynamic Equity Fund and Touchstone Emerging Growth Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

Foreign Securities Risk (Touchstone International Equity Fund, Touchstone International Small Cap Fund and Touchstone Focused Fund):  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Futures Contracts Risk:  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

High Yield Risk:  Non-investment grade debt securities are sometimes referred to as “junk bonds” and may be very risky with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that an underlying fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment grade debt securities can also be more difficult to sell for good value.

Index and ETF Call Options Risk: Writing index and ETF call options is intended to reduce the Fund’s volatility and provide income, although it may also reduce the Fund’s ability to profit from increases in the value of its equity portfolio.

Interest Rate Risk:  The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

Investment Style Risk (Value):  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the sub-adviser may actually be appropriately priced or overvalued.  Value oriented funds may underperform when growth investing is in favor.

Investment Style Risk (Growth):  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Investment Style Risk (Touchstone Focused Fund): The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Investment Style Risk (Allocation Funds):  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  Examples of different investment styles include growth and value investing.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.  Growth oriented funds may underperform when value investing is in favor.  Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  Value oriented funds may underperform when growth investing is in favor.

Large Cap Risk:  Large Cap Risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk (Touchstone Dynamic Equity Fund):  By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  Leverage generally results in increased volatility of returns.

Leverage Risk (Touchstone US Long/Short Fund):  By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  This could result in increased volatility of returns.

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower performance.

Mid Cap Risk: Mid Cap Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mortgage-Backed Securities and Asset-Backed Securities: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.  An underlying fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets (credit card receivables, automobile financing loans, etc.) and the servicing of the assets.

Non-Diversified Fund Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Non-Diversification Risk (Allocation Funds):  Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Portfolio Turnover Risk:  The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns.  High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.

Real Estate Investment Trust (“REITs”) Risk:  REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of an underlying fund. Accordingly, an underlying fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying fund expenses.

Risks of Fund of Funds Structure: The value of an investment in a Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The underlying funds may change their investment objectives, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment objectives. Because a Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests. The principal risks of an investment in a Fund include the principal risks of investing in the underlying funds.

The more a Fund allocates to equity funds, the greater the expected risk.  To the extent that a Fund invests more of its assets in one underlying fund than another, such Fund will have greater exposure to the risks of that underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from a Fund’s transactions in shares of the underlying funds.  A Fund’s ability to achieve its investment objective depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

Sector Focus Risk:  The Fund may focus its investments in certain industries within certain sectors.  A Fund or underlying fund, as applicable, that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on a Fund or an underlying fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Short Sales Risk:  When selling a security short, the Fund or underlying fund, as applicable, will sell a security it does not own at the then-current market price.  The fund borrows the security to deliver to the buyer and is obligated to buy the security at a later date so it can return the security to the lender.  If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss.  In addition, because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Small Cap Risk: Small-cap companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Tax Consequences: The Fund expects to generate premiums from its sale of call options.  These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses.  Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.  Short-term capital gains are usually taxable as ordinary income when distributed to shareholders.  Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

U.S. Government Securities and U.S. Government Agencies Risk:  U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investment Strategies and Risks

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this Exhibit B, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Statement of Additional Information (“SAI”) related to this Joint Proxy Statement/Prospectus.

Each Fund’s investment objective is non-fundamental, and may be changed by Board of Trustees of Touchstone Strategic Trust (the “Trust”) without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described in this Exhibit B are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals. This defensive investing may increase a Fund’s taxable income. A Fund will do so only if the Advisor or the Fund’s sub-adviser believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment objective.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Additional Information about Fund Investments

Change in Market Capitalization: A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-adviser’s judgment, the security remains otherwise consistent with the Fund’s investment objective and strategies. However, this change could affect the Fund’s flexibility in making new investments.

Foreign Companies (or Issuers):  Foreign companies (or issuers) are companies that meet all of the following criteria:

•	They are organized under the laws of a foreign country
•	They maintain their principal place of business in a foreign country
•	The principal trading market for their securities is located in a foreign country
•	They derive at least 50% of their revenues or profits from operations in foreign countries
•	They have at least 50% of their assets located in foreign countries

Each of the Touchstone Dynamic Equity Fund, the Touchstone Emerging Growth Fund and the Touchstone US Long/Short Fund may invest up to 20% of its assets in securities of foreign issuers.  Each of the Touchstone Value Fund, the Touchstone Capital Growth Fund, the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities may invest up to 15% of its assets in securities of foreign issuers.  ADRs are not considered by the Touchstone Dynamic Equity Fund, the Touchstone Emerging Growth Fund, the Touchstone US Long/Short Fund, the Touchstone Value Fund, the Touchstone Capital Growth Fund, the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities to be securities of foreign issuers for purposes of this limitation.

Emerging Market Countries:  Emerging market countries are generally countries that are not included in the MSCI World Index.  As of May 30, 2011, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The country composition of the MSCI World Index can change over time.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

•	It is organized under the laws of an emerging market country.
•	It maintains its principal place of business in an emerging market country.
•	The principal trading market for its securities is located in an emerging market country.
•	It derives at least 50% of its revenues or profits from operations within emerging market countries.
•	It has at least 50% of its assets located in emerging market countries.

Other Investment Companies:  The Funds may invest in securities issued by other investment companies.  This may include money market funds, index funds, exchange traded funds (e.g., iShares® and SPDRs) and similar securities of other issuers.  When a Fund invests in other investment companies, shareholders indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  Touchstone Advisors has received an exemptive order from the SEC that permits the Funds to invest their uninvested cash or cash collateral in one or more affiliated money market funds.  Each Fund may invest up to 25% of its total assets in affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions pursuant to the exemptive order.

Derivatives: This section applies to the Asset Allocation Funds through its investment in underlying funds.  Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

•	To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

•	As a substitute for purchasing or selling securities;

•	To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

•	To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. With the exception of the Dynamic Equity Fund, under normal circumstances, derivatives will typically be limited to an amount less than 10% of each Fund’s assets.

Non-Principal Risks: In addition to the principal risks described above, the Funds or the underlying funds of the Allocation Funds may be subject to the following non-principal risks:

Exchange-Traded Funds (All Funds):  The Funds may invest in shares of exchange-traded funds (“ETFs”).  Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.  When investing in ETFs, shareholders bear their proportionate share of the Fund’s expenses and their proportionate share of ETF expenses which are similar to the Fund’s expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Foreign Risk (Touchstone Value Fund, Touchstone Capital Growth Fund, Touchstone Mid Cap Value Opportunities Fund and Touchstone Small Cap Value Opportunities Fund): Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations.  Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities.  In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

Manager of Managers Risk (All Funds):  Touchstone engages one or more sub-advisers to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Touchstone may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.

Lending of Portfolio Securities (All Funds):  The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund’s sub-adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Market Disruption Risk (All Funds): The United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisers will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

EXHIBIT C

ACQUIRING FUNDS’ MANAGEMENT

THE FUNDS’ MANAGEMENT

Investment Adviser

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Adviser”)

303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment adviser since 1994. As of September 30, 2011, Touchstone Advisors had approximately $7 billion in assets under management. As the Funds’ Adviser, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-adviser(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-adviser that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-adviser, including:

•	Level of knowledge and skill

•	Performance as compared to its peers or benchmark

•	Consistency of performance over 5 years or more

•	Level of compliance with investment rules and strategies

•	Employees facilities and financial strength

•	Quality of service

Touchstone Advisors will also continually monitor each sub-adviser’s performance through various analyses and through in-person, telephone and written consultations with a sub-adviser. Touchstone Advisors discusses its expectations for performance with each sub-adviser and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-adviser’s contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-adviser affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-adviser to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisers may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-adviser, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-adviser. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisers.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-adviser, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund as listed below at an annualized rate, based on the average daily net assets of the Fund. Touchstone Advisors pays sub-advisory fees to each sub-adviser from its advisory fee.

Fund	Annual Fee Rate
Touchstone US Long/Short Fund
0.80% on first $300 million of assets; 0.75% on next $200 million of assets; 0.70% on next $250 million of assets; 0.65% on next $250 million of assets; 0.60% on next $500 million of assets;
0.55% on next $500 million of assets; and 0.50% on assets over $2 billion

Touchstone Value Fund
0.75% on first $300 million of assets; 0.73% on next $200 million of assets; 0.72% on next $250 million of assets; 0.70% on next $250 million of assets; 0.68% on next $500 million of assets;
0.67% on next $500 million of assets; and 0.66% on assets over $2 billion

Touchstone International Small Cap Fund
0.95% on first $300 million of assets; 0.90% on next $200 million of assets; 0.85% on next $250 million of assets; 0.80% on next $250 million of assets; 0.75% on next $500 million of assets;
0.70% on next $500 million of assets; and 0.65% on assets over $2 billion

Touchstone Capital Growth Fund
0.70% on first $300 million of assets; 0.685% on next $200 million of assets; 0.675% on next $250 million of assets; 0.675% on next $250 million of assets; 0.625% on next $500 million of assets;
0.575% on next $500 million of assets; and 0.525% on assets over $2 billion

Touchstone Mid Cap Value Opportunities Fund	0.85% on first $300 million of assets; 0.80% on next $200 million of assets; and 0.75% on assets over $500 million
Touchstone Small Cap Value Opportunities Fund	0.95% on first $300 million of assets; 0.90% on next $200 million of assets; and 0.85% on assets over $500 million
Touchstone Focused Fund	0.70% on first $100 million of assets; 0.65% on next $400 million of assets; and 0.60% on assets over $500 million

Touchstone Dynamic Equity Fund
0.85% on first $300 million of assets; 0.80% on next $200 million of assets; 0.75% on next $250 million of assets; 0.70% on next $250 million of assets; 0.65% on next $500 million of assets; 0.60% on next $500 million of assets; and 0.55% on assets over $2 billion

Touchstone Emerging Growth Fund	0.90% of assets
Touchstone International Equity Fund	0.90% on first $300 million of assets; 0.85% on next $200 million of assets; and 0.80% on assets over $500 million
Touchstone Conservative Allocation Fund	0.20% on first $1 billion of assets; 0.175% on next $1 billion of assets; 0.150% on next $1 billion of assets; and 0.125% on assets over $3 billion
Touchstone Balanced Allocation Fund	0.20% on first $1 billion of assets; 0.175% on next $1 billion of assets; 0.150% on next $1 billion of assets; and 0.125% on assets over $3 billion
Touchstone Moderate Growth Allocation Fund	0.25% on first $1 billion of assets; 0.225% on next $1 billion of assets; 0.20% on next $1 billion of assets; and 0.175% on assets over $3 billion
Touchstone Growth Allocation Fund	0.25% on first $1 billion of assets; 0.225% on next $1 billion of assets; 0.20% on next $1 billion of assets; and 0.175% on assets over $3 billion

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit certain Funds’ total operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) or other expenses. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees and other class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. These fee waivers and expense reimbursements will remain in effect for at least two years following the closing of the Reorganizations.  Touchstone Advisors is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s expenses are below the expense limitation.

Fund	Contractual Limit on Total Operating Expenses
Touchstone US Long/Short Fund Class A Class Y Institutional	1.30% 1.05% 0.90%
Touchstone Value Fund Class A Class Y Institutional	1.20% 0.95% 0.85%
Touchstone International Small Cap Fund Class A Class Y Institutional	1.55% 1.30% 1.05%
Touchstone Capital Growth Fund Class A Class Y Institutional	1.25% 1.00% 0.90%
Touchstone Mid Cap Value Opportunities Fund Class A Class Y Institutional	1.29% 1.04% 0.89%
Touchstone Small Cap Value Opportunities Fund Class A Class Y Institutional	1.50% 1.25% 1.10%
Touchstone Focused Fund Class A Class Y Institutional	1.20% 0.95% 0.80%
Touchstone Dynamic Equity Fund Class A Class C Class Y Institutional	1.55% 2.30% 1.30% 1.25%
Touchstone Emerging Growth Fund Class A Class Y Institutional	1.39% 1.14% 0.99%
Touchstone International Equity Fund Class A Class Y Institutional	1.39% 1.14% 0.99%

Touchstone Conservative Allocation Fund Class A Class C Class Y Institutional	0.61% 1.36% 0.36% 0.36%
Touchstone Balanced Allocation Fund Class A Class C Class Y Institutional	0.64% 1.39% 0.39% 0.39%
Touchstone Moderate Growth Allocation Fund Class A Class C Class Y Institutional	0.57% 1.32% 0.32% 0.32%
Touchstone Growth Allocation Fund Class A Class C Class Y Institutional	0.57% 1.32% 0.32% 0.32%

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees of Touchstone Strategic Trust’s approval of the Acquiring Funds’ advisory and sub-advisory agreements can be found in Touchstone Strategic Trust’s Annual Report.

Touchstone Advisors has entered into a separate agreement with Thompson Siegel & Walmsley LLC (“TS&W”) whereby Touchstone Advisors will not propose that the Trust’s Board of Trustees terminate TS&W as sub-adviser to the Touchstone Mid Cap Value Opportunities Fund during the initial two-year term of TS&W's sub-advisory agreement, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating TS&W in circumstances in which Touchstone Advisors would otherwise terminate TS&W absent the agreement. Touchstone Advisors will, however, terminate TS&W as sub-adviser under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Touchstone Focused Fund’s sub-adviser. The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisers

Analytic Investors, LLC, an SEC-registered advisor located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as sub-adviser to the Touchstone US Long/Short Fund and the Touchstone Dynamic Equity Fund.  As sub-adviser, Analytic makes investment decisions for each Fund and also ensures compliance with each Fund’s investment policies and guidelines.  Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors.  Analytic serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies.  As of July 31, 2011, Analytic managed $5.9 billion in assets.

Barrow, Hanley, Mewhinney & Strauss, LLC, an SEC-registered advisor located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, serves as sub-adviser to the Touchstone Value Fund.  As sub-adviser, Barrow Hanley makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979.  As of June 30, 2011, Barrow Hanley managed $63.1 billion in assets.

Copper Rock Capital Partners LLC, an SEC-registered advisor located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, serves as sub-adviser to the Touchstone International Small Cap Fund and the Touchstone Emerging Growth Fund.  As sub-adviser, Copper Rock makes investment decisions for each Fund and also ensures compliance with each Fund’s investment policies and guidelines.  Copper Rock was established in 2005 and also manages discretionary equity portfolios for institutional accounts.  As of July 31, 2011, Copper Rock managed $1.6 billion in assets.

Ashfield Capital Partners, LLC, an SEC-registered advisor located at 750 Battery Street, Suite 600, San Francisco, California 94111, serves as sub-adviser to the Touchstone Capital Growth Fund.  As sub-adviser, Ashfield makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Ashfield, founded in 1973, also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations.  As of March 31, 2011, Ashfield managed $4 billion in assets.

Thompson Siegel & Walmsley LLC, an SEC-registered advisor located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, serves as sub-adviser to the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities Fund.  As sub-adviser, TS&W makes investment decisions for each Fund and also ensures compliance with each Fund’s investment policies and guidelines.  Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and international investments.  As of March 31, 2011, TS&W managed $8.4 billion in assets.

Fort Washington Investment Advisors, Inc., an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as sub-adviser to the Touchstone Focused Fund. As sub-adviser, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds’ investment policies and guidelines. As of September 30, 2011, Fort Washington had approximately $37.2 billion in assets under management.

Acadian Asset Management LLC, an SEC-registered advisor located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, serves as sub-adviser to the Touchstone International Equity Fund.  Acadian has provided investment management services since 1986.  As of July 31, 2011, Acadian had $50 billion in assets under management.

Ibbotson Associates Advisors, LLC, an SEC-registered advisor located at 22 West Washington Street, Chicago, Illinois 60602, is a wholly-owned subsidiary of Ibbotson Associates, Inc., which is a wholly-owned subsidiary of Morningstar, Inc.  As sub-adviser, Ibbotson makes investment decisions for the Asset Allocation Funds and also ensures compliance with each Asset Allocation Fund’s investment policies and guidelines.  As of July 31, 2011, Ibbotson had $2.7 billion in assets under management.  On or about December 31, 2011, Ibbotson will be merged into an affiliated company, Ibbotson Associates, Inc. (“Ibbotson Associates”) in connection with a corporate restructuring of Morningstar subsidiaries and Ibbotson Associates will thereafter serve as sub-adviser.  As of September 30, 2011, Ibbotson Associates, Inc. had approximately $20.1 billion in assets under management.

Touchstone US Long/Short Fund

Harindra de Silva, Ph.D., CFA, serves as President and Portfolio Manager, positions he has held since 1998.  Dr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes.  Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies.

Dennis Bein, CFA, serves as Chief Investment Officer and Portfolio Manager, positions he has held since 2004.  Mr. Bein is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts.

Ryan Brown serves as Portfolio Manager, a position he has held since April 2010.  Mr. Brown served as a Portfolio Analyst with Analytic Investors from January 2007 to April 2010.  Mr. Brown is responsible for the ongoing research efforts for U.S. equity-based investment strategies. Prior to joining Analytic Investors, Mr. Brown worked for Beekman Capital Management as a research analyst from June 2006 to December 2006.

Touchstone Value Fund

James P. Barrow founded Barrow Hanley in August 1979.  Mr. Barrow serves as Executive Director and President, positions he has held since 2000, and Portfolio Manager, a position he has held since 1979.  He is currently a member of the large cap value equity team.

Robert J. Chambers, CFA, joined Barrow Hanley in August 1994.  Mr. Chambers is a Managing Director and Portfolio Manager and serves as a member of the large cap value equity team.

Timothy J. Culler, CFA joined Barrow Hanley in May 1999.  Mr. Culler is a Managing Director and Portfolio Manager and serves as a member of the large cap value equity team.

J. Ray Nixon, Jr. joined Barrow Hanley in June 1994.  Mr. Nixon is an Executive Director and Portfolio Manager and serves as member of the large cap value equity team.

Mark Giambrone, CPA joined Barrow Hanley in January 1999.  Mr. Giambrone is a Managing Director and Portfolio Manager and serves as a member of the large cap value equity team.

Touchstone International Small Cap Fund

Stephen Dexter is the lead Portfolio Manager responsible for all final investment decisions. Denise Selden, CFA and David Shea, CFA are Portfolio Managers and assist Mr. Dexter on a daily basis.

Stephen Dexter serves as Partner and Chief Investment Officer / Lead Portfolio Manager for the Global Equities Team, positions he has held since joining Copper Rock in November 2008.  Prior to joining Copper Rock, Mr. Dexter served as Managing Director and as Chief Investment Officer for the Global and International Growth Equity Team at Putnam Investments from 1999 to October 2008.

Denise Selden, CFA, serves as Partner and Portfolio Manager on the Global Equities Team, positions she has held since joining Copper Rock in November 2008.  Prior to joining Copper Rock, Ms. Selden served as Managing Director and as Portfolio Manager on the Global and International Growth Equity Team at Putnam Investments from 1998 to October 2008.

David Shea, CFA, serves as Partner and Portfolio Manager on the Global Equities Team, positions he has held since joining Copper Rock in November 2008.  Prior to joining Copper Rock, Mr. Shea served as Senior Vice President and as Portfolio Manager on the Global and International Growth Equity Team at Putnam Investments from 2006 to October 2008.

Touchstone Capital Growth Fund

A team of portfolio managers comprise Ashfield’s Large Cap Investment Committee, which takes a team approach to applying the firm’s large cap growth equity investment philosophy and process.  All portfolio decisions are made collectively by consensus of the Committee.

Peter A. Johnson serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1994.

Gregory M. Jones, CFA, serves as Director of Global Equities and Portfolio Manager/Analyst for Ashfield, positions he has held since January 2011.  Prior to joining Ashfield, Mr. Jones served as Manager of Emerging Markets and Developed Asia for Omega Advisors from March 2010 to January 2011, and also as Chief Executive Officer of Jadeite Capital from 2007 to January 2011.  Mr. Jones served as Managing Director and Senior Portfolio Manager for Clay Finlay Inc. from 1995 to 2007.

J. Stephen Lauck, CFA, serves as President, CEO and Portfolio Manager/Analyst for Ashfield, a position he has held since 1984.

Marc W. Lieberman, CFA, serves as Director of Research since October 2010 and Portfolio Manager/Analyst for Ashfield since 2002.

J. Stephen Thornborrow serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1984.

Touchstone Mid Cap Value Opportunities Fund

Brett P. Hawkins, CFA, serves as Portfolio Manager.  Mr. Hawkins has served as a Portfolio Manager with TS&W since April 2001.

Touchstone Small Cap Value Opportunities Fund

Frank H. Reichel III, CFA, serves as Chief Investment Officer, a position he has held since January 2007, and Portfolio Manager, a position he has held since August 2000.

Touchstone Focused Fund

James Wilhelm, Vice President and Senior Portfolio Manager, joined Fort Washington in 2002. He has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and then was named Portfolio Manager in 2005. He became an Assistant Vice President in 2007 and then became Vice President in 2008.

Touchstone Dynamic Equity Fund

Harindra de Silva, Ph.D., CFA, serves as President and Portfolio Manager, positions he has held since 1998.  Dr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes.  Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies.

Dennis Bein, CFA, serves as Chief Investment Officer and Portfolio Manager, positions he has held since 2004.  Mr. Bein is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts.

Gregory McMurran has served as Chief Investment Officer and Portfolio Manager at Analytic since 1976.

Ryan Brown serves as Portfolio Manager, a position he has held since April 2010.  Mr. Brown served as a Portfolio Analyst with Analytic Investors from January 2007 to April 2010.  Mr. Brown is responsible for the ongoing research efforts for U.S. equity-based investment strategies. Prior to joining Analytic Investors, Mr. Brown worked for Beekman Capital Management as a research analyst from June 2006 to December 2006.

Touchstone Emerging Growth Fund

Tucker M. Walsh has served as Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager at Copper Rock since 2005.

David Cavanaugh has served as Co-Assistant Portfolio Manager, Senior Research Analyst and Partner at Copper Rock since 2005.

Greg Poulos, CFA has served as Co-Assistant Portfolio Manager, Senior Research Analyst and Partner at Copper Rock since 2005.

Touchstone International Equity Fund

Brendan O. Bradley has served as Senior Vice President and Director of Managed Volatility Strategies at Acadian since June 2010 and Senior Vice President, Portfolio Manager and Quantitative Research Specialist at Acadian since 2004.

John R. Chisholm has served as Executive Vice President and Chief Investment Officer at Acadian since January 2010 and Executive Vice President and Co-Chief Investment Officer at Acadian since 1987.

Ronald D. Frashure has served as President at Acadian since March 1988 and Chief Executive Officer at Acadian since January 2008.

Asha Mehta has served as Vice President and Portfolio Manager at Acadian since March 2010 and served as Associate Portfolio Manager at Acadian from March 2009 to February 2010.  Mr. Mehta also served as an Investment Research Analyst at Acadian from April 2007 to March 2009 and was a Manager at Johnson & Johnson from 2004 to April 2007.

Asset Allocation Funds

Peng Chen, Ph.D., CFA, Lead Portfolio Manager, has served as the President at Ibbotson since 2006 and was the Managing Director and Chief Investment Officer of Ibbotson from 1997 to 2006.

Brian Huckstep, CFA, Portfolio Manager, has served as a portfolio manager at Ibbotson since 2005.

Scott Wentsel, CFA, CFP, Portfolio Manager, has served as a Vice President and Senior Portfolio Manager at Ibbotson since 2005.

John Thompson, Jr., Co-Head Investment Advisory, and served as Vice President, Portfolio Manager & Director, Global Investment Services at Ibbotson from 2006 to 2011 and Portfolio Manager from 1999 to 2006.

Chris Armstrong, CFA, Portfolio Manager, has served as a portfolio manager at Ibbotson since 2005.

EXHIBIT D

OUTSTANDING SHARES OF THE OLD MUTUAL FUNDS

As of November 14, 2011, there were the following number of shares outstanding of each class of each Old Mutual Fund:

Old Mutual Fund	Class Z	Class A	Class C	Institutional Class
Old Mutual Analytic Fund	3,066,668.035	2,007,500.110	1,342,141.830	167.700
Old Mutual Analytic U.S. Long/Short Fund	1,683,161.411	184,597.596	—	879,997.162
Old Mutual Asset Allocation Balanced Portfolio	162,357.940	1,069,958.190	4,345,849.452	2,812.314
Old Mutual Asset Allocation Conservative Portfolio	208,793.285	532,742.032	1,770,602.051	577,185.738
Old Mutual Asset Allocation Growth Portfolio	133,851.262	1,110,503.982	2,793,352.406	1,435.911
Old Mutual Asset Allocation Moderate Growth Portfolio	111,043.180	1,618,784.163	5,274,137.315	707.052
Old Mutual Barrow Hanley Value Fund	13,153,619.500	350,257.910	—	5,994,167.575
Old Mutual Copper Rock Emerging Growth Fund	723,277.255	238,581.831	—	2,945,123.773
Old Mutual Copper Rock International Small Cap Fund	8,250,660.609	13,936.641	—	535,551.683
Old Mutual Focused Fund	24,144,234.810	357,006.985	—	1,348,659.689
Old Mutual International Equity Fund	57,353.705	34,570.957	—	3,086,161.628
Old Mutual Large Cap Growth Fund	9,195,289.409	41,908.753	—	717,518.330
Old Mutual TS&W Mid-Cap Value Fund	7,493,842.178	163,614.199	—	13,197,121.337
Old Mutual TS&W Small Cap Value Fund	4,610,951.096	139,246.545	—	990,355.977

D-1

EXHIBIT E

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of November 14, 2011, to the best knowledge of an Old Mutual Fund owned 5% or more of the outstanding shares of each class of each Old Mutual Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of an Old Mutual Fund is presumed to “control” the fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

OWNERSHIP OF THE OLD MUTUAL FUNDS

Fund and Class	Percentage Held

Old Mutual Analytic Fund – Class A

MERRILL LYNCH	10.42%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

PERSHING LLC	7.83%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Analytic Fund – Class C

MERRILL LYNCH	54.31%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Old Mutual Analytic Fund – Institutional Class

OLD MUTUAL CAPITAL FBO OLD U.S. HOLDINGS INC	100%
ATTN FINANCE DEPARTMENT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Analytic Fund – Class Z

CHARLES SCHWAB & CO INC	39.30%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES CORP	9.23%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	7.20%
PO BOX 2226
OMAHA NE 68103-2226

Fund and Class	Percentage Held

Old Mutual Analytic U.S. Long/Short Fund – Class A

MERRILL LYNCH	23.27%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

GARY GOODWIN & PATRICIA GOODWIN JTWROS	8.84%
SIMI VALLEY CA 93065-5304

PERSHING LLC	10.01%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Analytic U.S. Long/Short Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	37.22%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	26.00%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	25.05%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO	6.84%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual Analytic U.S. Long/Short Fund – Class Z

NATIONAL FINANCIAL SERVICES CORP	44.43%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

CHARLES SCHWAB & CO INC	20.19%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

Fund and Class	Percentage Held

Old Mutual Asset Allocation Balanced Portfolio – Class A

PERSHING LLC	20.69%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH	18.14%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Old Mutual Asset Allocation Balanced Portfolio – Class C

MERRILL LYNCH	36.94%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Old Mutual Asset Allocation Balanced Portfolio – Institutional Class

CHARLES SCHWAB & CO INC	99.98%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

Old Mutual Asset Allocation Balanced Portfolio – Class Z

MERRILL LYNCH	44.00%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

MILLPENCIL (US) LP	31.56%
C/O OLD MUTUAL US HOLDINGS INC
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Asset Allocation Conservative Portfolio – Class A

MERRILL LYNCH	15.78%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

PERSHING LLC	8.57%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Fund and Class	Percentage Held

Old Mutual Asset Allocation Conservative Portfolio – Class C

MERRILL LYNCH	31.58%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

PERSHING LLC	7.71%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Conservative Portfolio – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	98.03%
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Old Mutual Asset Allocation Conservative Portfolio – Class Z

CHARLES SCHWAB & CO INC	53.64%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES CORP	17.41%
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

MERRILL LYNCH	11.32%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

MILLPENCIL (US) LP	5.45%
C/O OLD MUTUAL US HOLDINGS INC
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Asset Allocation Growth Portfolio – Class A

PERSHING LLC	12.27%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH	8.14%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Fund and Class	Percentage Held

Old Mutual Asset Allocation Growth Portfolio – Class C

MERRILL LYNCH	27.70%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

PERSHING LLC	6.20%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Growth Portfolio – Institutional Class

CHARLES SCHWAB & CO INC	81.19%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

FIRST CLEARING LLC	18.78%
LEAH B KALTMAN CUST
JOSHUA B KALTMAN
LIVINGSTON NJ 07039-3339

Old Mutual Asset Allocation Growth Portfolio – Class Z

MERRILL LYNCH	44.93%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

MILLPENCIL (US) LP	30.77%
C/O OLD MUTUAL US HOLDINGS INC
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

EUGENE E SALTZBERG TR	5.69%
FBO EUGENE E SALTZBERG MD SC
PROFIT SHARING PLAN
HIGHLAND PARK IL 60035-3342

Old Mutual Asset Allocation Moderate Growth Portfolio – Class A

PERSHING LLC	14.50%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH	12.98%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Fund and Class	Percentage Held

Old Mutual Asset Allocation Moderate Growth Portfolio – Class C

MERRILL LYNCH	37.06%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Old Mutual Asset Allocation Moderate Growth Portfolio – Institutional Class

CHARLES SCHWAB & CO INC	99.94%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

Old Mutual Asset Allocation Moderate Growth Portfolio – Class Z

MERRILL LYNCH	42.94%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

MILLPENCIL (US) LP	41.37%
C/O OLD MUTUAL US HOLDINGS INC
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Barrow Hanley Value Fund – Class A

NATIONWIDE TRUST COMPANY FSB	55.38%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NFS LLC FEBO	9.86%
SKIN CARE PHYSICIANS INC 401K
1244 BOYLSTON STE 103 CHESTNUTHILLS, MA 02467

STATE STREET BK & TR CO CUST	7.94%
IRA R/O RONALD G MEASE
WILBRAHAM MA 01095-1747

Old Mutual Barrow Hanley Value Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	26.97%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	19.61%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	18.63%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Fund and Class	Percentage Held

JP MORGAN CHASE BANK AS TRUSTEE	9.15%
4 NEW YORK PLZ FL 15
NEW YORK NY 10004-2413

JAMES P BARROW	8.87%
DALLAS TX 75220

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO	5.24%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual Barrow Hanley Value Fund – Class Z

NATIONAL FINANCIAL SERVICES CORP	32.58%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

CHARLES SCHWAB & CO INC	20.50%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

UMBSC & CO	13.57%
FBO OMNIBUS-CASH INVESTMENT MANAGEMENT
PO BOX 419260
KANSAS CITY MO 64141-6260

Old Mutual Copper Rock Emerging Growth Fund – Class A

PERSHING LLC	11.38%
P O BOX 2052
JERSEY CITY NJ 07303-2052

NFS LLC FEBO	9.46%
TUCKER M WALSH
KATHLEEN M WALSH
NEWTON MA 02465

MERRILL LYNCH	7.52%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Fund and Class	Percentage Held

Old Mutual Copper Rock Emerging Growth Fund – Institutional Class

CHARLES SCHWAB & CO INC	29.02%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

SHEPHERD CENTER INC	22.42%
2020 PEACHTREE RD NW
ATLANTA GA 30309-1465

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	14.12%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

NATIONAL FINANCIAL SERVICES CORP	9.35%
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	7.76%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	6.96%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual Copper Rock Emerging Growth Fund – Class Z

CHARLES SCHWAB & CO INC	21.85%
SPECIAL CUSTODY AC FOR THE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

MERRILL LYNCH	10.12%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

NATIONAL FINANCIAL SERVICES CORP	10.04%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

TD AMERITRADE INC FOR THE	7.78%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

Fund and Class	Percentage Held

Old Mutual Copper Rock International Small Cap Fund – Class A

NATIONWIDE TRUST COMPANY FSB	21.86%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

RAYMOND JAMES & ASSOC INC CSDN	16.56%
FBO CHRISTINE SEMAS IRA
PO BOX 1874
HANFORD CA 93232-1874

AMERITRADE INC FBO	11.99%
PO BOX 2226
OMAHA NE 68103-2226

STATE STREET BK & TR CO CUST	11.24%
IRA R/O GIRISH V DATAR
PASHAN PUNE 411021 INDIA

MERRILL LYNCH	8.75%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

STATE STREET BK & TR CO CUST	5.04%
IRA A/C ROSS A KAISER
GRAND ISLAND NY 14072

Old Mutual Copper Rock International Small Cap Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	41.80%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	27.65%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	20.11%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

NATIONAL FINANCIAL SERVICES CORP	10.43%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Old Mutual Copper Rock International Small Cap Fund – Class Z

NATIONAL FINANCIAL SERVICES CORP	11.19%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Fund and Class	Percentage Held

CHARLES SCHWAB & CO INC	10.82%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

Old Mutual Focused Fund – Class A

PERSHING LLC	15.33%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH	6.30%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Old Mutual Focused Fund – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	43.24%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	22.24%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	15.72%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	14.43%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual Focused Fund – Class Z

CHARLES SCHWAB & CO INC	16.91%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES CORP	13.38%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Fund and Class	Percentage Held

Old Mutual International Equity Fund – Class A

PERSHING LLC	61.99%
P O BOX 2052
JERSEY CITY NJ 07303-2052

JACK GRAJEK	6.55%
SAN DIEGO CA 92130

Old Mutual International Equity Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	37.97%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	32.74%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	21.77%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO	7.34%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual International Equity Fund – Class Z

STATE STREET BK & TR CO CUST	25.18%
IRA R/O FERNE KOOLPE
PALO ALTO CA 94303

STATE STREET BK & TR CO CUST	8.31%
IRA R/O FANG-CHEN LUO
ZHUBEI CITY, HSCINCHU COUNTY

STATE STREET BK & TR CO CUST	5.64%
ROTH COMBINED IRA 1/1/1999
FBO GERARD Q KRILOFF
CATSKILL NY 12414

Old Mutual Large Cap Growth Fund – Class A

MERRILL LYNCH	39.99%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

Fund and Class	Percentage Held

NATIONWIDE TRUST COMPANY FSB	21.83%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UBS FINANCIAL SERVICES INC. FBO	5.60%
H A WILSON ROLLOVER IRA
SAND SPRINGS OK 74063

Old Mutual Large Cap Growth Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	36.91%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	28.86%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	26.79%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO	7.41%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual Large Cap Growth Fund – Class Z

CHARLES SCHWAB & CO INC	18.41%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES CORP	12.44%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Old Mutual TS&W Mid-Cap Value Fund – Class A

MERRILL LYNCH	18.54%
FOR THE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

NATIONWIDE TRUST COMPANY FSB	8.59%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

Fund and Class	Percentage Held

MATTHEW G THOMPSON	6.40%
RICHMOND VA 23226

UBS FINANCIAL SERVICES INC FBO	5.59%
TW 2011 TRUST
HARRISON NY 10528

Old Mutual TS&W Mid-Cap Value Fund – Institutional Class

MERRILL LYNCH	76.60%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	6.21%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual TS&W Mid-Cap Value Fund – Class Z

CHARLES SCHWAB & CO INC	24.17%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES CORP	19.46%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Old Mutual TS&W Small Cap Value Fund – Class A

PERSHING LLC	14.95%
P O BOX 2052
JERSEY CITY NJ 07303-2052

NATIONWIDE TRUST COMPANY FSB	10.94%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

Old Mutual TS&W Small Cap Value Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO	35.74%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Fund and Class	Percentage Held

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO	17.66%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO	16.07%
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

SEI PRIVATE TRUST COMPANY	15.75%
C/O BMO HARRIS BANK, NA
ATTN: MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

SAXON AND CO	7.73%
P.O. BOX 7780-1888
PHILADELPHIA PA 19182-0001

NATIONAL FINANCIAL SERVICES CORP	5.76%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

Old Mutual TS&W Small Cap Value Fund – Class Z

CHARLES SCHWAB & CO INC	23.61%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES CORP	11.51%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

WELLS FARGO BANK NA FBO	5.83%
ALEX LEE DIR INV
MINNEAPOLIS MN 55480

VRSCO	5.32%
FBO AIGFSB [CUST] [TTEE] FBO
BON SECOURS 403B PLAN
2929 ALLEN PKWY STE A6-20
HOUSTON TX 77019-7117
__________

*Old Mutual has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of each Old Mutual Fund, except as noted below, the ownership of shares of an Old Mutual Fund by executive officers and trustees of the Fund as a group constituted less than 1% of each outstanding class of shares of the Old Mutual Fund as of November 14, 2011. As of November 14, 2011, John R. Bartholdson, a Trustee of the Old Mutual Funds, owned approximately 1.077% of the outstanding Class Z shares of the Old Mutual Asset Allocation Growth Portfolio.

EXHIBIT F

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions – Issuer Diversification

Old Mutual Fund	Old Mutual Fund’s Fundamental Diversification Restriction	Corresponding Acquiring Fund’s Fundamental Diversification Restriction
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Growth Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Analytic Fund
Old Mutual International Equity Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual TS&W Mid-Cap Value Fund

Each Fund is a “diversified company” as defined in the 1940 Act. This means that each such Fund will not purchase the securities of any issuer if, as a result, such Fund would fail to be a diversified company within the meaning of the “1940 Act Laws, Interpretations, and Exemptions.”1  This restriction does not prevent the Funds from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Each Fund is a “diversified company” as defined in the 1940 Act.  This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

1The defined term “1940 Act Laws, Interpretations, and Exemptions” means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds.

Old Mutual Fund	Old Mutual Fund’s Fundamental Diversification Restriction	Corresponding Acquiring Fund’s Fundamental Diversification Restriction
Old Mutual Barrow Hanley Value Fund Old Mutual Large Cap Growth Fund Old Mutual Focused Fund	No fundamental policy. Each Fund is non-diversified.	No fundamental policy. Each Fund is non-diversified.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions – Borrowing  (combined with Senior Securities)

Old Mutual Fund	Old Mutual Fund’s Fundamental Borrowing Restriction	Corresponding Acquiring Fund’s Fundamental Borrowing Restriction
All Funds	No Fund may borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.	A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions  – Senior Securities

Old Mutual Fund	Old Mutual Fund’s Fundamental Senior Securities Restriction	Corresponding Acquiring Fund’s Fundamental Senior Securities Restriction
All Funds	[Included in restriction on borrowing, above.]	[Included in restriction on borrowing, above.]

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions  – Underwriting

Old Mutual Fund	Old Mutual Fund’s Fundamental Underwriting Restriction	Corresponding Acquiring Fund’s Fundamental Underwriting Restriction
All Funds
A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

A Fund may not underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions  – Industry Concentration

Old Mutual Fund	Old Mutual Fund’s Fundamental Industry Concentration Restriction	Corresponding Acquiring Fund’s Fundamental Industry Concentration Restriction
Old Mutual Asset Allocation Balanced Portfolio Old Mutual Asset Allocation Conservative Portfolio Old Mutual Asset Allocation Growth Portfolio Old Mutual Asset Allocation Moderate Growth Portfolio
No Asset Allocation Portfolio will make an investment that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and   Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit an Asset Allocation Portfolio’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In complying with this restriction, an Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual Focused Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual TS&W Mid-Cap Value Fund

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions  – Real Estate

Old Mutual Fund	Old Mutual Fund’s Fundamental Real Estate Restriction	Corresponding Acquiring Fund’s Fundamental Real Estate Restriction
All Funds
A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions  – Commodities

Old Mutual Fund	Old Mutual Fund’s Fundamental Commodities Restriction	Corresponding Acquiring Fund’s Fundamental Commodities Restriction
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Growth Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Analytic Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual Focused Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual TS&W Mid-Cap Value Fund

A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in  securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions  – Loans

Old Mutual Fund	Old Mutual Fund’s Fundamental Lending Restriction	Corresponding Acquiring Fund’s Fundamental Lending Restriction
All Funds
A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

*           *           *           *

Old Mutual Fund and Acquiring Fund Fundamental Investment Restrictions – Other Investment Companies

Old Mutual Fund	Old Mutual Fund’s Fundamental Restriction on Investments in Other Investment Companies	Corresponding Acquiring Fund’s Fundamental Restriction on Investments in Other Investment Companies
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Growth Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual Focused Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual TS&W Mid-Cap Value Fund

The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.
[No fundamental restriction.]
Old Mutual Analytic Fund	[No fundamental restriction.]	[No fundamental restriction.]

*           *           *           *

Old Mutual Fund and Acquiring Fund Non-Fundamental Investment Restrictions – Illiquid Securities

Old Mutual Fund	Old Mutual Fund’s Non-Fundamental Illiquid Securities Restriction	Corresponding Acquiring Fund’s Non-Fundamental Illiquid Securities Restriction
All Funds
A Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.
[No non-fundamental policy]

*           *           *           *

Old Mutual Fund and Acquiring Fund Non-Fundamental Investment Restrictions – Issuer Diversification

Old Mutual Fund	Old Mutual Fund’s Non-Fundamental Issuer Diversification Restriction	Corresponding Acquiring Fund’s Non-Fundamental Issuer Diversification Restriction
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Growth Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual TS&W Mid-Cap Value Fund

In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Old Mutual Fund	Old Mutual Fund’s Fundamental Diversification Restriction	Corresponding Acquiring Fund’s Fundamental Diversification Restriction
Old Mutual Analytic Fund	[No non-fundamental policy]
In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Old Mutual Focused Fund Old Mutual Barrow Hanley Value Fund Old Mutual Large Cap Growth Fund	[No non-fundamental policy]	[No non-fundamental policy]

*           *           *           *

Old Mutual Fund and Acquiring Fund Non-Fundamental Investment Restrictions – Borrowing (and Senior Securities)

Old Mutual Fund	Old Mutual Fund’s Non-Fundamental Borrowing (and Senior Securities) Restriction	Corresponding Acquiring Fund’s Non-Fundamental Borrowing (and Senior Securities) Restriction
Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Growth Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, each Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers, or current and future funds advised by the Fund’s investment adviser, Old Mutual Capital, Inc. (“Old Mutual” or the “Adviser”) or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A Fund may not purchase additional securities when borrowings exceed 5% of such Fund’s total assets.

In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

Old Mutual Fund	Old Mutual Fund’s Fundamental Diversification Restriction	Corresponding Acquiring Fund’s Fundamental Diversification Restriction
Old Mutual Barrow Hanley Value Fund

Old Mutual Copper Rock International Small Cap Fund

Old Mutual Focused Fund

Old Mutual Large Cap Growth Fund

Old Mutual TS&W Small Cap Value Fund

Old Mutual TS&W Mid-Cap Value Fund

In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser Old Mutual or whose investment adviser is controlling, controlled by, or under common control with Old Mutual (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A Fund may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

Old Mutual Analytic U.S. Long/Short Fund
In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser Old Mutual or whose investment adviser is controlling, controlled by, or under common control with Old Mutual (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.  The Fund may borrow for leveraging and may engage in short sales up to the limits described in the Fund’s prospectuses and SAI.

In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

Old Mutual Fund	Old Mutual Fund’s Fundamental Diversification Restriction	Corresponding Acquiring Fund’s Fundamental Diversification Restriction
Old Mutual Analytic Fund
Old Mutual Analytic Fund may not borrow money, except that: (i) it may borrow from banks (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (ii) it may borrow up to an additional 5% of its total assets for temporary purposes; (iii) each such Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) it may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, Old Mutual Analytic Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

*           *           *           *

Old Mutual Fund and Acquiring Fund Non-Fundamental Investment Restrictions – Industry Concentration

Old Mutual Fund	Old Mutual Fund’s Non-Fundamental Industry Concentration Restriction	Corresponding Acquiring Fund’s Non-Fundamental Industry Concentration Restriction
Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Growth Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Copper Rock International Small Cap Fund

Old Mutual Focused Fund

Old Mutual Large Cap Growth Fund

Old Mutual TS&W Small Cap Value Fund

Old Mutual TS&W Mid-Cap Value Fund

In complying with the fundamental investment restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as the World Bank, the European Union, and the European Coal and Steel Community, are deemed to be issuers conducting their  principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric, and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance, and diversified finance).
[No non-fundamental policy]
Old Mutual Analytic Fund Old Mutual International Equity Fund	[No non-fundamental policy.]	[No non-fundamental policy]

*           *           *           *

Old Mutual Fund and Acquiring Fund Non-Fundamental Investment Restrictions – Loans

Old Mutual Fund	Old Mutual Fund’s Non-Fundamental Lending Restriction	Corresponding Acquiring Fund’s Non-Fundamental Lending Restriction
All Funds
In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which a Fund may rely.

In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Statement of Additional Information.

*           *           *           *

Old Mutual Fund and Acquiring Fund Non-Fundamental Investment Restrictions – Open-End Investment Companies

Old Mutual Fund	Old Mutual Fund’s Non-Fundamental Restriction on Investments in Open-End Investment Companies	Corresponding Acquiring Fund’s Non-Fundamental Restriction on Investments in Open-End Investment Companies
Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Growth Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Copper Rock International Small Cap Fund

Old Mutual Large Cap Growth Fund

Old Mutual TS&W Small Cap Value Fund

Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

[No non-fundamental policy]
Old Mutual Analytic Fund
A Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other Affiliated Funds subject to the terms and  conditions of any exemptive orders issued by the SEC on which such Fund may rely.

A Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

[No non-fundamental policy]

Old Mutual Fund	Old Mutual Fund’s Fundamental Diversification Restriction	Corresponding Acquiring Fund’s Fundamental Diversification Restriction
Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Focused Fund

Old Mutual TS&W Mid-Cap Value Fund

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

A Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
[No non-fundamental policy]

*           *           *           *

EXHIBIT G

ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUNDS

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the financial intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Equity Funds.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. (“Touchstone Securities”) to a participating unaffiliated broker dealer.  There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund.  In addition, there is no front-end sales charge on the following purchases:

• Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.
• Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.
• Purchases by a trust department of any financial institution in its capacity as trustee to any trust.
• Purchases through authorized processing organizations described in this Proxy Statement/Prospectus.
• Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

• Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.
• Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.
• Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*
Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment objectives.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on the investment application and completing the “Eligibility for Exemption from Sales Charge” form.  You can obtain the application and form by calling Touchstone Securities at 1.800.543.0407 or by visiting the touchstoneinvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

• an individual, an individual’s spouse, an individual’s children under the age of 21;
• a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved;
• employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or
• an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

• Individual accounts
• Joint tenant with rights of survivorship accounts
• Uniform gift to minor accounts (“UGTMA”)
• Trust accounts
• Estate accounts

• Guardian/Conservator accounts
• IRA accounts, including Traditional, Roth, SEP and SIMPLE
• Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information. Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone Securities at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of each Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares

Institutional shares of each Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Dealer Compensation. Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.  Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.  For more information on payment arrangements, please see the section entitled “The Distributor” in the Statement of Additional Information to this Joint Proxy Statement/Prospectus.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” below.) Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

• Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.
• Send your check with the completed investment application by regular mail to Touchstone Securities, P.O. Box 9878, Providence, RI 02940-8078, or by overnight mail to Touchstone Securities, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.
• Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
• You may also open an account through your financial advisor.

Through your financial institution

• You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.
• Your financial institution will act as the shareholder of record of your shares.
• Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
• Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.
• Your financial institution may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.
• Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with the Funds’ prospectus.

By exchange

• Class A shares may be exchanged into any other Touchstone Class A Funds at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.
• Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.
• Class Y shares and Institutional shares are exchangeable with other Class Y and Institutional share classes respectively, as long as applicable investment minimums and the proper selling agreement requirements are met.
• You do not have to pay any exchange fee for your exchange.
• Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
• If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.
• If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.
• You should carefully review the disclosure provided in this Joint Proxy Statement/Prospectus and the Funds’ prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.
• You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Through retirement plans

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

• Traditional Individual Retirement Accounts (“IRAs”)
• Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)
• Spousal IRAs
• Roth Individual Retirement Accounts (“Roth IRAs”)
• Coverdell Education Savings Accounts (“Education IRAs”)
• Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

• Defined benefit plans
• Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
• 457 plans

Special Tax Consideration
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone Securities at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with the Funds’ Prospectus.  You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

• Charge a fee for its services
• Act as the shareholder of record of the shares
• Set different minimum initial and additional investment requirements
• Impose other charges and restrictions
• Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

• Complete the investment form provided at the bottom of a recent account statement.
• Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.
• Write your account number on the check.
• Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.
• If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

• Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.
• Contact your bank and ask it to wire federal funds to Touchstone Securities. Specify your name and account number when remitting the Funds.
• Your bank may charge a fee for handling wire transfers.
• Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

• You may add to your account by exchanging shares from another Touchstone Fund.
• For information about how to exchange shares among the Touchstone Funds, see “Opening an Account - By exchange” above.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment objective and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in a Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in a Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in a Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities- By telephone

• You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.
• To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.
• Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.
• If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.
• Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone Securities (or send by overnight delivery), a written request for the sale of your shares.
• In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

• Requiring personal identification
• Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records
• Mailing checks only to the account address shown on Touchstone Securities’ records
• Directing wires only to the bank account shown on Touchstone Securities’ records
• Providing written confirmation for transactions requested by telephone
• Digitally recording instructions received by telephone

Through Touchstone Securities- By mail

• Write to Touchstone Securities.
• Indicate the number of shares or dollar amount to be sold.
• Include your name and account number.
• Sign your request exactly as your name appears on your investment application.
• You may be required to have your signature guaranteed (See “Signature Guarantees” below for more information).

Through Touchstone Securities- By wire

• Complete the appropriate information on the investment application.
• You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.
• Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.
• Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone Securities for more information.

Through Touchstone Securities- Through a systematic withdrawal plan

• You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
• Withdrawals can be made monthly, quarterly, semiannually or annually.
• There is no fee for this service.
• There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution or Authorized Processing Organization

• You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.
• Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.
• Your financial institution may charge you a fee for selling your shares.
• Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

• The redemption is due to the death or post-purchase disability of a shareholder
• The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value
• The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution
• The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 ½

When we determine whether a CDSC is payable on a redemption, we assume that:

• The redemption is made first from amounts not subject to a CDSC; then
• From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker dealer.

The Statement of Additional Information to this Proxy Statement/Prospectus contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

• Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
• Proceeds are being sent to an address other than the address of record
• Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account
• Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request
• Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone Securities directly)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Securities at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities.  If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV.  Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”). Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

• When the NYSE is closed on days other than customary weekends and holidays
• When trading on the NYSE is restricted
• During any other time when the SEC, by order, permits.

Redemption in Kind. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

• All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.
• Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

• All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
• Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
• Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

• If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
• If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

• If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of a Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  All Funds, except the Touchstone Value Fund, Touchstone Conservative Allocation Fund and Touchstone Balanced Allocation Fund, distribute their income, if any, annually to shareholders.  The Touchstone Value Fund distributes its income, if any, semi-annually to shareholders, and the Touchstone Conservative Allocation Fund and Touchstone Balanced Allocation Fund distribute their income, if any, quarterly to shareholders.  Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Securities, P.O. Box 9878, Providence, RI 02940-8078, or by overnight mail to Touchstone Securities, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. If you hold your shares through a financial institution, you must contact it to elect cash payment.

Tax Information

The tax information in this Proxy Statement/Prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Proxy Statement/Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Proxy Statement/Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Statement of Additional Information to this Proxy Statement/Prospectus. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

FINANCIAL HIGHLIGHTS

The Old Mutual Funds will be the accounting survivors and each Fund will adopt the financial statements and financial history of the corresponding Old Mutual Fund upon the consummation of the Reorganization.

EXHIBIT H-1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of [insert date], by and among:  (i) Old Mutual Funds I, a Delaware statutory trust (“Acquired Trust”), on behalf of each of the series reflected below in the table contained in Recital A (each an “Acquired Fund”); and (ii) Touchstone Strategic Trust, a Massachusetts business trust (“Acquiring Trust”), on behalf of each of the series reflected below in the table contained in Recital A (each an “Acquiring Fund”) (collectively, the “Parties” and each, a “Party”). Old Mutual Capital, Inc., a Delaware corporation (“Old Mutual Capital”), joins this Agreement solely for purposes of paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14 and Article VII; Touchstone Advisors, Inc., an Ohio corporation (“Touchstone”), joins this Agreement solely for purposes of paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14 and Article VII.  Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A. The following chart shows (i) each Acquired Fund and its classes of shares and (ii) the corresponding Acquiring Fund with its classes of shares:

Acquired Fund, each a series of Old Mutual Funds I	Acquiring Fund, each a series of Touchstone Strategic Trust
Old Mutual Analytic Fund Class A Class C Class Z Institutional Class	Touchstone Dynamic Equity Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Balanced Portfolio Class A Class C Class Z Institutional Class	Touchstone Balanced Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Conservative Portfolio Class A Class C Class Z Institutional Class	Touchstone Conservative Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Growth Portfolio Class A Class C Class Z Institutional Class	Touchstone Growth Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Moderate Growth Portfolio Class A Class C Class Z Institutional Class	Touchstone Moderate Growth Allocation Fund Class A Class C Class Y Institutional Class

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Old Mutual International Equity Fund Class A Class Z Institutional Class	Touchstone International Equity Fund Class A Class Y Institutional Class
Old Mutual Copper Rock Emerging Growth Fund Class A Class Z Institutional Class	Touchstone Emerging Growth Fund Class A Class Y Institutional Class

B. Each Acquired Fund and each Acquiring Fund are each a separate series of an open-end, registered investment company of the management type.

C. Each Acquired Fund and each Acquiring Fund are each authorized to issue shares of beneficial interest.

D. The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

E. Each reorganization shall consist of:  (1) all of the Fund Assets (as defined below) of an Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for the corresponding class of the Acquiring Fund as set forth on Exhibit A to this Agreement (each, a “Corresponding Class”) and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s Liabilities (as defined below), and (2) Corresponding Class shares of the corresponding Acquiring Fund of equal value to the net assets of the Acquired Fund being acquired will be distributed to holders of shares of the Acquired Fund in the manner set forth in Exhibit A of this Agreement, in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

F. The Board of Trustees of the Acquired Trust (the “Old Mutual Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of the Acquired Trust, has determined with respect to each Acquired Fund that: (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the value of the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the Reorganization.

G. The Board of Trustees of the Acquiring Trust (the “Touchstone Board”), including a majority of Independent Trustees of the Acquiring Trust, has determined with respect to each Acquiring Fund that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, if any, and (2) the value of the interests of existing shareholders, if any, of the Acquiring Fund will not be diluted as a result of its effecting the Reorganization.

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H. The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization and it is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others.

I. For convenience, the balance of this Agreement refers only to a single Reorganization, one Acquired Fund and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Acquired Fund and Acquiring Fund participating therein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Old Mutual Capital and Touchstone to the extent indicated above, intending to be legally bound hereby, agree as follows:

                                                                            ARTICLE I

THE REORGANIZATION

1.1 The Reorganization.  In accordance with the Agreement and Declaration of Trust and the Amended and Restated By-laws, as they may be amended from time to time, of the Acquired Trust (the “Old Mutual Governing Documents”), at the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer all Fund Assets, subject to all of the liabilities of the Acquired Fund (the “Liabilities”), to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Acquired Fund.  In consideration of the foregoing, the Acquiring Fund, at the Effective Time shall deliver to the Acquired Fund full and fractional (to the third decimal place) shares of the Acquiring Fund.  The aggregate number of shares of the Acquiring Fund shall be determined as set forth in paragraph 2.3 by dividing (a) the value of the Fund Assets attributable to the Acquired Fund, net of the Acquired Fund’s Liabilities (computed as of the Valuation Time (as defined below) in the manner set forth in paragraph 2.1), by (b) the net asset value of one share of the corresponding class of the Acquiring Fund shares (computed as of the Valuation Time in the manner set forth in paragraph 2.2).  Holders of each class of shares of the Acquired Fund will receive shares of the Corresponding Class, as set forth in Section E of the Recitals and Exhibit A to this Agreement, of the Acquiring Fund, as set forth in Section A of the Recitals. At and after the Effective Time, all of the Fund Assets of the Acquired Fund shall become and be included in the Fund Assets of the Acquiring Fund and the Liabilities of the Acquired Fund shall become and be the Liabilities of and shall attach to the Acquiring Fund.  At and after the Effective Time, the Liabilities of the Acquired Fund may be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Acquired Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that the Acquiring Trust or the Acquiring Fund may from time to time be entitled to assert.

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1.2 The Acquired Fund Assets.

(a) At least ten Business Days prior to the Valuation Time, the Acquired Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Acquired Fund.  Prior to the execution of this Agreement, the Acquiring Fund has provided the Acquired Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Acquired Fund with a written notice of any changes thereto through the Valuation Time.  The Acquired Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b) At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on the Acquired Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Acquired Fund’s Fund Assets.  Under such circumstances, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser or sub-adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Time.  Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments of the Acquired Fund, if, in the reasonable judgment of the Old Mutual Board or the Acquired Fund’s investment adviser or sub-adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and its shareholders.

1.3 Assumption of Liabilities.  The Acquired Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities of the Acquired Fund prior to or at the Effective Time.  The Acquiring Fund will assume all of the Liabilities of the Acquired Fund.

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1.4 Distribution of Acquiring Fund Shares.  Immediately upon receipt, the Acquired Fund will distribute the Corresponding Class shares of the Acquiring Fund received by the Acquired Fund from the Acquiring Fund pursuant to paragraph 1.1  pro rata to the record holders of shares of the Acquired Fund.  Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the Acquired Fund’s account on the Books and Records of the Acquiring Fund to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder.  All issued and outstanding shares of the Acquired Fund will, without further notice, be cancelled promptly by the Acquired Fund on the Acquired Fund’s Books and Records.  Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Acquired Fund in accordance with paragraph 1.1 above.  In addition, each record holder of the Acquired Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Acquired Fund at or before the Valuation Time.

1.5 Liquidation of the Acquired Fund.  As soon as conveniently practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, the Acquired Fund shall take, in accordance with Delaware law, the 1940 Act and the Old Mutual Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Acquired Fund.

1.6 Transfer Taxes.  Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Acquired Fund shares on the Acquired Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Acquired Fund.  The net asset value of a share of each class of the Acquired Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 Net Asset Value of the Acquiring Fund.  The net asset value per share of each Corresponding Class of the Acquiring Fund shall be the net asset value per share of the Corresponding Class of the Acquired Fund as of the Valuation Time.  The net asset value of the Acquiring Fund and the Acquired Fund will be determined by using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

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2.3 Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be the number of outstanding Acquired Fund Shares as of the Valuation Time.

2.4 Determination of Net Asset Value.  All computations of net asset value and the value of securities transferred under this Article II shall be made by BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), sub-administrator for the Acquired Fund, in accordance with its regular practice and the requirements of the 1940 Act.

2.5 Valuation Time.  “Valuation Time” shall mean 4:00 PM Eastern Time of the Business Day preceding the Effective Time.

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1 Effective Time and Closing.  Subject to the terms and conditions set forth herein, the Reorganization shall occur immediately prior to the opening of business on April 16, 2012, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Effective Time”).  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time, the Acquired Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter.  The closing of the Reorganization shall be held in person, by facsimile, by e-mail or by such other communication means as may be mutually agreed by the Parties, at the Effective Time (the “Closing”).

3.2 Transfer and Delivery of Fund Assets.  The Acquired Fund shall direct The Bank of New York Mellon (“Acquired Fund Custodian”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund at  the Closing, or promptly thereafter, consistent with commercially reasonable standards, a certificate of an authorized officer certifying that: (a) Acquired Fund Custodian delivered the Fund Assets of the Acquired Fund to the Acquiring Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

3.3 Acquiring Fund Share Records. The Acquiring Fund shall deliver to an officer of the Acquired Trust at the Closing a confirmation evidencing that:  (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Acquired Fund on the Books and Records of the Acquired Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the Acquired Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4 Postponement of Valuation Time and Effective Time.  If immediately prior to the Valuation Time:  (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Acquired Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time and Effective Time shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each Party.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Acquired Trust.  The Acquired Trust, on behalf of the Acquired Fund, hereby represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquired Fund.  The Acquired Fund has full power under the Old Mutual Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns.  The Acquired Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Acquired Fund.

(b) The execution, delivery and performance of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein will have been duly and validly authorized by the Old Mutual Board, and the Old Mutual Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Acquired Fund and to call a meeting of shareholders of the Acquired Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby.  Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Old Mutual Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Acquired Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Acquired Fund or the consummation of the Reorganization contemplated herein.  This Agreement has been duly and validly executed and delivered by the Acquired Trust on behalf of the Acquired Fund and assuming due authorization, execution and delivery hereof by the Acquiring Trust on behalf of the Acquiring Fund, is a legal, valid and binding obligation of the Acquired Trust, as it relates to the Acquired Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

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(c) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share.  Each share represents a fractional undivided interest in the Acquired Fund.  The issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable.  There are no outstanding options, warrants or other rights of any kind to acquire from the Acquired Fund any shares of any series or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquired Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Acquired Fund has no share certificates outstanding.

(d) The Acquired Fund has no subsidiaries.

(e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Acquired Fund, and upon the effectiveness of the Registration Statement (as defined below), the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of the Old Mutual Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which the Acquired Trust is a party or by which the Acquired Trust or the Acquired Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Trust or the Acquired Fund is bound, (iii) result in a breach or violation by the Acquired Trust or the Acquired Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body other than such documents as are necessary to terminate the Acquired Funds as a series of a Delaware statutory trust.

(f) (i)                   Prior to the execution of this Agreement, the Acquired Fund has delivered to the Acquiring Trust true and complete copies of the Acquired Fund’s audited statements of assets and liabilities of as of July 31, 2011, or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Acquired Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

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(iii) To the best of the Acquired Fund’s Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Acquired Fund’s audited financial statements as of July 31, 2011, or in the notes thereto, or as previously disclosed in writing to the Acquiring Trust, there are no liabilities against, relating to or affecting the Acquired Fund, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Acquired Fund.  In particular, since July 31, 2011 to the best of the Acquired Fund’s Knowledge and except as disclosed in writing to the Acquiring Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Acquired Fund that would have a Material Adverse Effect on the Acquired Fund or its properties or assets other than changes occurring in the ordinary course of business.

(g) As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Acquired Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Acquired Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(h) The minute books and other similar records of the Acquired Trust as made available to the Acquiring Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund, the Old Mutual Board and committees of the Old Mutual Board.  The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Fund.

(i) The Acquired Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(j) Except as set forth in writing to the Acquiring Fund, there is no Action or Proceeding pending against the Acquired Fund or, to the best of the Acquired Fund’s Knowledge, threatened against, relating to or affecting, the Acquired Trust or the Acquired Fund.

(k) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Acquired Trust or the Acquired Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

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(l) The Acquired Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with applicable provisions of the Old Mutual Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(m) With respect to periods on or after December 31, 2005, all federal and other tax returns and reports of the Acquired Fund and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund all federal and other tax returns and reports of the Acquired Fund, required by Law to have been filed were timely filed (giving effect to extensions) and are or were true, correct and complete in all material respects as of the time of their filing.  With respect to periods on or after December 31, 2005, all known taxes of the Acquired Fund which are due and payable (whether or not shown on any tax return) and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund all taxes of the Acquired Fund which are or were due and payable (whether or not shown on any tax return), have been timely paid in full or provision has been made for payment thereof.  The Acquired Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement.  With respect to periods on or after December 31, 2005, all of the Acquired Fund’s tax liabilities and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund the Acquired Fund’s tax liabilities, shall have been adequately provided for on its Books and Records in respect of all periods ended on or before the date of such Books and Records.  With respect to periods on or after December 31, 2005, the Acquired Fund has not and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund the Acquired Fund has not, had any tax deficiency or liability asserted against it or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Acquired Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Acquired Fund’s Knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(n) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times through the Effective Time.  The Acquired Fund has not at any time since its inception been liable for and is not now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund has no other tax liability (foreign, state, local), except as accrued on the Acquired Fund’s Books and Records.  The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

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(o) The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(p) Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(q) The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(r) The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s) Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a tax-free reorganization under the Code within the preceding twelve months.

(t) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(u) All issued and outstanding shares of the Acquired Fund have been offered and sold by the Acquired Fund in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Acquiring Fund in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Acquired Fund is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(v) The current prospectus and statement of additional information of the Acquired Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Acquired Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.  The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund.

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(w) The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in the Acquiring Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Trust or the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Trust or the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquired Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquiring Trust or the Acquiring Fund, including information furnished by the Acquiring Trust to the Acquired Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on the Acquiring Trust’s website or the SEC’s public disclosure system.

(x) Except as previously disclosed in writing to the Acquiring Trust, at the Effective Time, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Fund Assets, deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Fund Assets consisting of restricted securities) or as otherwise disclosed to the Acquiring Trust at least fifteen Business Days prior to the Effective Time, provided that the Acquiring Fund will acquire Fund Assets that are segregated or pledged as collateral for the Acquired Fund’s short sale and derivative positions (if any), including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Fund Assets.

(y) The Acquired Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

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(z) Except as disclosed in writing to the Acquiring Fund, to the best of the Acquired Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquired Fund or its properties or assets other than changes occurring in the ordinary course of business.

4.2 Representations and Warranties of the Acquiring Trust.  The Acquiring Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Acquired Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund.  The Acquiring Fund has full power under the Acquiring Trust’s Restated Agreement and Declaration of Trust, as amended from time to time, and By-laws (“Touchstone Governing Documents”) to conduct its business as it is now being conducted and to own properties and assets for itself.  The Acquiring Fund will prior to the Effective Time have all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business.

(b) The execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Touchstone Board and the Touchstone Board has approved the Reorganization.  No action on the part of the shareholders of the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund or the consummation of the Reorganization.  This Agreement has been duly and validly executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by the Acquired Trust on behalf of the Acquired Fund, is a legal, valid and binding obligation of the Acquiring Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest without par value.  As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class.  As of the Valuation Time, the outstanding shares of beneficial interest of the Acquiring Fund will consist solely of  shares having the characteristics described in the Acquiring Fund’s prospectus effective at such time.  There are no outstanding options, warrants or other rights of any kind to acquire from the Acquiring Fund any shares of any series or equity interests of the Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquiring Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

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(d) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Acquired Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of the Touchstone Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Trust or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Trust or the Acquiring Fund is bound, (iii) result in a breach or violation by the Acquiring Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e) Except as set forth in writing to the Acquired Fund, there is no Action or Proceeding pending against the Acquiring Trust or the Acquiring Fund or, to the best of the Acquiring Trust’s Knowledge, threatened against, relating to or affecting, the Acquiring Trust or the Acquiring Fund.

(f) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Acquiring Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g) The Acquiring Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect, and the Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Touchstone Governing Documents and in and compliance in all material respects with the 1940 Act and its rules and regulations.

(h) The Acquiring Fund is, and will at the Effective Time be, a new series portfolio of the Acquiring Trust created within the last 12 months, and such Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time.

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(i) The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations).  It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a “regulated investment company” under Subchapter M of the Code and until such time shall take all steps reasonably necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.  The Acquiring Fund is and will at the Effective Time be treated as a separate corporation under Section 851(g) of the Code.

(j) The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of the Acquired Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.  In regard to the statement above that the Acquiring Fund shares will be non-assessable, it is noted that the Acquiring Trust is a “Massachusetts business trust” and under Massachusetts’ Law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund; however, the Acquiring Fund has included appropriate provisions disclaiming such liability in all material contracts entered into between the Acquiring Fund and any third-party.

(k) As of the Valuation Time, the Acquiring Fund’s prospectus and statement of additional information will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquiring Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquiring Trust and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Trust or the Acquired Fund and furnished by the Acquired Fund to the Acquiring Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

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(m) The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(n) The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(o) Except as disclosed in writing to the Acquired Fund, to the best of the Acquiring Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquiring Fund other than changes occurring in the ordinary course of business.

(p) The Acquiring Trust is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(q) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Touchstone or its Affiliates.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business.  After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Acquired Fund and the Acquiring Fund only in the ordinary course and in accordance with this Agreement.  It is understood that such ordinary course of business with respect to the Acquired Fund shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; (c) the continued good faith performance by the investment adviser, sub-adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Acquired Fund and applicable Law; and (d) the continued compliance with the Acquired Fund’s prospectus and statement of additional information.  It is understood that such ordinary course of business with respect to the Acquiring Fund shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.  No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Parties to this Agreement shall take any action or cause any action to be taken that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

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5.2 Shareholders’ Meeting.  The Acquired Trust will call, convene and hold a meeting of shareholders of the Acquired Fund as soon as practicable, in accordance with applicable Law and the Old Mutual Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable.  In the event that, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Old Mutual Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus in order to permit further solicitation of proxies.

5.3 Proxy Statement/Prospectus and Registration Statement.  The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Acquired Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Old Mutual Governing Documents.  Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Acquired Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.4 Information.  The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Acquired Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party.  Such cooperation shall include providing copies of reasonably requested documents and other information.  Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

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5.5 Notice of Material Changes.  Each Party will notify the other Parties of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.6 Financial Statements.  At the Closing, the Acquired Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Acquired Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time.  These financial statements will present fairly in all material respects the financial position and portfolio investments of the Acquired Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Acquired Fund not disclosed in said financial statements.  These financial statements shall be certified by the Treasurer of the Acquired Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence.  The Acquired Fund also will deliver to the Acquiring Fund at the Effective Time (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund and (ii) a statement of earnings and profits of the Acquired Fund for federal income tax purposes that shall be carried over by the Acquired Fund as a result of Code Section 381 and which shall be certified by an officer of the Acquired Fund.

5.7 Other Necessary Action.  The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.8 Books and Records.  Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.9 Issued Shares.  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time.  Said shares when issued and delivered will be registered under the 1933 Act, will be duly and validly issued, fully paid and non-assessable.  No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.  The shareholders of the Acquired Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization.  The contingent deferred sales charge (“CDSC”) applicable to Class A and Class C shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A and Class C shares, respectively, of the Acquired Fund and, for purposes of calculating the CDSC, recipients of such Class A and Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Acquired Fund were acquired by the shareholder.

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5.10 Liquidation of Acquired Fund.  The Acquired Trust and the Acquired Fund agree that the liquidation and termination of the Acquired Fund shall be effected in the manner provided in the Old Mutual Governing Documents in accordance with applicable Law, and that on and after the Effective Time, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination, or the satisfaction of any provisions of this Agreement as set forth in Section 10.5.

5.11 Final Tax Returns and Forms 1099 of Acquired Fund.  After the Effective Time, except as otherwise agreed to by the parties, the Acquired Fund shall or shall cause its agents to prepare any federal, state or local returns, including any Forms 1099, required to be filed by the Acquired Fund with respect to the taxable year ending on or prior to the Effective Time and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

5.12 Regulatory Filings.  The Acquired Trust and the Acquired Fund agree to file all necessary or appropriate reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Acquired Trust and the Acquired Fund.

5.13 Compliance Section 15(f).  The Acquiring Trust agrees that, for the minimum time periods specified in Section 15(f) of the 1940 Act it shall take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least seventy-five percent (75%) of the trustees of the Acquiring Fund shall not be “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Fund’s investment adviser or the Acquired Fund’s investment adviser; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) shall be imposed on the Acquiring Fund; and (iii) each vacancy among the trustees of the Acquiring Fund which must be filled by a person who is an interested person neither of the Acquiring Fund’s investment adviser nor of the Acquired Fund’s investment adviser so as to comply with Section 15(f) of the 1940 Act, as if such Section were applicable, shall be filled in the manner specified by Section 16(b) of the 1940 Act.  The Acquiring Trust may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Acquired Fund’s investment adviser.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of the Acquired Trust.  The obligation of the Acquired Trust, on behalf of the Acquired Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Acquired Trust in writing:

(a) All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Acquiring Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

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(b) The Acquiring Fund shall have furnished to the Acquired Fund the opinion of Pepper Hamilton LLP dated as of the Effective Time, substantially to the effect that:

(i) the Acquiring Trust is a business trust, validly existing under Massachusetts Law, and has power under the Touchstone Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) the Acquiring Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Massachusetts Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv) except as disclosed in writing to the Acquired Fund, such counsel knows of no material legal proceedings pending or threatened in writing against the Acquiring Trust;

(v) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by the Acquired Trust on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Touchstone Governing Documents or any material agreement or instrument pertaining to the Acquiring Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by the Acquiring Trust;

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(viii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Acquiring Trust or the Acquiring Fund of any terms, conditions, or provisions of any federal securities Law or Massachusetts Law as it relates to voluntary associations commonly referred to as “Massachusetts business trusts;” and

(ix) to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts Law.

In rendering such opinion, Pepper Hamilton LLP may rely upon certificates of officers of the Acquiring Trust and of public officials as to matters of fact.

(c) The Acquiring Fund shall have furnished to the Acquired Fund a certificate of the Acquiring Fund, signed by the President or Vice President and Treasurer of the Acquiring Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) To the best of their Knowledge, the representations and warranties of the Acquiring Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and the Acquiring Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to the Acquiring Trust’s Knowledge, threatened in writing.

(d) An officer of the Acquired Trust shall have received the confirmation from the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e) The Acquiring Fund shall have duly executed and delivered to the Acquired Fund such assumptions of Liabilities and other instruments as the Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund.

6.2 Conditions Precedent to Obligations of the Acquiring Trust.  The obligation of the Acquiring Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust and the Acquired Fund of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Acquiring Trust in writing:

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(a) All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Acquired Fund and the Acquired Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b) The Acquired Fund shall have furnished to the Acquiring Fund the opinion of Stradley Ronon Stevens & Young, LLP dated as of the Effective Time, substantially to the effect that:

(i) the Acquired Trust is a statutory trust, validly existing and in good standing under the Delaware Statutory Trust Act, and has power under the Old Mutual Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) the Acquired Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) all issued and outstanding shares of the Acquired Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv) except as disclosed in writing to the Acquiring Fund, such counsel knows of no material legal proceedings pending or threatened in writing against the Acquired Trust;

(v) this Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery by the Acquiring Trust on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi) to the knowledge of such counsel, as of the date of its mailing, the Proxy Statement/Prospectus, and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

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(vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Old Mutual Governing Documents or any material agreement or instrument pertaining to the Acquired Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by the Acquired Trust;

(viii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Acquired Fund of any terms, conditions, or provisions of any federal securities Law or the Delaware Statutory Trust Act; and

(ix) to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such authorizations and filings as are necessary to terminate the Acquired Funds as series of a Delaware statutory trust.

In rendering such opinion, Stradley Ronon Stevens & Young, LLP may rely upon certificates of officers of the Acquired Trust and of public officials as to matters of fact.

(c) The Acquired Fund shall have furnished to the Acquiring Fund the unaudited statements required by paragraph 5.6.

(d) The Acquired Fund shall have furnished to the Acquiring Fund a certificate of the Acquired Fund, signed by the President or Vice President and Treasurer of the Acquired Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) to the best of their Knowledge, the representations and warranties of the Acquired Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and the Acquired Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) since the date of the most recent financial statements of the Acquired Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business of the Acquired Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e) The Acquired Fund shall have duly executed and delivered to the Acquiring Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Acquired Fund’s custodian and instructions to the Acquiring Trust’s transfer agent (“Transfer Documents”) as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Acquired Fund in and to the respective Fund Assets of the Acquired Fund.  In each case, the Fund Assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

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(f) The Acquiring Fund shall have received:  (i) a certificate of an authorized signatory of Acquired Fund Custodian, as custodian for the Acquired Fund, stating that the Fund Assets of the Acquired Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from Brown Brothers Harriman & Co., as custodian for the Acquiring Fund, stating that the Fund Assets of the Acquired Fund have been received; and (iii) a certificate of an authorized signatory of the Acquired Fund confirming that the Acquired Fund has delivered its records containing the names and addresses of the record holders of each series of the Acquired Fund shares and the number and percentage (to three decimal places) of ownership of each series of the Acquired Fund shares owned by each such holder as of the close of business at the Valuation Time.

(g) At the Valuation Time and Effective Time, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Acquired Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act.  At the Valuation Time and Effective Time, all Liabilities chargeable to the Acquired Fund which are required to be reflected in the net asset value per share of a share class of the Acquired Fund in accordance with applicable Law will be reflected in the net asset value per share of the Acquired Fund.

(h) Except for those agreements set forth on Schedule 6.2(h), the Acquired Fund’s agreements with each of its service contractors shall have terminated at the Effective Time, and each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3 Other Conditions Precedent.  Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Old Mutual Governing Documents, applicable Delaware Law and the 1940 Act.  Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the conditions set forth in this paragraph 6.3(a).

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(b) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(c) Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in liquidation to the Acquired Fund shareholders in exchange for their Acquired Fund shares, all as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund shareholders in liquidation, as contemplated in this Agreement;

(iii) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in this Agreement;

(iv) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(v) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(vi) Under Code Section 354, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund Shares in the Reorganization;

(vii) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii) Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset on the date of the Reorganization.

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No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 6.3(c).

(d) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  No Action or Proceeding against the Acquired Fund or the Acquiring Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

(e) Closing of the purchase agreement by and among Touchstone Advisors, Inc., Old Mutual Capital, Inc. and Old Mutual (US) Holdings Inc., dated October 4, 2011 shall have occurred.

ARTICLE VII

EXPENSES

7.1 Touchstone (or any Affiliate thereof) and/or Old Mutual Capital (or any Affiliate thereof) will bear and pay, in such proportion as may be agreed upon by such parties, all fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated.  Reorganization expenses include, without limitation, obtaining shareholder approval of the Reorganization.

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7.2 All such fees and expenses so borne and paid by Touchstone, Old Mutual Capital and/or their Affiliates shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Touchstone, Old Mutual Capital and/or their Affiliates to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.  The responsibility for payment shall be allocated between Touchstone and Old Mutual Capital (or any Affiliate thereof) as may be agreed by and between Touchstone and Old Mutual Capital.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1 Amendments.  The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of shareholders of the Acquired Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further shareholder approval.  Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

8.2 Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a) by the mutual written consent of the Parties;

(b) by the Acquired Trust (i) following a material breach by the Acquiring Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Acquiring Trust or the Acquiring Fund;

(c) by the Acquiring Trust (i) following a material breach by the Acquired Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquired Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 (other than 6.3(a) if the shareholder meeting has been duly adjourned to a date prior to the Final Effective Time) are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Acquired Trust or the Acquired Fund;

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(d) by either the Acquiring Trust or the Acquired Trust by written notice to the other following a determination by the terminating Party’s Board that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e) by either the Acquiring Trust or the Acquired Trust if the Effective Time does not occur by June 29, 2012 (the “Final Effective Time”), unless extended by mutual agreement and evidenced by a writing signed by an authorized officer of each Party.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1 Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law or otherwise reasonably deemed necessary or appropriate by authorized officers of the Funds, on the written advice of counsel, in which case the Party issuing such statement or communication shall advise the other Parties prior to such issuance.

9.2 Confidentiality.  (a) The Parties, Touchstone and Old Mutual Capital (for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Parties, Touchstone and Old Mutual Capital agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

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ARTICLE X

MISCELLANEOUS

10.1 Entire Agreement.  This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement.  This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2 Notices.  All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to the Acquired Trust:

Joan R. Gulinello, Esq.
Old Mutual Asset Management
200 Clarendon Street
53rd Floor
Boston, MA 02116
Telephone No.: (617) 369-7379
Facsimile No.: (617) 369-7479
E-mail: jgulinello@oldmutualus.com

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With a copy (which shall not constitute notice) to:

Matthew R. DiClemente, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA  19103
Telephone: (215) 564-8173
Facsimile No.: (215) 564-8120
E-mail: mdiclemente@stradley.com

If to the Acquiring Trust:

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, OH 45202
Attention:  Steven M. Graziano
Telephone No.:  (513) 362-8292
Facsimile No.:  (513) 362-8315
E-mail:                       steve.graziano@touchstoneinvestments.com

With a copy (which shall not constitute notice) to:

Law Department
Western & Southern Financial Group, Inc.
400 Broadway
Cincinnati, OH 45202
Attention:  Kevin L. Howard, Esq.
Telephone No.:  (513) 361-6675
Facsimile No.:  (513) 629-1044
E-mail:                       kevin.howard@wslife.com

John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
Telephone No.:  (215) 981-4009
Facsimile No.:  (215) 981-4750
E-mail:                       fordjm@pepperlaw.com

10.3 Waiver.  The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

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10.4 Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties.  Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5 Survival.  Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder.  The covenants in paragraphs 1.3, 1.5, 5.10, 5.11, 5.12, 5.13, 7.1, 7.2, 9.2, 10.9, 10.13 and 10.14, this paragraph 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

10.6 Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7 Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8 Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of Laws.

10.9 Further Assurances.  Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder.  In addition, the Acquired Fund shall deliver or cause to be delivered to the Acquiring Trust at the Closing, the Books and Records of the Acquired Fund (regardless of whose possession they are in).

10.10 Beneficiaries.  Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Acquired Fund).

10.11 Validity.  Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

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10.12 Effect of Facsimile Signature.  A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13 The Acquiring Trust Liability.  The name “Touchstone Strategic Trust” is the designation of the trustees for the time being under a Restated Agreement and Declaration of Trust of the Trust dated May 19, 1993, as amended through November 17, 2011, and all Persons dealing with the Acquiring Trust or the Acquiring Fund must look solely to the property of the Acquiring Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust.  No other portfolio of the Acquiring Trust shall be liable for any claims against the Acquiring Fund.  The Parties, along with Touchstone and Old Mutual Capital, specifically acknowledge and agree that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of the Acquiring Trust shall be liable with respect thereto.

10.14 The Acquired Trust Liability.  The name “Old Mutual Funds I” is the designation of the trustees for the time being under an Agreement and Declaration of Trust, dated May 27, 2004, as amended through May 18, 2010, and all Persons dealing with the Acquired Trust or the Acquired Fund must look solely to the property of the Acquired Trust or the Acquired Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Trust.  No other portfolio of the Acquired Trust shall be liable for any claims against the Acquired Fund.  The Parties, along with Touchstone and Old Mutual Capital, specifically acknowledge and agree that any liability of the Acquired Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other portfolio of the Acquired Trust shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

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“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Acquired Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Old Mutual Capital” has the meaning specified in the preamble.

“Effective Time” has the meaning specified in paragraph 3.1.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Acquired Fund may have against any Person), litigation proceeds of any type (including, without limitation, proceeds resulting from litigation involving portfolio securities as well as market timing/late trading actions or settlements) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Acquired Fund, and any prepaid expenses shown on the Acquired Fund’s books at the Valuation Time, excluding the Acquired Fund’s rights under this Agreement.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“BNY Mellon” has the meaning specified in paragraph 2.4.

“Knowledge” means (i) with respect to the Acquired Trust and the Acquired Fund, the actual knowledge after reasonable inquiry of the Acquired Trust’s trustees or officers and Old Mutual Capital in its capacity as adviser to the Acquired Fund; and (ii) with respect to the Acquiring Trust and the Acquiring Fund, the actual knowledge after reasonable inquiry of the Acquiring Trust’s trustees or officers, or Touchstone in its respective capacity as a service provider to the Acquiring Trust.

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“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Liabilities” means all liabilities of the Acquired Fund.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person.  For purposes of this definition, a decline in net asset value of the Acquired Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“Acquired Fund” has the meaning specified in the preamble.

“Old Mutual Board” has the meaning specified in the recitals.

“Acquired Trust” has the meaning specified in the preamble.

“NYSE” means New York Stock Exchange.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Protected Persons” has the meaning specified in paragraph 9.2.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(p).

“Registration Statement” has the meaning specified in paragraph 4.1(p).

“Reorganization” has the meaning specified in the recitals.

“Acquired Fund” has the meaning specified in the preamble.

“Old Mutual Governing Documents” has the meaning specified in paragraph 1.1.

“SEC” means the U.S. Securities and Exchange Commission.

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“Acquiring Trust” has the meaning specified in the preamble.

“Touchstone Board” has the meaning specified in the recitals.

“Touchstone Governing Documents” has the meaning specified in paragraph 4.3(a).

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.5.

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IN WITNESS WHEREOF, the Parties, Touchstone and Old Mutual Capital have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

OLD MUTUAL FUNDS I, on behalf of each of the following of its separate series identified on Exhibit A hereto

By:
Name:
Title:

TOUCHSTONE STRATEGIC TRUST, on behalf of each of its separate series identified on Exhibit A hereto

By:
Name:
Title:

OLD MUTUAL CAPITAL, INC.

By:
Name:
Title:

Solely for purposes of Article VII and
Paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14

TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

Solely for purposes of Article VII and
Paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14

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EXHIBIT A

The following chart shows (i) each Acquired Fund and its classes of shares and (ii) the corresponding Acquiring Fund with its classes of shares:

Acquired Fund, each a series of Old Mutual Funds I	Acquiring Fund, each a series of Touchstone Strategic Trust
Old Mutual Analytic Fund Class A Class C Class Z Institutional Class	Touchstone Dynamic Equity Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Balanced Portfolio Class A Class C Class Z Institutional Class	Touchstone Balanced Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Conservative Portfolio Class A Class C Class Z Institutional Class	Touchstone Conservative Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Growth Portfolio Class A Class C Class Z Institutional Class	Touchstone Growth Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual Asset Allocation Moderate Growth Portfolio Class A Class C Class Z Institutional Class	Touchstone Moderate Growth Allocation Fund Class A Class C Class Y Institutional Class
Old Mutual International Equity Fund Class A Class Z Institutional Class	Touchstone International Equity Fund Class A Class Y Institutional Class
Old Mutual Copper Rock Emerging Growth Fund Class A Class Z Institutional Class	Touchstone Emerging Growth Fund Class A Class Y Institutional Class

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EXHIBIT H-2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of [insert date], by and among:  (i) Old Mutual Funds II, a Delaware statutory trust (“Acquired Trust”), on behalf of each of the series reflected below in the table contained in Recital A (each an “Acquired Fund”); and (ii) Touchstone Strategic Trust, a Massachusetts business trust (“Acquiring Trust”), on behalf of each of the series reflected below in the table contained in Recital A (each an “Acquiring Fund”) (collectively, the “Parties” and each, a “Party”). Old Mutual Capital, Inc., a Delaware corporation (“Old Mutual Capital”), joins this Agreement solely for purposes of paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14 and Article VII; Touchstone Advisors, Inc., an Ohio corporation (“Touchstone”), joins this Agreement solely for purposes of paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14 and Article VII.  Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A. The following chart shows (i) each Acquired Fund and its classes of shares and (ii) the corresponding Acquiring Fund with its classes of shares:

Acquired Fund, each a series of Old Mutual Funds II	Acquiring Fund, each a series of Touchstone Strategic Trust
Old Mutual Analytic U.S. Long/Short Fund Class A Class Z Institutional Class	Touchstone US Long/Short Fund Class A Class Y Institutional Class
Old Mutual Barrow Hanley Value Fund Class A Class Z Institutional Class	Touchstone Value Fund Class A Class Y Institutional Class
Old Mutual Copper Rock International Small Cap Fund Class A Class Z Institutional Class	Touchstone International Small Cap Fund Class A Class Y Institutional Class
Old Mutual Focused Fund Class A Class Z Institutional Class	Touchstone Focused Fund Class A Class Y Institutional Class
Old Mutual Large Cap Growth Fund Class A Class Z Institutional Class	Touchstone Capital Growth Fund Class A Class Y Institutional Class
Old Mutual TS&W Small Cap Value Fund Class A Class Z Institutional Class	Touchstone Small Cap Value Opportunities Fund Class A Class Y Institutional Class

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Acquired Fund, each a series of Old Mutual Funds II	Acquiring Fund, each a series of Touchstone Strategic Trust
Old Mutual TS&W Mid-Cap Value Fund Class A Class Z Institutional Class	Touchstone Mid Cap Value Opportunities Fund Class A Class Y Institutional Class

B. Each Acquired Fund and each Acquiring Fund are each a separate series of an open-end, registered investment company of the management type.

C. Each Acquired Fund and each Acquiring Fund are each authorized to issue shares of beneficial interest.

D. The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

E. Each reorganization shall consist of:  (1) all of the Fund Assets (as defined below) of an Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for the corresponding class of the Acquiring Fund as set forth on Exhibit A to this Agreement (each, a “Corresponding Class”) and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s Liabilities (as defined below), and (2) Corresponding Class shares of the corresponding Acquiring Fund of equal value to the net assets of the Acquired Fund being acquired will be distributed to holders of shares of the Acquired Fund in the manner set forth in Exhibit A of this Agreement, in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

F. The Board of Trustees of the Acquired Trust (the “Old Mutual Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of the Acquired Trust, has determined with respect to each Acquired Fund that: (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the value of the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the Reorganization.

G. The Board of Trustees of the Acquiring Trust (the “Touchstone Board”), including a majority of Independent Trustees of the Acquiring Trust, has determined with respect to each Acquiring Fund that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, if any, and (2) the value of the interests of existing shareholders, if any, of the Acquiring Fund will not be diluted as a result of its effecting the Reorganization.

H. The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization and it is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others.

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I. For convenience, the balance of this Agreement refers only to a single Reorganization, one Acquired Fund and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Acquired Fund and Acquiring Fund participating therein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Old Mutual Capital and Touchstone to the extent indicated above, intending to be legally bound hereby, agree as follows:

                                                                               ARTICLE I

THE REORGANIZATION

1.1 The Reorganization.  In accordance with the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-laws, as they may be amended from time to time, of the Acquired Trust (the “Old Mutual Governing Documents”), at the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer all Fund Assets, subject to all of the liabilities of the Acquired Fund (the “Liabilities”), to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Acquired Fund.  In consideration of the foregoing, the Acquiring Fund, at the Effective Time shall deliver to the Acquired Fund full and fractional (to the third decimal place) shares of the Acquiring Fund.  The aggregate number of shares of the Acquiring Fund shall be determined as set forth in paragraph 2.3 by dividing (a) the value of the Fund Assets attributable to the Acquired Fund, net of the Acquired Fund’s Liabilities (computed as of the Valuation Time (as defined below) in the manner set forth in paragraph 2.1), by (b) the net asset value of one share of the corresponding class of the Acquiring Fund shares (computed as of the Valuation Time in the manner set forth in paragraph 2.2).  Holders of each class of shares of the Acquired Fund will receive shares of the Corresponding Class, as set forth in Section E of the Recitals and Exhibit A to this Agreement, of the Acquiring Fund, as set forth in Section A of the Recitals. At and after the Effective Time, all of the Fund Assets of the Acquired Fund shall become and be included in the Fund Assets of the Acquiring Fund and the Liabilities of the Acquired Fund shall become and be the Liabilities of and shall attach to the Acquiring Fund.  At and after the Effective Time, the Liabilities of the Acquired Fund may be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Acquired Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that the Acquiring Trust or the Acquiring Fund may from time to time be entitled to assert.

1.2 The Acquired Fund Assets.

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(a) At least ten Business Days prior to the Valuation Time, the Acquired Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Acquired Fund.  Prior to the execution of this Agreement, the Acquiring Fund has provided the Acquired Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Acquired Fund with a written notice of any changes thereto through the Valuation Time.  The Acquired Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b) At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on the Acquired Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Acquired Fund’s Fund Assets.  Under such circumstances, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser or sub-adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Time.  Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments of the Acquired Fund, if, in the reasonable judgment of the Old Mutual Board or the Acquired Fund’s investment adviser or sub-adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and its shareholders.

1.3 Assumption of Liabilities.  The Acquired Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities of the Acquired Fund prior to or at the Effective Time.  The Acquiring Fund will assume all of the Liabilities of the Acquired Fund.

1.4 Distribution of Acquiring Fund Shares.  Immediately upon receipt, the Acquired Fund will distribute the Corresponding Class shares of the Acquiring Fund received by the Acquired Fund from the Acquiring Fund pursuant to paragraph 1.1  pro rata to the record holders of shares of the Acquired Fund.  Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the Acquired Fund’s account on the Books and Records of the Acquiring Fund to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder.  All issued and outstanding shares of the Acquired Fund will, without further notice, be cancelled promptly by the Acquired Fund on the Acquired Fund’s Books and Records.  Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Acquired Fund in accordance with paragraph 1.1 above.  In addition, each record holder of the Acquired Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Acquired Fund at or before the Valuation Time.

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1.5 Liquidation of the Acquired Fund.  As soon as conveniently practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, the Acquired Fund shall take, in accordance with Delaware law, the 1940 Act and the Old Mutual Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Acquired Fund.

1.6 Transfer Taxes.  Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Acquired Fund shares on the Acquired Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Acquired Fund.  The net asset value of a share of each class of the Acquired Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 Net Asset Value of the Acquiring Fund.  The net asset value per share of each Corresponding Class of the Acquiring Fund shall be the net asset value per share of the Corresponding Class of the Acquired Fund as of the Valuation Time.  The net asset value of the Acquiring Fund and the Acquired Fund will be determined by using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be the number of outstanding Acquired Fund Shares as of the Valuation Time.

2.4 Determination of Net Asset Value.  All computations of net asset value and the value of securities transferred under this Article II shall be made by BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), sub-administrator for the Acquired Fund, in accordance with its regular practice and the requirements of the 1940 Act.

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2.5 Valuation Time.  “Valuation Time” shall mean 4:00 PM Eastern Time of the Business Day preceding the Effective Time.

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1 Effective Time and Closing.  Subject to the terms and conditions set forth herein, the Reorganization shall occur immediately prior to the opening of business on April 16, 2012, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Effective Time”).  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time, the Acquired Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter.  The closing of the Reorganization shall be held in person, by facsimile, by e-mail or by such other communication means as may be mutually agreed by the Parties, at the Effective Time (the “Closing”).

3.2 Transfer and Delivery of Fund Assets.  The Acquired Fund shall direct The Bank of New York Mellon (“Acquired Fund Custodian”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund at  the Closing, or promptly thereafter, consistent with commercially reasonable standards, a certificate of an authorized officer certifying that: (a) Acquired Fund Custodian delivered the Fund Assets of the Acquired Fund to the Acquiring Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

3.3 Acquiring Fund Share Records. The Acquiring Fund shall deliver to an officer of the Acquired Trust at the Closing a confirmation evidencing that:  (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Acquired Fund on the Books and Records of the Acquired Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the Acquired Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4 Postponement of Valuation Time and Effective Time.  If immediately prior to the Valuation Time:  (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Acquired Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time and Effective Time shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each Party.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Acquired Trust.  The Acquired Trust, on behalf of the Acquired Fund, hereby represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquired Fund.  The Acquired Fund has full power under the Old Mutual Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns.  The Acquired Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Acquired Fund.

(b) The execution, delivery and performance of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein will have been duly and validly authorized by the Old Mutual Board, and the Old Mutual Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Acquired Fund and to call a meeting of shareholders of the Acquired Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby.  Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Old Mutual Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Acquired Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Acquired Fund or the consummation of the Reorganization contemplated herein.  This Agreement has been duly and validly executed and delivered by the Acquired Trust on behalf of the Acquired Fund and assuming due authorization, execution and delivery hereof by the Acquiring Trust on behalf of the Acquiring Fund, is a legal, valid and binding obligation of the Acquired Trust, as it relates to the Acquired Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

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(c) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share.  Each share represents a fractional undivided interest in the Acquired Fund.  The issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable.  There are no outstanding options, warrants or other rights of any kind to acquire from the Acquired Fund any shares of any series or equity interests of the Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquired Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Acquired Fund has no share certificates outstanding.

(d) The Acquired Fund has no subsidiaries.

(e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Acquired Fund, and upon the effectiveness of the Registration Statement (as defined below), the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of the Old Mutual Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which the Acquired Trust is a party or by which the Acquired Trust or the Acquired Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Trust or the Acquired Fund is bound, (iii) result in a breach or violation by the Acquired Trust or the Acquired Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body other than such documents as are necessary to terminate the Acquired Funds as a series of a Delaware statutory trust.

(f) (i)                   Prior to the execution of this Agreement, the Acquired Fund has delivered to the Acquiring Trust true and complete copies of the Acquired Fund’s audited statements of assets and liabilities of as of March 31, 2011, and unaudited statements of assets and liabilities as of September 30, 2011, or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Acquired Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

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(iii) To the best of the Acquired Fund’s Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Acquired Fund’s audited financial statements as of March 31, 2011, and unaudited financial statements as of September 30, 2011, or in the notes thereto, or as previously disclosed in writing to the Acquiring Trust, there are no liabilities against, relating to or affecting the Acquired Fund, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Acquired Fund.  In particular, since September 30, 2011 to the best of the Acquired Fund’s Knowledge and except as disclosed in writing to the Acquiring Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Acquired Fund that would have a Material Adverse Effect on the Acquired Fund or its properties or assets other than changes occurring in the ordinary course of business.

(g) As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Acquired Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Acquired Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(h) The minute books and other similar records of the Acquired Trust as made available to the Acquiring Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund, the Old Mutual Board and committees of the Old Mutual Board.  The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Fund.

(i) The Acquired Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(j) Except as set forth in writing to the Acquiring Fund, there is no Action or Proceeding pending against the Acquired Fund or, to the best of the Acquired Fund’s Knowledge, threatened against, relating to or affecting, the Acquired Trust or the Acquired Fund.

(k) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Acquired Trust or the Acquired Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

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(l) The Acquired Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with applicable provisions of the Old Mutual Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(m) With respect to periods on or after December 31, 2005, all federal and other tax returns and reports of the Acquired Fund and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund all federal and other tax returns and reports of the Acquired Fund, required by Law to have been filed were timely filed (giving effect to extensions) and are or were true, correct and complete in all material respects as of the time of their filing.  With respect to periods on or after December 31, 2005, all known taxes of the Acquired Fund which are due and payable (whether or not shown on any tax return) and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund all taxes of the Acquired Fund which are or were due and payable (whether or not shown on any tax return), have been timely paid in full or provision has been made for payment thereof.  The Acquired Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement.  With respect to periods on or after December 31, 2005, all of the Acquired Fund’s tax liabilities and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund the Acquired Fund’s tax liabilities, shall have been adequately provided for on its Books and Records in respect of all periods ended on or before the date of such Books and Records.  With respect to periods on or after December 31, 2005, the Acquired Fund has not and, with respect to periods prior to December 31, 2005, to the Knowledge of the Acquired Fund the Acquired Fund has not, had any tax deficiency or liability asserted against it or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Acquired Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Acquired Fund’s Knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(n) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times through the Effective Time.  The Acquired Fund has not at any time since its inception been liable for and is not now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund has no other tax liability (foreign, state, local), except as accrued on the Acquired Fund’s Books and Records.  The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(o) The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

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(p) Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(q) The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(r) The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s) Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a tax-free reorganization under the Code within the preceding twelve months.

(t) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(u) All issued and outstanding shares of the Acquired Fund have been offered and sold by the Acquired Fund in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Acquiring Fund in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Acquired Fund is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(v) The current prospectus and statement of additional information of the Acquired Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Acquired Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.  The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund.

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(w) The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in the Acquiring Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Trust or the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Trust or the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquired Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquiring Trust or the Acquiring Fund, including information furnished by the Acquiring Trust to the Acquired Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on the Acquiring Trust’s website or the SEC’s public disclosure system.

(x) Except as previously disclosed in writing to the Acquiring Trust, at the Effective Time, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Fund Assets, deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Fund Assets consisting of restricted securities) or as otherwise disclosed to the Acquiring Trust at least fifteen Business Days prior to the Effective Time, provided that the Acquiring Fund will acquire Fund Assets that are segregated or pledged as collateral for the Acquired Fund’s short sale and derivative positions (if any), including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Fund Assets.

(y) The Acquired Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(z) Except as disclosed in writing to the Acquiring Fund, to the best of the Acquired Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquired Fund or its properties or assets other than changes occurring in the ordinary course of business.

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4.2 Representations and Warranties of the Acquiring Trust.  The Acquiring Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Acquired Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund.  The Acquiring Fund has full power under the Acquiring Trust’s Restated Agreement and Declaration of Trust, as amended from time to time, and By-laws (“Touchstone Governing Documents”) to conduct its business as it is now being conducted and to own properties and assets for itself.  The Acquiring Fund will prior to the Effective Time have all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business.

(b) The execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Touchstone Board and the Touchstone Board has approved the Reorganization.  No action on the part of the shareholders of the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund or the consummation of the Reorganization.  This Agreement has been duly and validly executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by the Acquired Trust on behalf of the Acquired Fund, is a legal, valid and binding obligation of the Acquiring Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest without par value.  As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class.  As of the Valuation Time, the outstanding shares of beneficial interest of the Acquiring Fund will consist solely of  shares having the characteristics described in the Acquiring Fund’s prospectus effective at such time.  There are no outstanding options, warrants or other rights of any kind to acquire from the Acquiring Fund any shares of any series or equity interests of the Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquiring Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

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(d) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Acquired Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of the Touchstone Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Trust or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Trust or the Acquiring Fund is bound, (iii) result in a breach or violation by the Acquiring Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e) Except as set forth in writing to the Acquired Fund, there is no Action or Proceeding pending against the Acquiring Trust or the Acquiring Fund or, to the best of the Acquiring Trust’s Knowledge, threatened against, relating to or affecting, the Acquiring Trust or the Acquiring Fund.

(f) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Acquiring Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g) The Acquiring Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect, and the Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Touchstone Governing Documents and in and compliance in all material respects with the 1940 Act and its rules and regulations.

(h) The Acquiring Fund is, and will at the Effective Time be, a new series portfolio of the Acquiring Trust created within the last 12 months, and such Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time.

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(i) The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations).  It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a “regulated investment company” under Subchapter M of the Code and until such time shall take all steps reasonably necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.  The Acquiring Fund is and will at the Effective Time be treated as a separate corporation under Section 851(g) of the Code.

(j) The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of the Acquired Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.  In regard to the statement above that the Acquiring Fund shares will be non-assessable, it is noted that the Acquiring Trust is a “Massachusetts business trust” and under Massachusetts’ Law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund; however, the Acquiring Fund has included appropriate provisions disclaiming such liability in all material contracts entered into between the Acquiring Fund and any third-party.

(k) As of the Valuation Time, the Acquiring Fund’s prospectus and statement of additional information will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquiring Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquiring Trust and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Trust or the Acquired Fund and furnished by the Acquired Fund to the Acquiring Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

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(m) The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(n) The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(o) Except as disclosed in writing to the Acquired Fund, to the best of the Acquiring Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquiring Fund other than changes occurring in the ordinary course of business.

(p) The Acquiring Trust is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(q) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Touchstone or its Affiliates.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business.  After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Acquired Fund and the Acquiring Fund only in the ordinary course and in accordance with this Agreement.  It is understood that such ordinary course of business with respect to the Acquired Fund shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; (c) the continued good faith performance by the investment adviser, sub-adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Acquired Fund and applicable Law; and (d) the continued compliance with the Acquired Fund’s prospectus and statement of additional information.  It is understood that such ordinary course of business with respect to the Acquiring Fund shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.  No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Parties to this Agreement shall take any action or cause any action to be taken that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

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5.2 Shareholders’ Meeting.  The Acquired Trust will call, convene and hold a meeting of shareholders of the Acquired Fund as soon as practicable, in accordance with applicable Law and the Old Mutual Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable.  In the event that, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Old Mutual Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus in order to permit further solicitation of proxies.

5.3 Proxy Statement/Prospectus and Registration Statement.  The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Acquired Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Old Mutual Governing Documents.  Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Acquired Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.4 Information.  The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Acquired Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party.  Such cooperation shall include providing copies of reasonably requested documents and other information.  Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.5 Notice of Material Changes.  Each Party will notify the other Parties of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

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5.6 Financial Statements.  At the Closing, the Acquired Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Acquired Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time.  These financial statements will present fairly in all material respects the financial position and portfolio investments of the Acquired Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Acquired Fund not disclosed in said financial statements.  These financial statements shall be certified by the Treasurer of the Acquired Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence.  The Acquired Fund also will deliver to the Acquiring Fund at the Effective Time (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund and (ii) a statement of earnings and profits of the Acquired Fund for federal income tax purposes that shall be carried over by the Acquired Fund as a result of Code Section 381 and which shall be certified by an officer of the Acquired Fund.

5.7 Other Necessary Action.  The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.8 Books and Records.  Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.9 Issued Shares.  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time.  Said shares when issued and delivered will be registered under the 1933 Act, will be duly and validly issued, fully paid and non-assessable.  No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.  The shareholders of the Acquired Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization.  The contingent deferred sales charge (“CDSC”) applicable to Class A and Class C shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A and Class C shares, respectively, of the Acquired Fund and, for purposes of calculating the CDSC, recipients of such Class A and Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Acquired Fund were acquired by the shareholder.

5.10 Liquidation of Acquired Fund.  The Acquired Trust and the Acquired Fund agree that the liquidation and termination of the Acquired Fund shall be effected in the manner provided in the Old Mutual Governing Documents in accordance with applicable Law, and that on and after the Effective Time, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination, or the satisfaction of any provisions of this Agreement as set forth in Section 10.5.

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5.11 Final Tax Returns and Forms 1099 of Acquired Fund.  After the Effective Time, except as otherwise agreed to by the parties, the Acquired Fund shall or shall cause its agents to prepare any federal, state or local returns, including any Forms 1099, required to be filed by the Acquired Fund with respect to the taxable year ending on or prior to the Effective Time and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

5.12 Regulatory Filings.  The Acquired Trust and the Acquired Fund agree to file all necessary or appropriate reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Acquired Trust and the Acquired Fund.

5.13 Compliance Section 15(f).  The Acquiring Trust agrees that, for the minimum time periods specified in Section 15(f) of the 1940 Act it shall take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least seventy-five percent (75%) of the trustees of the Acquiring Fund shall not be “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Fund’s investment adviser or the Acquired Fund’s investment adviser; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) shall be imposed on the Acquiring Fund; and (iii) each vacancy among the trustees of the Acquiring Fund which must be filled by a person who is an interested person neither of the Acquiring Fund’s investment adviser nor of the Acquired Fund’s investment adviser so as to comply with Section 15(f) of the 1940 Act, as if such Section were applicable, shall be filled in the manner specified by Section 16(b) of the 1940 Act.  The Acquiring Trust may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Acquired Fund’s investment adviser.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of the Acquired Trust.  The obligation of the Acquired Trust, on behalf of the Acquired Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Acquired Trust in writing:

(a) All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Acquiring Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

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(b) The Acquiring Fund shall have furnished to the Acquired Fund the opinion of Pepper Hamilton LLP dated as of the Effective Time, substantially to the effect that:

(i) the Acquiring Trust is a business trust, validly existing under Massachusetts Law, and has power under the Touchstone Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) the Acquiring Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Massachusetts Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv) except as disclosed in writing to the Acquired Fund, such counsel knows of no material legal proceedings pending or threatened in writing against the Acquiring Trust;

(v) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by the Acquired Trust on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Touchstone Governing Documents or any material agreement or instrument pertaining to the Acquiring Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by the Acquiring Trust;

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(viii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Acquiring Trust or the Acquiring Fund of any terms, conditions, or provisions of any federal securities Law or Massachusetts Law as it relates to voluntary associations commonly referred to as “Massachusetts business trusts;” and

(ix) to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts Law.

In rendering such opinion, Pepper Hamilton LLP may rely upon certificates of officers of the Acquiring Trust and of public officials as to matters of fact.

(c) The Acquiring Fund shall have furnished to the Acquired Fund a certificate of the Acquiring Fund, signed by the President or Vice President and Treasurer of the Acquiring Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) To the best of their Knowledge, the representations and warranties of the Acquiring Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and the Acquiring Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to the Acquiring Trust’s Knowledge, threatened in writing.

(d) An officer of the Acquired Trust shall have received the confirmation from the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e) The Acquiring Fund shall have duly executed and delivered to the Acquired Fund such assumptions of Liabilities and other instruments as the Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund.

6.2 Conditions Precedent to Obligations of the Acquiring Trust.  The obligation of the Acquiring Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust and the Acquired Fund of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Acquiring Trust in writing:

(a) All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Acquired Fund and the Acquired Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

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(b) The Acquired Fund shall have furnished to the Acquiring Fund the opinion of Stradley Ronon Stevens & Young, LLP dated as of the Effective Time, substantially to the effect that:

(i) the Acquired Trust is a statutory trust, validly existing and in good standing under the Delaware Statutory Trust Act, and has power under the Old Mutual Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) the Acquired Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) all issued and outstanding shares of the Acquired Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv) except as disclosed in writing to the Acquiring Fund, such counsel knows of no material legal proceedings pending or threatened in writing against the Acquired Trust;

(v) this Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery by the Acquiring Trust on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi) to the knowledge of such counsel, as of the date of its mailing, the Proxy Statement/Prospectus, and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

(vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Old Mutual Governing Documents or any material agreement or instrument pertaining to the Acquired Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by the Acquired Trust;

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(viii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Acquired Fund of any terms, conditions, or provisions of any federal securities Law or the Delaware Statutory Trust Act; and

(ix) to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such authorizations and filings as are necessary to terminate the Acquired Funds as series of a Delaware statutory trust.

In rendering such opinion, Stradley Ronon Stevens & Young, LLP may rely upon certificates of officers of the Acquired Trust and of public officials as to matters of fact.

(c) The Acquired Fund shall have furnished to the Acquiring Fund the unaudited statements required by paragraph 5.6.

(d) The Acquired Fund shall have furnished to the Acquiring Fund a certificate of the Acquired Fund, signed by the President or Vice President and Treasurer of the Acquired Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) to the best of their Knowledge, the representations and warranties of the Acquired Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and the Acquired Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) since the date of the most recent financial statements of the Acquired Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business of the Acquired Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e) The Acquired Fund shall have duly executed and delivered to the Acquiring Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Acquired Fund’s custodian and instructions to the Acquiring Trust’s transfer agent (“Transfer Documents”) as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Acquired Fund in and to the respective Fund Assets of the Acquired Fund.  In each case, the Fund Assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

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(f) The Acquiring Fund shall have received:  (i) a certificate of an authorized signatory of Acquired Fund Custodian, as custodian for the Acquired Fund, stating that the Fund Assets of the Acquired Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from Brown Brothers Harriman & Co., as custodian for the Acquiring Fund, stating that the Fund Assets of the Acquired Fund have been received; and (iii) a certificate of an authorized signatory of the Acquired Fund confirming that the Acquired Fund has delivered its records containing the names and addresses of the record holders of each series of the Acquired Fund shares and the number and percentage (to three decimal places) of ownership of each series of the Acquired Fund shares owned by each such holder as of the close of business at the Valuation Time.

(g) At the Valuation Time and Effective Time, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Acquired Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act.  At the Valuation Time and Effective Time, all Liabilities chargeable to the Acquired Fund which are required to be reflected in the net asset value per share of a share class of the Acquired Fund in accordance with applicable Law will be reflected in the net asset value per share of the Acquired Fund.

(h) Except for those agreements set forth on Schedule 6.2(h), the Acquired Fund’s agreements with each of its service contractors shall have terminated at the Effective Time, and each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3 Other Conditions Precedent.  Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Old Mutual Governing Documents, applicable Delaware Law and the 1940 Act.  Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the conditions set forth in this paragraph 6.3(a).

(b) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

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(c) Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in liquidation to the Acquired Fund shareholders in exchange for their Acquired Fund shares, all as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund shareholders in liquidation, as contemplated in this Agreement;

(iii) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in this Agreement;

(iv) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(v) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(vi) Under Code Section 354, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund Shares in the Reorganization;

(vii) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii) Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset on the date of the Reorganization.

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No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 6.3(c).

(d) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  No Action or Proceeding against the Acquired Fund or the Acquiring Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

(e) Closing of the purchase agreement by and among Touchstone Advisors, Inc., Old Mutual Capital, Inc. and Old Mutual (US) Holdings Inc., dated October 4, 2011 shall have occurred.

ARTICLE VII

EXPENSES

7.1 Touchstone (or any Affiliate thereof) and/or Old Mutual Capital (or any Affiliate thereof) will bear and pay, in such proportion as may be agreed upon by such parties, all fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated.  Reorganization expenses include, without limitation, obtaining shareholder approval of the Reorganization.

7.2 All such fees and expenses so borne and paid by Touchstone, Old Mutual Capital and/or their Affiliates shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Touchstone, Old Mutual Capital and/or their Affiliates to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.  The responsibility for payment shall be allocated between Touchstone and Old Mutual Capital (or any Affiliate thereof) as may be agreed by and between Touchstone and Old Mutual Capital.

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ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1 Amendments.  The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of shareholders of the Acquired Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further shareholder approval.  Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

8.2 Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a) by the mutual written consent of the Parties;

(b) by the Acquired Trust (i) following a material breach by the Acquiring Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Acquiring Trust or the Acquiring Fund;

(c) by the Acquiring Trust (i) following a material breach by the Acquired Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquired Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 (other than 6.3(a) if the shareholder meeting has been duly adjourned to a date prior to the Final Effective Time) are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Acquired Trust or the Acquired Fund;

(d) by either the Acquiring Trust or the Acquired Trust by written notice to the other following a determination by the terminating Party’s Board that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e) by either the Acquiring Trust or the Acquired Trust if the Effective Time does not occur by June 29, 2012 (the “Final Effective Time”), unless extended by mutual agreement and evidenced by a writing signed by an authorized officer of each Party.

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If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1 Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law or otherwise reasonably deemed necessary or appropriate by authorized officers of the Funds, on the written advice of counsel, in which case the Party issuing such statement or communication shall advise the other Parties prior to such issuance.

9.2 Confidentiality.  (a) The Parties, Touchstone and Old Mutual Capital (for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Parties, Touchstone and Old Mutual Capital agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

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ARTICLE X

MISCELLANEOUS

10.1 Entire Agreement.  This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement.  This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2 Notices.  All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to the Acquired Trust:

Joan R. Gulinello, Esq.
Old Mutual Asset Management
200 Clarendon Street
53rd Floor
Boston, MA 02116
Telephone No.: (617) 369-7379
Facsimile No.: (617) 369-7479
E-mail: jgulinello@oldmutualus.com

With a copy (which shall not constitute notice) to:

Matthew R. DiClemente, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA  19103
Telephone: (215) 564-8173
Facsimile No.: (215) 564-8120
E-mail: mdiclemente@stradley.com

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If to the Acquiring Trust:

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, OH 45202
Attention:  Steven M. Graziano
Telephone No.:  (513) 362-8292
Facsimile No.:  (513) 362-8315
E-mail:                       steve.graziano@touchstoneinvestments.com

With a copy (which shall not constitute notice) to:

Law Department
Western & Southern Financial Group, Inc.
400 Broadway
Cincinnati, OH 45202
Attention:  Kevin L. Howard, Esq.
Telephone No.:  (513) 361-6675
Facsimile No.:  (513) 629-1044
E-mail:                       kevin.howard@wslife.com

John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
Telephone No.:  (215) 981-4009
Facsimile No.:  (215) 981-4750
E-mail:                       fordjm@pepperlaw.com

10.3 Waiver.  The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4 Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties.  Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5 Survival.  Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder.  The covenants in paragraphs 1.3, 1.5, 5.10, 5.11, 5.12, 5.13, 7.1, 7.2, 9.2, 10.9, 10.13 and 10.14, this paragraph 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

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10.6 Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7 Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8 Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of Laws.

10.9 Further Assurances.  Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder.  In addition, the Acquired Fund shall deliver or cause to be delivered to the Acquiring Trust at the Closing, the Books and Records of the Acquired Fund (regardless of whose possession they are in).

10.10 Beneficiaries.  Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Acquired Fund).

10.11 Validity.  Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12 Effect of Facsimile Signature.  A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13 The Acquiring Trust Liability.  The name “Touchstone Strategic Trust” is the designation of the trustees for the time being under a Restated Agreement and Declaration of Trust of the Trust dated May 19, 1993, as amended through November 17, 2011, and all Persons dealing with the Acquiring Trust or the Acquiring Fund must look solely to the property of the Acquiring Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust.  No other portfolio of the Acquiring Trust shall be liable for any claims against the Acquiring Fund.  The Parties, along with Touchstone and Old Mutual Capital, specifically acknowledge and agree that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of the Acquiring Trust shall be liable with respect thereto.

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10.14 The Acquired Trust Liability.  The name “Old Mutual Funds II” is the designation of the trustees for the time being under an Agreement and Declaration of Trust, dated March 1, 2006, as amended through May 20, 2011, and all Persons dealing with the Acquired Trust or the Acquired Fund must look solely to the property of the Acquired Trust or the Acquired Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Trust.  No other portfolio of the Acquired Trust shall be liable for any claims against the Acquired Fund.  The Parties, along with Touchstone and Old Mutual Capital, specifically acknowledge and agree that any liability of the Acquired Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other portfolio of the Acquired Trust shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Acquired Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

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“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Old Mutual Capital” has the meaning specified in the preamble.

“Effective Time” has the meaning specified in paragraph 3.1.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Acquired Fund may have against any Person), litigation proceeds of any type (including, without limitation, proceeds resulting from litigation involving portfolio securities as well as market timing/late trading actions or settlements) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Acquired Fund, and any prepaid expenses shown on the Acquired Fund’s books at the Valuation Time, excluding the Acquired Fund’s rights under this Agreement.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“BNY Mellon” has the meaning specified in paragraph 2.4.

“Knowledge” means (i) with respect to the Acquired Trust and the Acquired Fund, the actual knowledge after reasonable inquiry of the Acquired Trust’s trustees or officers and Old Mutual Capital in its capacity as adviser to the Acquired Fund; and (ii) with respect to the Acquiring Trust and the Acquiring Fund, the actual knowledge after reasonable inquiry of the Acquiring Trust’s trustees or officers, or Touchstone in its respective capacity as a service provider to the Acquiring Trust.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Liabilities” means all liabilities of the Acquired Fund.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person.  For purposes of this definition, a decline in net asset value of the Acquired Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“Acquired Fund” has the meaning specified in the preamble.

“Old Mutual Board” has the meaning specified in the recitals.

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“Acquired Trust” has the meaning specified in the preamble.

“NYSE” means New York Stock Exchange.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Protected Persons” has the meaning specified in paragraph 9.2.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(p).

“Registration Statement” has the meaning specified in paragraph 4.1(p).

“Reorganization” has the meaning specified in the recitals.

“Acquired Fund” has the meaning specified in the preamble.

“Old Mutual Governing Documents” has the meaning specified in paragraph 1.1.

“SEC” means the U.S. Securities and Exchange Commission.

“Acquiring Trust” has the meaning specified in the preamble.

“Touchstone Board” has the meaning specified in the recitals.

“Touchstone Governing Documents” has the meaning specified in paragraph 4.3(a).

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.5.

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IN WITNESS WHEREOF, the Parties, Touchstone and Old Mutual Capital have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

OLD MUTUAL FUNDS II, on behalf of each of the following of its separate series identified on Exhibit A hereto

By:
Name:
Title:

TOUCHSTONE STRATEGIC TRUST, on behalf of each of its separate series identified on Exhibit A hereto

By:
Name:
Title:

OLD MUTUAL CAPITAL, INC.

By:
Name:
Title:

Solely for purposes of Article VII and
Paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14

TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

Solely for purposes of Article VII and
Paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14

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EXHIBIT A

The following chart shows (i) each Acquired Fund and its classes of shares and (ii) the corresponding Acquiring Fund with its classes of shares:

Acquired Fund, each a series of Old Mutual Funds II	Acquiring Fund, each a series of Touchstone Strategic Trust
Old Mutual Analytic U.S. Long/Short Fund Class A Class Z Institutional Class	Touchstone US Long/Short Fund Class A Class Y Institutional Class
Old Mutual Barrow Hanley Value Fund Class A Class Z Institutional Class	Touchstone Value Fund Class A Class Y Institutional Class
Old Mutual Copper Rock International Small Cap Fund Class A Class Z Institutional Class	Touchstone International Small Cap Fund Class A Class Y Institutional Class
Old Mutual Focused Fund Class A Class Z Institutional Class	Touchstone Focused Fund Class A Class Y Institutional Class
Old Mutual Large Cap Growth Fund Class A Class Z Institutional Class	Touchstone Capital Growth Fund Class A Class Y Institutional Class
Old Mutual TS&W Small Cap Value Fund Class A Class Z Institutional Class	Touchstone Small Cap Value Opportunities Fund Class A Class Y Institutional Class
Old Mutual TS&W Mid-Cap Value Fund Class A Class Z Institutional Class	Touchstone Mid Cap Value Opportunities Fund Class A Class Y Institutional Class

1